


                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                     FORM 8-K

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 30, 2002

                           LINCOLN NATIONAL CORPORATION

             (Exact name of registrant as specified in its charter)

       Indiana                       1-6028                   35-1140070
(State of Incorporation)     (Commission File Number       (I.R.S. Employer
                                                           Identification No.)

1500 Market Street, Suite 3900, Centre Square West Tower, Philadelphia, PA  19102
                     (Address of principal executive offices)

                    Registrant's telephone number 215-448-1400

Item 5
Statistical Report for the quarter ended June 30, 2002.




                                                                                                                   PAGE 1
                                                                  Financial Highlights
                                                              Unaudited [Amounts in Millions,
                                                                    except Per Share]

                                              For the Quarter Ended June 30              For the Six Months Ended June 30

                                         2002        2001                               2002      2001
                                       Amount      Amount     Change   % Change       Amount    Amount   Change    % Change
                                      -------     -------    -------    -------      -------   -------  -------     -------
Income from Operations
Lincoln Retirement*                      47.8        90.8      (43.0)    (47.4%)       128.2     173.1    (44.9)     (25.9%)
Life Insurance                           73.5        67.1        6.4       9.5%        144.6     135.7      8.9        6.6%
Investment Management                     6.6         3.7        2.9      78.4%         14.6       6.1      8.5      139.3%
Lincoln UK                                6.7        16.2       (9.5)    (58.6%)        21.1      30.6     (9.5)     (31.0%)
Corporate & Other**                      (7.3)       (9.7)       2.4                   (19.3)      1.2    (20.5)
                                      -------     -------    -------    -------      -------   -------  -------     -------
Total Income from Operations            127.2       168.1      (40.9)    (24.3%)       289.2     346.7    (57.5)     (16.6%)

Realized gains (losses) on
investments                             (52.7)      (11.4)     (41.3)                 (120.3)    (24.8)   (95.5)
Gains (losses) on derivatives             0.3         0.2        0.1                     0.4       0.1      0.3
Reserve increase on business sold
through reinsurance                     (14.4)        0.0      (14.4)                  (14.4)      0.0    (14.4)
Restructuring charges                    (1.0)       (3.9)       2.9                    (1.0)     (4.5)     3.5
                                      -------     -------    -------                 -------   -------  -------
Income before Accounting Changes         59.4       153.0      (93.6)                  153.9     317.5   (163.6)
Cumulative effect of accounting
changes***                                0.0       (11.3)      11.3                     0.0     (15.6)    15.6
                                      -------     -------    -------    -------      -------   -------  -------     -------
Net Income                               59.4       141.7      (82.3)    (58.1%)       153.9     301.9   (148.1)     (49.0%)
                                      =======     =======    =======    =======      =======   =======  =======     =======
Earnings per share (diluted)
Income from Operations                  $0.67       $0.88     ($0.21)    (23.9%)       $1.52     $1.80   ($0.28)     (15.6%)
Realized gain (losses) on
investments                            ($0.27)     ($0.06)    ($0.21)                 ($0.62)   ($0.13)  ($0.49)
Gains (losses) on derivatives           $0.00       $0.00      $0.00                   $0.00     $0.00    $0.00
Reserve increase on business sold
through reinsurance                    ($0.08)      $0.00     ($0.08)                 ($0.08)    $0.00   ($0.08)
Restructuring charges                  ($0.01)     ($0.02)     $0.01                  ($0.01)   ($0.02)   $0.01
                                      -------     -------    -------                 -------   -------  -------

Income before Accounting Changes        $0.31       $0.80     ($0.49)                  $0.81     $1.65   ($0.84)
Cumulative effect of accounting
changes***                              $0.00      ($0.06)     $0.06                   $0.00    ($0.08)   $0.08
                                      -------     -------    -------                 -------   -------  -------
Net Income                              $0.31       $0.74     ($0.43)    (58.1%)       $0.81     $1.57   ($0.76)     (48.4%)
                                      =======     =======    =======    =======      =======   =======  =======     =======


Inc. from Oper.- before Goodwill
Amort.
Lincoln Retirement*                      47.8        91.1      (43.3)    (47.5%)       128.2     173.7    (45.5)     (26.2%)
Life Insurance                           73.5        73.0        0.5       0.6%        144.6     147.6     (2.9)      (2.0%)
Investment Management                     6.6         7.7       (1.1)    (14.4%)        14.6      14.2      0.4        2.6%
Lincoln UK                                6.7        16.4       (9.7)    (59.3%)        21.1      30.9     (9.8)     (31.8%)
Corporate & Other**                      (7.3)       (9.2)       1.9                   (19.3)      2.0    (21.3)
                                      -------     -------    -------    -------      -------   -------  -------     -------
Total                                   127.2       179.0      (51.7)    (28.9%)       289.2     368.5    (79.2)     (21.5%)
                                      =======     =======    =======    =======      =======   =======  =======     =======
Earnings per share (diluted)
Inc. from Oper.- before Goodwill
Amort.                                  $0.67       $0.93     ($0.26)    (28.0%)       $1.52     $1.91   ($0.39)     (20.4%)
                                      -------     -------    -------    -------      -------   -------  -------     -------
Net Income - before Goodwill
Amort.
Lincoln Retirement*                      10.2        80.2      (70.0)    (87.3%)        57.8     157.1    (99.3)     (63.2%)
Life Insurance                           57.4        59.5       (2.1)     (3.5%)       101.6     128.3    (26.7)     (20.8%)
Investment Management                     6.2         6.9       (0.8)    (11.0%)        13.2      13.0      0.2        1.6%
Lincoln UK                                9.8        17.8       (8.0)    (44.7%)        20.7      32.7    (12.1)     (36.8%)
Corporate & Other**                     (24.2)      (11.8)     (12.4)                  (39.4)     (7.4)   (32.0)
                                      -------     -------    -------    -------      -------   -------  -------     -------
Total                                    59.4       152.6      (93.2)    (61.1%)       153.9     323.7   (169.8)     (52.5%)
                                      =======     =======    =======    =======      =======   =======  =======     =======
Earnings per share (diluted)
Net Income - before Goodwill
Amort.                                  $0.31       $0.79     ($0.48)    (60.8%)       $0.81     $1.68   ($0.87)     (51.8%)
Operating Revenue                     -------     -------    -------    -------      -------   -------  -------     -------
Lincoln Retirement*                     498.8       522.1      (23.3)     (4.5%)      1002.3    1034.9    (32.6)      (3.1%)
Life Insurance                          464.6       465.5       (0.9)     (0.2%)       929.9     933.4     (3.4)      (0.4%)
Investment Management                   103.1       111.4       (8.3)     (7.5%)       208.1     224.4    (16.2)      (7.2%)
Lincoln UK                               63.4        66.9       (3.4)     (5.1%)       122.2     151.2    (29.0)     (19.2%)
Corporate & Other**                      96.1       450.7     (354.6)    (78.7%)       193.2     992.1   (798.9)     (80.5%)
                                      -------     -------    -------    -------      -------   -------  -------     -------
Total Operating Revenue                1226.0      1616.5     (390.5)    (24.2%)      2455.8    3336.0   (880.2)     (26.4%)
                                      =======     =======    =======    =======      =======   =======  =======     =======


Total Revenue
Lincoln Retirement*                     442.6       512.1      (69.6)    (13.6%)       895.6    1022.5   (126.9)     (12.4%)
Life Insurance                          439.8       455.7      (15.8)     (3.5%)       863.8     915.3    (51.6)      (5.6%)
Investment Management                   102.4       110.3       (7.9)     (7.2%)       205.9     222.6    (16.6)      (7.5%)
Lincoln UK                               68.0        68.9       (0.9)     (1.3%)       121.6     153.8    (32.2)     (20.9%)
Corporate & Other**                      92.2       452.0     (359.8)    (79.6%)       184.5     983.6   (799.1)     (81.2%)
                                      -------     -------    -------    -------      -------   -------  -------     -------
Total Revenue                          1145.0      1599.0     (454.0)    (28.4%)      2271.4    3297.8  1,026.4)     (31.1%)
                                      =======     =======    =======    =======      =======   =======  =======     =======

Operational Data by Segment:
(Billions except where noted)

Lincoln Retirement*
Gross Deposits                          1.640       1.371      0.269      19.6%        3.354     2.818    0.536       19.0%
Net Cash Flows                          0.223      (0.196)     0.419     213.8%        0.311    (0.787)   1.098      139.6%
Account Values (Gross)                 49.886      53.658     (3.772)     (7.0%)      49.886    53.658   (3.772)      (7.0%)
Account Values (Net of
Reinsurance)                           48.116      52.512     (4.396)     (8.4%)      48.116    52.512   (4.397)      (8.4%)

Life Insurance Segment
First Year Premium- Retail (in
millions)                             155.801     134.596     21.205      15.8%      295.178   258.836   36.343       14.0%
First Year Premium- COLI (in
millions)                              46.631      20.976     25.655     122.3%       53.504    28.032   25.473       90.9%
First Year Premium- Total (in
millions)                             202.432     155.572     46.860      30.1%      348.682   286.867   61.815       21.5%
In-force                              244.750     223.272     21.478       9.6%      244.750   223.272   21.479        9.6%
Account Values                         11.759      11.066      0.693       6.3%       11.759    11.066    0.693        6.3%
Investment Management Segment
Retail Deposits                         1.356       0.884      0.472      53.4%        2.558     2.050    0.508       24.8%
Retail Net Cash Flows                   0.167      (0.148)     0.315     212.8%        0.257    (0.167)   0.424      253.9%
Institutional In-flows                  1.232       1.056      0.176      16.7%        2.708     2.247    0.461       20.5%
Institutional Net Cash Flows            0.455       0.445      0.010       2.2%        1.185     0.027    1.158     4288.9%
Total Net Cash Flows                    0.622       0.297      0.325     109.4%        1.442    (0.140)   1.582     1130.2%
Assets Under Management- Retail
and Inst'l                             48.738      50.737     (1.998)     (3.9%)      48.738    50.737   (1.999)      (3.9%)
Assets Under Management -
Insurance Assets                       38.476      36.018      2.458       6.8%       38.476    36.018    2.458        6.8%
Assets Under Management - Total
Segment                                87.214      86.755      0.460       0.5%       87.214    86.755    0.459        0.5%
Consolidated
Consolidated Domestic Retail
Deposits                                3.203       2.534      0.669      26.4%        6.250     5.305    0.945       17.8%
Consolidated Domestic Retail
Account Balances                       77.644      83.250     (5.606)     (6.7%)      77.644    83.250   (5.606)      (6.7%)
Total Retail Net Cash Flows             0.688      (0.073)     0.761    1038.5%        1.066    (0.427)   1.494      349.6%
Total Net Cash Flows                    1.143       0.372      0.771     207.4%        2.252    (0.400)   2.652      662.5%

Total Assets Under Management         123.036     128.507     (5.471)     (4.3%)     123.036   128.507   (5.471)      (4.3%)


  * Effective March 7, 2002, the Annuities segment became known as Lincoln
    Retirement.

 ** Upon the closing of Swiss Re's acquisition of LNC's reinsurance business on December 7, 2001, all historical financial data for the former
    Reinsurance segment was moved into "Other Operations." In addition, ongoing amortization of the deferred gain on indemnity reinsurance is shown in "Other Operations."

*** The cumulative effect of accounting changes relates to the adjustment recorded upon adoption of FAS #133 in the 1st qtr. 2001.







                                                                                                                         PAGE 2
                                                Financial Highlights
                                  Unaudited [Amounts in Millions, except Per Share]

                                            For the Quarter Ended June 30                  For the Six Months Ended June 30
                                  --------------------------------------------      --------------------------------------------
                                        2002        2001                                2002       2001
                                      Amount      Amount     Change   % Change        Amount     Amount     Change     % Change
                                  --------------------------------------------      --------------------------------------------
Consolidated Operational Data:
(Millions)

Balance Sheet Assets - End of
Period                               95069.2     96431.2    (1362.0)     (1.4%)      95069.2    96431.2    (1362.0)        (1.4%)

Shareholders' Equity
Beg of Period (Securities at
Market)                               5131.1      5096.4       34.7                   5263.5     4954.1      309.4
End of Period (Securities at
Market)                               5311.4      5055.9      255.5                   5311.4     5055.9      255.5
End of Period (Securities at
Cost)                                 4963.1      4952.8       10.3                   4963.1     4952.8       10.3
Average Equity (Securities at
Cost)                                 5081.3      4920.2      161.1                   5082.3     4936.9      145.4

Return on Equity
Inc from Operations/Average
Equity                                 10.0%       13.7%      (3.7%)                   11.4%      14.0%      (2.7%)
Net Income/Average Equity               4.7%       11.5%      (6.8%)                    6.1%      12.2%      (6.2%)

Return on Capital
Inc from Operations/Average
Capital                                 8.4%       11.3%      (2.9%)                    9.4%      11.6%      (2.2%)

Common Stock Outstanding
Average for the Period - Diluted       189.7       192.0       (2.3)     (1.2%)        190.7      192.8       (2.1)        (1.1%)
End of Period - Assuming Conv of
Pref.                                  184.5       188.2       (3.7)     (2.0%)        184.5      188.2       (3.7)        (2.0%)
End of Period - Diluted                186.9       192.9       (6.0)     (3.1%)        186.9      192.9       (6.0)        (3.1%)

Book Value (Securities at Market)     $28.79      $26.87       1.92       7.1%        $28.79     $26.87       1.92          7.1%
Book Value (Securities at Cost)       $26.90      $26.32       0.58       2.2%        $26.90     $26.32       0.58          2.2%

Cash Returned to Shareholders
Share Repurchase - dollar amount       175.7        35.1      140.6                    226.7      186.8       39.9
Dividends Declared  to
Shareholders                            59.6        56.2        3.4                    119.6      114.2        5.4
                                    --------    --------   --------                 --------   --------   --------
Total Cash Returned to
Shareholders                           235.3        91.3      144.0                    346.3      301.0       45.3
                                    ========    ========   ========                 ========   ========   ========

Share Repurchase - number of
shares                                 3.885       0.750      3.135                    4.885      4.300      0.585

Dividend Declared on Common Stock
- per share                           $0.320      $0.305     $0.015       4.9%        $0.640     $0.610     $0.030          4.9%




                                            For the Quarter Ended June 30                  For the Six Months Ended June 30
                                  --------------------------------------------      --------------------------------------------
Comprehensive Income                     2002              2001                          2002              2001
(millions)                             Amount            Amount                        Amount            Amount
                                  --------------------------------------------      --------------------------------------------
Net Income                              59.4             141.7                          153.9             301.9
Foreign Currency Translation            42.8             (19.5)                          30.0             (37.3)
Net Unrealized Gains (Losses) on
Securities                             293.9            (114.2)                         130.0              64.2
Gains (Losses) on Derivatives            0.1               3.7                            1.2               9.4
Cumulative Effect of Accounting
Change                                   0.0               0.0                            0.0              17.6
Minimum Pension Liability
Adjustment                              (2.6)              0.0                           (1.9)              0.0
                                    --------          --------                       --------          --------
Comprehensive Income                   393.6              11.7                          313.2             355.8
                                    ========          ========                       ========          ========







                                                                                                                   PAGE 3
                                                    Financial Highlights
                                            Unaudited [Amounts in Millions]


                                              For the Quarter Ended June 30              For the Six Months Ended June 30
                                      -----------------------------------------      --------------------------------------
                                         2002        2001                               2002      2001
                                       Amount      Amount     Change   % Change       Amount    Amount   Change    % Change
Consolidated Condensed Statements
of Income
Revenue:
Insurance Premiums and Fees             443.2       833.5     (390.3)    (46.8%)       881.4   1,746.9   (865.5)     (49.5%)
Investment Advisory Fees                 47.8        49.6       (1.9)     (3.7%)        95.8      99.0     (3.3)      (3.3%)
Net Investment Income                   651.0       673.1      (22.0)     (3.3%)     1,299.1   1,346.8    (47.7)      (3.5%)
Realized Gains (Losses) on
Investments                             (81.5)      (17.9)     (63.6)                 (185.0)    (38.4)  (146.6)
Gains (Losses) on Derivatives             0.4         0.2        0.2                     0.6       0.1      0.5
Other                                    84.0        60.4       23.7      39.2%        179.5     143.2     36.3       25.3%
                                      -------     -------    -------    -------      -------   -------  -------     -------
Total Revenue                         1,145.0     1,599.0     (454.0)    (28.4%)     2,271.4   3,297.8 (1,026.4)     (31.1%)
Benefits and Expenses:
Benefits                                626.1       855.0     (228.9)    (26.8%)     1,229.5   1,761.7   (532.2)     (30.2%)
Underwriting, Acquisition,
Insurance and Other Expenses            457.7       540.3      (82.5)    (15.3%)       874.7   1,111.3   (236.6)     (21.3%)
                                      -------     -------    -------    -------      -------   -------  -------     -------
Total Benefits and Expenses           1,083.9     1,395.3     (311.4)    (22.3%)     2,104.3   2,873.0   (768.7)     (26.8%)
                                      -------     -------    -------    -------      -------   -------  -------     -------
Net Income
before Federal Taxes                     61.1       203.7     (142.6)                  167.2     424.8   (257.6)
Federal Income Taxes                      1.7        50.7      (49.0)                   13.3     107.3    (94.0)
                                      -------     -------    -------    -------      -------   -------  -------     -------
Income before Accounting Changes         59.4       153.0      (93.6)                  153.9     317.5   (163.6)
Cumulative Effect of Accounting
Changes                                    --       (11.3)      11.3                      --     (15.6)    15.6
                                      -------     -------    -------    -------      -------   -------  -------     -------
Net Income                               59.4       141.7      (82.3)    (58.1%)       153.9     301.9   (148.1)     (49.0%)
                                      =======     =======    =======    =======       ======   =======  =======     =======


Income before Tax and Cumulative
Effect
of Accounting Changes By Segment
Lincoln Retirement                       (0.6)      102.6     (103.2)                   46.1     197.9   (151.8)
Life Insurance                           80.5        90.9      (10.4)                  144.3     190.0    (45.7)
Investment Management                     7.4         4.6        2.8                    15.6       8.1      7.5
Lincoln UK                                9.6        21.2      (11.6)                   20.1      40.8    (20.7)
Corporate and Other                     (35.9)      (15.6)     (20.3)                  (59.0)    (12.0)   (47.0)
                                      -------     -------    -------                  ------   -------  -------
Income before Tax and
Cumulative Effect of Accounting
Changes                                  61.1       203.7     (142.6)                  167.2     424.8   (257.6)

Pre-Tax Realized Gains (Losses)
by Segment*
Lincoln Retirement                      (56.3)      (10.0)     (46.3)                 (106.7)    (12.3)   (94.4)
Life Insurance                          (24.7)       (9.8)     (14.9)                  (66.2)    (18.0)   (48.2)
Investment Management                    (0.7)       (1.1)       0.4                    (2.2)     (1.8)    (0.4)
Lincoln UK                                4.5         2.0        2.5                    (0.6)      2.6     (3.2)
Corporate and Other                      (3.9)        1.4       (5.3)                   (8.8)     (8.7)    (0.1)
                                      -------     -------    -------                  ------   -------  -------
Pre-Tax Realized Gains (Losses)
on Investments and Derivatives          (81.1)      (17.5)     (63.6)                 (184.4)    (38.2)  (146.2)

After-Tax Realized Gains (Losses)
by Segment*
Lincoln Retirement                      (36.6)       (6.5)     (30.1)                  (69.4)     (8.0)   (61.4)
Life Insurance                          (16.0)       (6.3)      (9.7)                  (43.1)    (11.7)   (31.4)
Investment Management                    (0.4)       (0.7)       0.3                    (1.4)     (1.2)    (0.2)
Lincoln UK                                3.2         1.4        1.8                    (0.4)      1.8     (2.2)
Corporate and Other                      (2.7)        0.9       (3.5)                   (5.6)     (5.6)      --
                                      -------     -------    -------                  ------   -------  -------
After-Tax Realized Gains (Losses)
on Investments and Derivatives          (52.4)      (11.2)     (41.2)                 (119.9)    (24.7)   (95.2)

* Includes both realized gains (losses) on investments and gains (losses) on derivatives.








                                                                                                         PAGE 4
                                                             Financial Highlights
                               Unaudited [Amounts in Millions, except Retail Account Balances and Assets Managed]

                                                                   As of
                                           ---------------------------------------------------------------------
                                                 June          December
                                                 2002              2001
                                               Amount            Amount            Change          % Change
                                           ---------------------------------------------------------------------
Consolidated Condensed Balance
Sheets
Assets:
Investments:
Securities Available for Sale:
Fixed Maturities                             29,724.6          28,345.7           1,378.9              4.9%
Equities                                        419.5             470.5             (51.0)           (10.8%)
Mortgage Loans on Real Estate                 4,395.4           4,535.5            (140.2)            (3.1%)
Real Estate                                     258.7             267.9              (9.2)            (3.4%)
Policy Loans                                  1,906.1           1,939.7             (33.6)            (1.7%)
Other Long-Term Investments                     456.0             553.8             (97.9)           (17.7%)
                                            ---------         ---------         ---------         ---------
Total Investments                            37,160.1          36,113.1           1,047.0              2.9%
Other Assets:
Assets Held in Separate Accounts             40,579.6          44,833.4          (4,253.8)            (9.5%)
Other Assets                                 17,329.5          17,054.8             274.7              1.6%
                                            ---------         ---------         ---------         ---------
Total Assets                                 95,069.2          98,001.3          (2,932.1)            (3.0%)
                                            =========         =========         =========         =========

Liabilities and Shareholders'
Equity
Liabilities:
Insurance and Investment Contract
Liabilities                                  41,862.1          40,857.2           1,005.0              2.5%
Liabilities Related to Separate
Accounts                                     40,579.6          44,833.4          (4,253.8)            (9.5%)
Other Liabilities                             7,316.1           7,047.2             268.8              3.8%
                                            ---------         ---------         ---------         ---------
Total Liabilities                            89,757.8          92,737.8          (2,980.0)            (3.2%)
Shareholders' Equity:
Net Unrealized Gains(Losses) on
Securities
and Derivatives                                 348.4             217.2             131.1             60.4%
Other Shareholders' Equity                    4,963.1           5,046.3             (83.2)            (1.6%)
                                            ---------         ---------         ---------         ---------
Total Shareholders' Equity                    5,311.4           5,263.5              47.9              0.9%
Total Liabilities and                       ---------         ---------         ---------         ---------
Shareholders' Equity                         95,069.2          98,001.3          (2,932.1)            (3.0%)
                                            =========         =========         =========         =========

                                           ---------------------------------------------------------------------
                                                               As of June 30
                                           ---------------------------------------------------------------------
($ billions)                                     2002              2001
                                               Amount            Amount            Change          % Change
                                           ---------------------------------------------------------------------
Domestic Retail Account Balances:
Lincoln Retirement - Fixed
Annuities                                      16.909            15.551             1.358              8.7%
Lincoln Retirement - Variable
Annuities                                      31.206            36.961            (5.755)           (15.6%)
Lincoln Retirement - Life
Insurance                                          --             0.157            (0.157)          (100.0%)
Life Insurance Segment - Life
Insurance                                      11.759            11.066             0.693              6.3%
Investment Management - Annuities              10.896            12.532            (1.636)           (13.1%)
Investment Management - Mutual
Funds                                          11.033            12.215            (1.182)            (9.7%)
Investment Management - Wrap Fee
& Other                                         1.847             1.774             0.073              4.1%
Consolidating Adjustments                      (6.007)           (7.007)            1.000             14.3%
                                            ---------         ---------         ---------         ---------
Total Domestic Account Balance                 77.644            83.250            (5.606)            (6.7%)
                                            =========         =========         =========         =========
Assets Managed by Advisor:
Investment Management Segment                  87.214            86.755             0.459              0.5%
Lincoln UK                                      6.753             7.027            (0.274)            (3.9%)
Policy Loans (within business
units)                                          1.906             1.947            (0.041)            (2.1%)
Non-LNC Affiliates                             27.162            32.778            (5.615)           (17.1%)
                                            ---------         ---------         ---------         ---------
Total Assets Managed                          123.036           128.507            (5.471)            (4.3%)
                                            =========         =========         =========         =========









                                                                                                          PAGE 5
                                                            Eleven-Year Summary
                                         Unaudited [Millions of Dollars except Per Share Data]

For the Year Ended December 31             2001         2000         1999         1998         1997         1996
                                        -------      -------      -------      -------      -------      -------
Revenue
Lincoln Retirement                       1968.3       2133.7       2115.8       2068.1       2023.0       1805.0
Life Insurance                           1840.6       1819.0       1760.4       1378.5        544.8        549.2
Investment Management                     433.7        490.3        495.5        491.9        459.1        410.5
Lincoln UK                                293.3        438.2        446.6        439.7        427.3        393.2
Corporate & Other                        1844.7       1970.4       1985.4       1708.9       1444.3       1575.6
                                        -------      -------      -------      -------      -------      -------
Total Revenue                            6380.6       6851.5       6803.7       6087.1       4898.5       4733.6
                                        =======      =======      =======      =======      =======      =======

Income from Operations*
Lincoln Retirement                        320.3        362.0        299.4        262.4        223.0        174.6
Life Insurance                            279.0        259.9        212.0        149.2         39.9         41.2
Investment Management                      14.6         44.1         61.0         43.9         18.1         18.6
Lincoln UK                                 60.2         61.0        (13.9)        70.9       (108.3)        66.0
Corporate & Other                          14.8         (8.0)       (83.1)         4.0       (223.3)        (1.7)
                                        -------      -------      -------      -------      -------      -------
Total Income from Cont Oper               689.0        719.1        475.5        530.4        (50.6)       298.8
Discontinued Operations                                                                       110.1        135.3
                                        -------      -------      -------      -------      -------      -------
Income from Operations                    689.0        719.1        475.5        530.4         59.4        434.1
                                        =======      =======      =======      =======      =======      =======


Net Income
Lincoln Retirement                        269.2        358.6        291.5        273.8        263.3        204.3
Life Insurance                            233.1        249.3        211.5        127.5         39.1         51.8
Investment Management                      11.8         37.0         51.6         44.4         25.1         25.0
Lincoln UK                                 68.9        (13.2)       (18.2)        71.7       (106.8)        66.0
Corporate & Other                           7.2        (10.2)       (76.1)        (7.6)      (198.4)         9.3
                                        -------      -------      -------      -------      -------      -------
Total Net Inc from Cont Oper              590.2        621.4        460.4        509.8         22.2        356.4
Discontinued Operations                                                                       911.8        157.2
                                        -------      -------      -------      -------      -------      -------
Total Net Income                          590.2        621.4        460.4        509.8        934.0        513.6
                                        -------      -------      -------      -------      -------      -------

OTHER DATA

Assets                                  98001.3      99844.1     103095.7      93836.3      77174.7      71713.4

Shareholders' Equity:
Securities and Derivatives at
Market                                   5263.5       4954.1       4263.9       5387.9       4982.9       4470.0
Securities and Derivatives at
Cost                                     5046.3       4942.0       4729.6       4835.6       4546.9       4057.1
Average Equity (Sec & Deriv at
Cost)                                    5022.6       4831.9       4818.7       4685.6       4214.1       3866.0

Common Shares Outstanding:
(millions)
End of Period - Diluted                   191.1        195.2        197.0        203.4        204.7        209.5
Average for the Period - Diluted          193.3        194.9        200.4        203.3        208.0        210.7

Per Share Data (Diluted)
Income (Loss) from Continuing
Operations                                $3.56        $3.69        $2.37        $2.61       ($0.24)       $1.42
Income from Operations *                  $3.56        $3.69        $2.37        $2.61        $0.29        $2.06
Net Income from Continuing
Operations                                $3.05        $3.19        $2.30        $2.51        $0.11        $1.69
Net Income                                $3.05        $3.19        $2.30        $2.51        $4.49        $2.44

Shareholders' Equity:
Shareholders' Equity (Sec & Deriv
at Market)                               $28.10       $25.92       $21.76       $26.59       $24.63       $21.50
Shareholders' Equity (Sec & Deriv
at Cost)                                 $26.94       $25.85       $24.14       $23.86       $22.48       $19.51
Dividends Declared (Common Stock)        $1.235       $1.175       $1.115       $1.055       $0.995       $0.935

Return on Equity (see page 30)
Net Income/Average Equity                 11.8%        12.9%         9.6%        10.9%        22.2%        13.3%
Inc from Operations/Average
Equity                                    13.7%        14.9%         9.9%        11.3%         1.4%        11.2%

Market Value of Common Stock
High for the Year                       $52.750      $56.375      $57.500      $49.438      $39.063      $28.500
Low for the Year                        $38.000      $22.625      $36.000      $33.500      $24.500      $20.375
Close for the Year                      $48.570      $47.313      $40.000      $40.907      $39.063      $26.250





                                                                                                            PAGE 5
                                                      Eleven-Year Summary (continued)
                                         Unaudited [Millions of Dollars except Per Share Data]           Ten-year
                                                                                                         compound
For the Year Ended December 31             1995         1994         1993         1992         1991    annual growth
                                        -------      -------      -------      -------      -------    -------------
Revenue
Lincoln Retirement                       1877.1       1506.2       1603.8       1336.2       1216.7         4.9%
Life Insurance                            514.9        466.2        477.5        444.4        417.3        16.0%
Investment Management                     290.5
Lincoln UK                                351.5        216.0        174.9        180.6        169.6         5.6%
Corporate & Other                        1552.5       1744.1       2680.9       2780.9       3721.0
                                        -------      -------      -------      -------      -------      -------
Total Revenue                            4586.5       3932.5       4937.1       4742.1       5524.6         1.5%
                                        =======      =======      =======      =======      =======      =======

Income from Operations*
Lincoln Retirement                        175.2        142.4        127.1         89.4         58.3        18.6%
Life Insurance                             35.4         34.2         37.8         46.8         31.5        24.4%
Investment Management                      20.6
Lincoln UK                                 45.9         17.2         11.9          9.2         14.3        15.5%
Corporate & Other                        (136.2)        24.8         20.8          6.5          4.2
                                        -------      -------      -------      -------      -------      -------
Total Income from Cont Oper               140.8        218.6        197.6        151.9        108.3        20.3%
Discontinued Operations                   165.6        171.1        145.9         88.7         69.4
                                        -------      -------      -------      -------      -------      -------
Income from Operations                    306.5        389.7        343.5        240.6        177.7        14.5%
                                        =======      =======      =======      =======      =======      =======


Net Income
Lincoln Retirement                        248.8        142.4        127.1         89.4         58.3        16.5%
Life Insurance                             40.6         34.2         37.8         46.8         31.5        22.2%
Investment Management                      27.4
Lincoln UK                                 45.7         18.5         12.6          9.2         14.3
Corporate & Other                         (61.1)       (29.6)      (101.1)       125.1         28.4
                                        -------      -------      -------      -------      -------      -------
Total Net Inc from Cont Oper              301.4        165.5         76.4        270.5        132.5        16.1%
Discontinued Operations                   180.8        184.4        242.5         88.7         69.4
                                        -------      -------      -------      -------      -------      -------
Total Net Income                          482.2        349.9        318.9        359.2        201.9        11.3%
                                        -------      -------      -------      -------      -------      -------

OTHER DATA

Assets                                  63257.7      48864.8      47825.1      39042.2      33660.3        11.3%

Shareholders' Equity:
Securities and Derivatives at
Market                                   4378.1       3042.1       4072.3       2826.8       2655.8         7.1%
Securities and Derivatives at
Cost                                     3679.9       3353.1       3157.6       2664.1       2445.8         7.5%
Average Equity (Sec & Deriv at
Cost)                                    3550.5       3288.6       3009.0       2575.0       2335.3         8.0%

Common Shares Outstanding:
(millions)
End of Period - Diluted                   210.3        208.3        208.3        187.7        185.4
Average for the Period - Diluted          209.5        208.7        206.1        186.8        189.2

Per Share Data (Diluted)
Income (Loss) from Continuing
Operations                                $0.67        $1.05        $0.96        $0.81        $0.57        20.1%
Income from Operations *                  $1.46        $1.87        $1.67        $1.29        $0.94        14.3%
Net Income from Continuing
Operations                                $1.44        $0.79        $0.37        $1.45        $0.70        15.9%
Net Income                                $2.30        $1.68        $1.55        $1.92        $1.07        11.1%

Shareholders' Equity:
Shareholders' Equity (Sec & Deriv
at Market)                               $20.95       $14.67       $19.69       $15.13       $14.35         7.0%
Shareholders' Equity (Sec & Deriv
at Cost)                                 $17.61       $16.17       $15.27       $14.26       $13.21         7.4%
Dividends Declared (Common Stock)        $0.875       $0.830       $0.775       $0.738       $0.693         5.9%

Return on Equity (see page 30)
Net Income/Average Equity                 13.6%        10.6%        10.6%        13.9%         8.6%
Inc from Operations/Average
Equity                                     8.6%        11.8%        11.4%         9.3%         7.6%

Market Value of Common Stock
High for the Year                       $26.875      $22.188      $24.125      $19.032      $13.813
Low for the Year                        $17.313      $17.313      $17.344      $12.625       $9.500
Close for the Year                      $26.875      $17.500      $21.750      $18.500      $13.688        13.5%


* "Income from Operations" is defined as "Net income less realized gain (loss) on investments, derivative instruments and associated items, gain (loss) on sale of subsidiaries, restructuring charges, and cumulative effect of accounting changes, all net of taxes." Income from operations also excludes the recognition of losses and related changes to the deferred gain amortization under indemnity reinsurance resulting from future developments in the business sold through indemnity reinsurance.






PAGE 6

                                                                               Quarterly Summary
                                                                         Unaudited [Millions of Dollars
                                                                             except Per Share Data]

                                          Sep          Dec               Mar               Jun               Sep            Dec
For the Quarter Ended                    1999         1999              2000              2000              2000           2000
                                       ------       ------            ------            ------            ------         ------
Revenue
Lincoln Retirement                      520.5        538.0             548.7             530.5             532.1          522.3
Life Insurance                          437.1        473.1             441.7             444.2             453.2          479.9
Investment Management                   118.8        126.6             125.8             120.7             123.8          120.0
Lincoln UK                              110.5        103.8             112.8             108.2             112.8          104.3
Corporate & Other                       455.2        566.4             440.2             489.0             494.1          547.0
                                       ------       ------            ------            ------            ------         ------
Total Revenue                          1642.1       1807.9            1669.2            1692.7            1716.1         1773.5
                                       ======       ======            ======            ======            ======         ======
Income from Operations*
Lincoln Retirement                       75.4         73.7              88.5              84.1             102.9           86.4
Life Insurance                           52.6         57.0              60.4              62.4              66.5           70.6
Investment Management                    14.7         16.5              12.4              13.1               9.9            8.7
Lincoln UK                               16.2        (67.1)             15.7              19.3              10.6           15.5
Corporate & Other                       (27.5)       (43.5)             (6.5)             (5.9)              0.9            3.5
                                       ------       ------            ------            ------            ------         ------
Income from Operations                  131.4         36.6             170.6             173.0             190.7          184.7
                                       ======       ======            ======            ======            ======         ======
Net Income
Lincoln Retirement                       68.4         69.9              91.2              84.4              93.8           89.2
Life Insurance                           54.0         59.7              58.1              58.4              67.4           65.4
Investment Management                    14.4         19.8              12.3               8.4               9.7            6.6
Lincoln UK                               16.4        (72.6)             15.5              19.1             (29.9)         (17.9)
Corporate & Other                       (20.9)       (42.2)             (6.8)             (6.8)             (2.3)           5.7
                                       ------       ------            ------            ------            ------         ------
Total Net Income                        132.3         34.6             170.2             163.6             138.6          148.9
                                       ======       ======            ======            ======            ======         ======
OTHER DATA

Assets                                96500.7     103095.7          106340.0          103847.6          103243.1        99844.1

Shareholders' Equity
Beg of Period (Sec & Deriv at
Market)                                4817.4       4662.2            4263.9            4340.4            4223.7         4538.6
End of Period (Sec & Deriv at
Market)                                4662.2       4263.9            4340.4            4223.7            4538.6         4954.1
End of Period (Sec & Deriv at
Cost)                                  4766.0       4729.6            4751.6            4780.3            4876.3         4942.0
Average Equity (Sec & Deriv at
Cost)                                  4793.9       4774.2            4791.5            4753.0            4867.2         4915.7

Common Shares Outstanding
Average for the Period - Diluted        199.0        197.1             195.8             194.0             195.6          195.6
End of Period - Diluted                 196.9        197.0             195.1             193.7             196.2          195.2

Per Share Data (Diluted)
Income from Operations *                $0.66        $0.19             $0.87             $0.89             $0.98          $0.94
Net Income                              $0.66        $0.18             $0.87             $0.84             $0.71          $0.76

Shareholders' Equity
Shareholders' Equity (Sec & Deriv
at Market)                             $23.76       $21.76            $22.45            $22.10            $23.67         $25.92
Shareholders' Equity (Sec & Deriv
at Cost)                               $24.28       $24.14            $24.58            $25.01            $25.43         $25.85
Dividends Declared (Com Stk)           $0.275       $0.290            $0.290            $0.290            $0.290         $0.305

Return on Equity (see page 30)
Net Income/Average Equity               11.0%         2.9%             14.2%             13.8%             11.4%          12.1%
Inc from Operations/Average
Equity                                  11.0%         3.1%             14.2%             14.6%             15.7%          15.0%

Market Value of Common Stock
Highest Price                         $57.500      $48.313           $41.375           $40.063           $56.375        $50.938
Lowest Price                          $36.000      $36.500           $22.625           $29.000           $35.625        $40.875
Closing Price                         $37.563      $40.000           $33.500           $36.125           $48.125        $47.313


                                                                  Quarterly Summary (Continued)
                                                            Unaudited [Millions of Dollars
                                                                except Per Share Data]

                                          Mar          Jun               Sep               Dec               Mar            Jun
For the Quarter Ended                    2001         2001              2001              2001              2002           2002
                                       ------       ------            ------            ------            ------         ------
Revenue
Lincoln Retirement                      510.4        512.1             478.2             467.5             453.0          442.6
Life Insurance                          459.6        455.7             460.6             464.7             423.9          439.8
Investment Management                   112.3        110.3             104.7             106.5             103.5          102.4
Lincoln UK                               84.9         68.9              76.3              63.2              53.6           68.0
Corporate & Other                       531.6        452.0             489.5             371.7              92.3           92.2
                                       ------       ------            ------            ------            ------         ------
Total Revenue                          1698.8       1599.0            1609.3            1473.6            1126.4         1145.0
                                       ======       ======            ======            ======            ======         ======
Income from Operations*
Lincoln Retirement                       82.3         90.8              72.4              74.8              80.4           47.8
Life Insurance                           68.6         67.1              70.1              73.2              71.1           73.5
Investment Management                     2.4          3.7               3.5               5.1               8.0            6.6
Lincoln UK                               14.4         16.2              10.1              19.5              14.4            6.7
Corporate & Other                        10.9         (9.7)            (12.9)             26.5             (12.0)          (7.3)
                                       ------       ------            ------            ------            ------         ------
Income from Operations                  178.6        168.1             143.2             199.1             162.0          127.2
                                       ======       ======            ======            ======            ======         ======
Net Income
Lincoln Retirement                       76.6         79.9              58.6              54.2              47.6           10.2
Life Insurance                           62.9         53.5              64.7              51.9              44.2           57.4
Investment Management                     2.0          2.9               2.9               4.0               7.0            6.2
Lincoln UK                               14.8         17.6              14.0              22.5              10.8            9.8
Corporate & Other                         4.0        (12.2)            (21.2)             36.7             (15.2)         (24.2)
                                       ------       ------            ------            ------            ------         ------
Total Net Income                        160.2        141.7             119.1             169.2              94.5           59.4
                                       ======       ======            ======            ======            ======         ======
OTHER DATA

Assets                                94122.4      96431.2           90206.0           98001.3           97846.4        95069.2

Shareholders' Equity
Beg of Period (Sec & Deriv at
Market)                                4954.1       5096.4            5055.9            5368.6            5263.5         5131.1
End of Period (Sec & Deriv at
Market)                                5096.4       5055.9            5368.6            5263.5            5131.1         5311.4
End of Period (Sec & Deriv at
Cost)                                  4882.7       4952.8            5100.4            5046.3            5076.6         4963.1
Average Equity (Sec & Deriv at
Cost)                                  4953.7       4920.2            5085.0            5131.4            5083.3         5081.3

Common Shares Outstanding
Average for the Period - Diluted        193.7        192.0             194.8             192.8             191.7          189.7
End of Period - Diluted                 191.3        192.9             193.3             191.1             191.7          186.9

Per Share Data (Diluted)
Income from Operations *                $0.92        $0.88             $0.74             $1.03             $0.84          $0.67
Net Income                              $0.83        $0.74             $0.61             $0.88             $0.49          $0.31

Shareholders' Equity
Shareholders' Equity (Sec & Deriv
at Market)                             $27.09       $26.87            $28.29            $28.10            $27.30         $28.79
Shareholders' Equity (Sec & Deriv
at Cost)                               $25.96       $26.32            $26.87            $26.94            $27.02         $26.90
Dividends Declared (Com Stk)           $0.305       $0.305            $0.305            $0.320            $0.320         $0.320


Return on Equity (see page 30)
Net Income/Average Equity               12.9%        11.5%              9.4%             13.2%              7.4%           4.7%
Inc from Operations/Average
Equity                                  14.4%        13.7%             11.3%             15.5%             12.7%          10.0%

Market Value of Common Stock
Highest Price                         $48.250      $52.300           $52.750           $49.450           $53.650        $52.540
Lowest Price                          $38.000      $41.280           $41.000           $40.000           $47.200        $40.750
Closing Price                         $42.470      $51.750           $46.630           $48.570           $50.730        $42.000


* "Income from Operations" is defined as "Net income less realized gain
  (loss) on investments, derivative instruments and associated items, gain
  (loss) on sale of subsidiaries, restructuring charges, and cumulative effect of accounting changes, all net of taxes." Income from operations also excludes the recognition of losses and related changes to the deferred gain amortization under indemnity reinsurance resulting from future developments in the business sold through indemnity reinsurance.





                                                                                                                          PAGE 7

                                                 Reconciliation of Business Segments to Consolidated Income Statement
                                                                  Unaudited [Millions of Dollars]

                                                                                           Investment
For the Quarter Ended June 30         Lincoln Retirement         Life Insurance            Management               Lincoln UK

                                       Jun           Jun        Jun          Jun          Jun       Jun            Jun       Jun
                                      2002          2001       2002         2001         2002      2001           2002      2001
                                  --------      --------   --------     --------     --------  --------       --------  --------

Operating Revenue
Life and annuity premiums             13.1         32.5        47.5         50.7                                  11.4       8.8
Surrender charges                      7.2          8.5        13.5         13.5
Mortality assessments                                         123.9        124.8                                   8.3       8.9
Expense assessments                  127.1        138.0        47.2         45.3                                  27.8      31.4
Health premiums                                                 0.1          0.0                                   0.7       0.7
Investment advisory fees                                                                 68.4      72.7
Other revenue and fees                (1.3)         3.9         6.7          3.8         22.0      25.7            0.0       0.1
Net investment income                352.7        339.3       225.7        227.4         12.7      13.0           15.3      16.9
Earnings in Unconsolidated
Affiliates
                                  --------     --------    --------     --------     --------  --------       --------  --------
Operating Revenue                    498.8        522.1       464.6        465.5        103.1     111.4           63.4      66.9
                                  --------     --------    --------     --------     --------  --------       --------  --------
Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits      72.5         72.6       103.6        103.5                                  15.5      15.9
Div accum & div to policyholders                               18.2         19.0
Interest credited to policy bal.     221.8        209.7       148.9        141.2
Health policy benefits                                          0.0          0.0                                   3.5       2.0
Underwriting, acquisition,
insurance and other expenses         147.2        126.0        88.5         92.0         95.0     101.6           39.3      29.7
Goodwill amortization                               0.3                      5.9                    4.1                      0.2
Interest                                                        0.0
                                  --------      --------   --------     --------     --------  --------       --------  --------
Operating Benefits and Expenses      441.5        408.6       359.3        361.7         95.0     105.7           58.4      47.7
                                  --------      --------   --------     --------     --------  --------       --------  --------

Income from Operations Before Tax     57.3        113.6       105.3        103.8          8.1       5.7            5.1      19.1

Federal income taxes                   9.5         22.8        31.8         36.7          1.5       2.0           (1.6)      2.9
                                  --------     --------    --------     --------     --------  --------       --------  --------
Income from Operations                47.8         90.8        73.5         67.1          6.6       3.7            6.7      16.2
                                  --------     --------    --------     --------     --------  --------       --------  --------
Restructuring charges                 (1.0)        (0.6)                    (2.0)
Realized gains (losses) on
investments                          (36.6)        (6.7)      (16.4)        (6.4)        (0.4)     (0.7)           3.2       1.4
Gains (losses) on derivatives          0.1          0.1         0.3          0.1
Reserve increase on business sold
through reinsurance
Gain on sale of subsidiaries
                                  --------     --------    --------     --------     --------  --------       --------  --------
Income before Accounting Changes      10.2         83.6        57.4         58.8          6.2       3.0            9.8      17.6
Cumulative effect of accounting
changes                                            (3.7)                    (5.3)                  (0.1)
                                  --------     --------    --------     --------     --------  --------       --------  --------
Net Income                            10.2         79.9        57.4         53.5          6.2       2.9            9.8      17.6
                                  ========     ========    ========     ========     ========  ========       ========  ========
Inc. from Oper.-before Goodwill
                                  --------     --------    --------     --------     --------  --------       --------  --------
Amort.                                47.8         91.1        73.5         73.0          6.6       7.7            6.7      16.4
                                  --------     --------    --------     --------     --------  --------       --------  --------
Net Income-before Goodwill Amort.     10.2         80.2        57.4         59.5          6.2       6.9            9.8      17.8
                                  --------     --------    --------     --------     --------  --------       --------  --------

                                         Corporate and          Consolidating
                                       Other Operations          Adjustments                                      Consolidated

                                       Jun          Jun         Jun          Jun                                   Jun       Jun
                                      2002         2001        2002         2001                                  2002      2001
                                  --------     --------    --------     --------                              --------  --------
Operating Revenue
Life and annuity premiums             (3.4)       261.9                                                           68.7     353.9
Surrender charges                                   0.4         0.6          0.5                                  21.3      22.8
Mortality assessments                 (1.7)         0.0                                                          130.5     133.7
Expense assessments                    1.7         (0.0)       10.7         12.8                                 214.4     227.5
Health premiums                        7.6         94.9                                                            8.3      95.7
Investment advisory fees                                      (20.7)       (23.1)                                 47.8      49.6
Other revenue and fees                98.5         83.2       (41.3)       (56.3)                                 84.7      60.3
Net investment income                 66.5        102.0       (21.8)       (25.6)                                651.0     673.1
Earnings in Unconsolidated
Affiliates                            (0.6)         0.0                                                           (0.6)      0.0
                                  --------     --------    --------     --------                              --------  --------
Operating Revenue                    168.6        542.4       (72.5)       (91.7)                               1226.0    1616.5
                                  --------     --------    --------     --------                              --------  --------

Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits      (0.1)       181.6                                                          191.5     373.6
Div accum & div to policyholders       0.0          1.2                                                           18.2      20.2
Interest credited to policy bal.       3.7          8.7         8.0         10.0                                 382.5     369.7
Health policy benefits                30.4         89.5                                                           33.9      91.5
Underwriting, acquisition,
insurance and other expenses          97.9        218.3       (58.6)       (76.1)                                409.3     491.4
Goodwill amortization                               0.4                     (0.0)                                           10.9
Interest                              46.5         57.7       (21.8)       (25.6)                                 24.6      32.0
                                  --------     --------    --------     --------                              --------  --------
Operating Benefits and Expenses      178.4        557.4       (72.5)       (91.7)                               1060.1    1389.3
                                  --------     --------    --------     --------                              --------  --------

Income from Operations Before Tax     (9.8)       (15.0)                     0.0                                 166.0     227.2

Federal income taxes                  (2.5)        (5.3)                                                          38.7      59.1
                                  --------     --------    --------     --------                              --------  --------
Income from Operations                (7.3)        (9.7)                     0.0                                 127.2     168.1

Restructuring charges                              (1.2)                                                          (1.0)     (3.9)
Realized gains (losses) on
investments                           (2.3)         0.2        (0.0)         0.8                                 (52.7)    (11.5)
Gains (losses) on derivatives         (0.1)        (0.1)                                                           0.3       0.2
Reserve increase on business sold
through reinsurance                  (14.4)                                                                      (14.4)
Gain on sale of subsidiaries
                                  --------     --------    --------     --------                              --------  --------
Income before Accounting Changes     (24.2)       (10.8)       (0.0)         0.8                                  59.4     153.0

Cumulative effect of accounting
changes                                            (2.2)                                                                   (11.3)
                                  --------     --------    --------     --------                              --------  --------
Net Income                           (24.2)       (13.0)       (0.0)         0.8                                  59.4     141.7
                                  ========     ========    ========     ========                              ========  ========
Inc. from Oper.-before Goodwill
Amort.                                (7.3)        (9.2)                                                         127.2     179.0
                                  --------     --------    --------     --------                              --------  --------
Net Income-before Goodwill Amort.    (24.2)       (12.6)       (0.0)         0.8                                  59.4     152.6
                                  --------     --------    --------     --------                              --------  --------





                                                                                                                          PAGE 7A

                                                Reconciliation of Business Segments to Consolidated Income Statement
                                                               Unaudited [Millions of Dollars]

                                                                                            Investment
For the Six Months Ended June 30        Lincoln Retirement        Life Insurance            Management              Lincoln UK

                                          Jun         Jun         Jun         Jun         Jun         Jun         Jun         Jun
                                         2002        2001        2002        2001        2002        2001        2002        2001
                                      -------     -------     -------     -------     -------     -------     -------     -------
Operating Revenue
Life and annuity premiums                25.3        51.6        98.6       101.5                                22.8        21.0
Surrender charges                        15.1        17.5        25.2        30.6
Mortality assessments                                           247.8       249.1                                14.8        18.3
Expense assessments                     254.8       279.5        94.1        92.7                                53.1        75.1
Health premiums                                                   0.1         0.1                                 1.4         1.4
Investment advisory fees                                                                137.6       145.3
Other revenue and fees                    4.5         5.6        12.4         8.9        45.0        52.0         0.3         0.7
Net investment income                   702.6       680.7       451.7       450.4        25.5        27.1        29.9        34.8
Earnings in Unconsolidated
Affiliates
                                      -------     -------     -------     -------     -------     -------     -------     -------
Operating Revenue                      1002.3      1034.9       929.9       933.4       208.1       224.4       122.2       151.2
                                      -------     -------     -------     -------     -------     -------     -------     -------
Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits        127.9       142.4       207.7       203.4                                30.5        35.7
Div accum & div to policyholders                                 36.0        36.6
Interest credited to policy bal.        447.9       419.1       295.2       279.5
Health policy benefits                                            0.0         0.0                                 6.8         6.2
Underwriting, acquisition,
insurance and other expenses            272.1       260.6       180.6       190.8       190.4       206.4        64.2        70.8
Goodwill amortization                                 0.6                    11.8                     8.1                     0.3
Interest                                                          0.0
                                      -------     -------     -------     -------     -------     -------     -------     -------
Operating Benefits and Expenses         847.9       822.7       719.5       722.1       190.4       214.5       101.6       113.0
                                      -------     -------     -------     -------     -------     -------     -------     -------
Income from Operations Before Tax       154.4       212.2       210.4       211.2        17.8         9.9        20.6        38.2

Federal income taxes                     26.2        39.1        65.8        75.5         3.2         3.8        (0.5)        7.6
                                      -------     -------     -------     -------     -------     -------     -------     -------
Income from Operations                  128.2       173.1       144.6       135.7        14.6         6.1        21.1        30.6
                                      -------     -------     -------     -------     -------     -------     -------     -------
Restructuring charges                    (1.0)       (1.3)                   (2.0)
Realized gains (losses) on
investments                             (69.5)       (8.1)      (43.4)      (11.8)       (1.4)       (1.2)       (0.4)        1.8
Gains (losses) on derivatives             0.1         0.0         0.3         0.1
Reserve increase on business sold
through reinsurance
Gain on sale of subsidiaries          -------     -------     -------     -------     -------     -------     -------     -------
Income before Accounting Changes         57.8       163.8       101.6       122.0        13.2         4.9        20.7        32.4
Cumulative effect of accounting
changes                                              (7.3)                   (5.5)                   (0.1)
                                      -------     -------     -------     -------     -------     -------     -------     -------
Net Income                               57.8       156.5       101.6       116.5        13.2         4.8        20.7        32.4
                                      =======     =======     =======     =======     =======     =======     =======     =======
Inc. from Oper.-before Goodwill       -------     -------     -------     -------     -------     -------     -------     -------
Amort.                                  128.2       173.7       144.6       147.6        14.6        14.2        21.1        30.9
                                      -------     -------     -------     -------     -------     -------     -------     -------
Net Income-before Goodwill Amort.        57.8       157.1       101.6       128.3        13.2        13.0        20.7        32.7
                                      -------     -------     -------     -------     -------     -------     -------     -------

                                          Corporate and           Consolidating
                                         Other Operations          Adjustments                                     Consolidated

                                          Jun         Jun         Jun         Jun                                 Jun         Jun
                                         2002        2001        2002        2001                                2002        2001
                                      -------     -------     -------     -------                             -------     -------
Operating Revenue
Life and annuity premiums                (3.4)      581.9                                                       143.4       756.0
Surrender charges                                     1.2         1.1         1.2                                41.4        50.6
Mortality assessments                    (1.7)        0.0                                                       260.9       267.4
Expense assessments                       1.7        (0.0)       21.3        25.0                               425.0       472.4
Health premiums                           9.3       199.1                                                        10.8       200.5
Investment advisory fees                                        (41.9)      (46.2)                               95.8        99.0
Other revenue and fees                  199.9       169.4       (82.0)      (94.2)                              180.1       142.3
Net investment income                   133.0       203.0       (43.5)      (49.3)                             1299.1      1346.8
Earnings in Unconsolidated
Affiliates                               (0.6)        0.9                                                        (0.6)        0.9
                                      -------     -------     -------     -------                             -------     -------
Operating Revenue                       338.2      1155.6      (144.9)     (163.5)                             2455.8      3336.0
                                      -------     -------     -------     -------                             -------     -------
Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits          1.5       411.1                                                       367.6       792.5
Div accum & div to policyholders          0.0         2.5                                                        36.0        39.1
Interest credited to policy bal.         29.5        17.9        16.1        20.2                               788.6       736.7
Health policy benefits                   30.4       187.1                                                        37.3       193.3
Underwriting, acquisition,
insurance and other expenses            211.7       426.4      (117.5)     (138.8)                              801.5      1016.2
Goodwill amortization                                 0.9                    (0.0)                                           21.7
Interest                                 92.9       115.8       (43.5)      (49.3)                               49.5        66.5
                                      -------     -------     -------     -------                             -------     -------
Operating Benefits and Expenses         366.1      1161.6      (144.9)     (167.8)                             2080.5      2866.1
                                      -------     -------     -------     -------                             -------     -------
Income from Operations Before Tax       (27.9)       (6.0)                    4.3                               375.4       469.9

Federal income taxes                     (8.6)       (4.1)                    1.3                                86.1       123.2
                                      -------     -------     -------     -------                             -------     -------
Income from Operations                  (19.3)       (1.8)                    3.0                               289.2       346.7

Restructuring charges                                (1.2)                                                       (1.0)       (4.5)
Realized gains (losses) on
investments                              (5.6)       (6.3)       (0.0)        0.8                              (120.3)      (24.8)
Gains (losses) on derivatives            (0.0)       (0.0)                                                        0.4         0.1
Reserve increase on business sold
through reinsurance                     (14.4)                                                                  (14.4)
Gain on sale of subsidiaries
                                      -------     -------     -------     -------                             -------     -------
Income before Accounting Changes        (39.4)       (9.4)       (0.0)        3.8                               153.9       317.5
Cumulative effect of accounting
changes                                              (2.7)                                                                  (15.6)
                                      -------     -------     -------     -------                             -------     -------
Net Income                              (39.4)      (12.1)       (0.0)        3.8                               153.9       301.9
                                      =======     =======     =======     =======                             =======     =======
Inc. from Oper.-before Goodwill       -------     -------     -------     -------                             -------     -------
Amort.                                  (19.3)       (1.0)                    3.0                               289.2       368.5
                                      -------     -------     -------     -------                             -------     -------
Net Income-before Goodwill Amort.       (39.4)      (11.2)       (0.0)        3.8                               153.9       323.7
                                      -------     -------     -------     -------                             -------     -------





                                                                                                      PAGE 8

                                                   Statement of Consolidated Income
                                                    Unaudited [Millions of Dollars]
                                                                                              YTD        YTD
                                                                                              Jun        Jun
For the Year Ended December 31        1997       1998       1999       2000       2001       2001       2002
                                    ------    -------    -------    -------    -------    -------    -------
Operating Revenue
Life and annuity premiums            756.2      985.6     1183.0     1403.3     1363.4      756.0      143.4
Surrender charges                     45.4       91.5      110.2      114.7      101.5       50.6       41.4
Mortality assessments                186.4      380.1      496.4      496.5      533.3      267.4      260.9
Expense assessments                  600.3      803.0      930.9     1050.2      909.2      472.4      425.0
Health premiums                      572.6      635.1      698.5      409.8      340.6      200.5       10.8
Investment advisory fees             204.9      227.1      223.8      213.1      197.2       99.0       95.8
Other revenue and fees               157.3      261.0      344.5      445.4      351.8      142.3      180.1
Net investment income               2250.8     2681.4     2807.5     2747.1     2679.6     1346.8     1299.1
Earnings in Unconsolidated
Affiliates                             2.1        3.3        5.8       (0.4)       5.7        0.9       (0.6)
                                    ------    -------    -------    -------    -------    -------    -------
Operating Revenue                   4775.9     6068.0     6800.7     6879.8     6482.2     3336.0     2455.8
                                    ------    -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits    1090.2     1237.7     1546.6     1546.4     1517.9      792.5      367.6
Div accum & div to policyholders      29.7       78.0       88.4       87.6       83.7       39.1       36.0
Interest credited to policy bal.    1238.7     1446.2     1510.4     1474.2     1506.0      736.7      788.6
Health policy benefits               833.1      566.9      659.7      449.0      302.1      193.3       37.3
Underwriting, acquisition,
insurance and other expenses        1557.3     1844.2     2218.5     2168.4     2004.5     1016.2      801.5
Goodwill amortization                 15.6       44.5       49.2       45.1       43.4       21.7
Interest                              92.5      117.1      133.7      139.5      121.0       66.5       49.5
                                    ------    -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses     4857.2     5334.6     6206.4     5910.3     5578.6     2866.1     2080.5
                                    ------    -------    -------    -------    -------    -------    -------
Income from Operations Before Tax    (81.3)     733.4      594.4      969.6      903.6      469.9      375.4

Federal income taxes                 (30.6)     203.0      118.9      250.5      214.7      123.2       86.1
                                    ------    -------    -------    -------    -------    -------    -------
Income from Continuing Operations    (50.6)     530.4      475.5      719.1      689.0      346.7      289.2
                                    ------    -------    -------    -------    -------    -------    -------
Discontinued Operations              911.8
Restructuring charges                           (34.3)     (18.9)     (80.2)     (24.7)      (4.5)      (1.0)
Realized gains (losses) on
investments                           72.9       13.7        3.8      (17.5)     (68.7)     (24.8)    (120.3)

Gains (losses) on derivatives                                                     (4.9)       0.1        0.4
Reserve increase on business sold
through reinsurance                                                                                    (14.4)
Gain on sale of subsidiaries                                                      15.0
                                    ------    -------    -------    -------    -------    -------    -------
Income before Accounting Changes     934.0      509.8      460.4      621.4      605.8      317.5      153.9
Cumulative Effect of Accounting
Changes                                                                          (15.6)     (15.6)
                                    ------    -------    -------    -------    -------    -------    -------
Net Income                           934.0      509.8      460.4      621.4      590.2      301.9      153.9
                                    ======    =======    =======    =======    =======    =======    =======

                                            Statement of Consolidated Income (Continued)
                                                  Unaudited [Millions of Dollars]

For the Quarter Ended                  Sep        Dec        Mar        Jun        Sep        Dec
                                      1999       1999       2000       2000       2000       2000
                                   -------    -------    -------    -------    -------    -------
Operating Revenue
Life and annuity premiums            263.8      361.1      331.2      337.1      339.0      396.1
Surrender charges                     28.4       29.2       28.7       29.8       25.9       30.3
Mortality assessments                118.2      118.7      118.5      122.5      125.9      129.6
Expense assessments                  245.9      238.3      261.1      258.6      273.4      257.1
Health premiums                      149.6      233.6       58.4      144.0      117.9       89.4
Investment advisory fees              54.6       54.1       54.0       52.2       53.3       53.6
Other revenue and fees                77.9       71.2      106.1       88.7      106.0      144.6
Net investment income                697.1      700.1      711.1      673.8      690.0      672.1
Earnings in Unconsolidated
Affiliates                             1.2        1.8        1.0       (3.6)       1.6        0.6
                                   -------    -------    -------    -------    -------    -------
Operating Revenue                   1636.7     1808.2      670.2     1703.0      733.1     1773.5
                                   -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits     294.0      572.5      356.1      370.1      390.2      430.0
Div accum & div to policyholders      21.2       23.3       21.7       20.2       18.2       27.4
Interest credited to policy bal.     369.7      388.5      373.9      366.8      362.0      371.5
Health policy benefits               189.8      157.8      114.3      119.9      123.0       91.8
Underwriting, acquisition,
insurance and other expenses         533.4      630.5      525.7      537.5      532.4      572.9
Goodwill amortization                 12.9       14.6       10.2       12.0       12.0       10.9
Interest                              33.3       34.7       36.3       35.4       34.4       33.4
                                   -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses     1454.1     1821.8      438.2     1461.9      472.2     1537.9
                                   -------    -------    -------    -------    -------    -------
Income from Operations before
Tax/Min Int.                         182.6      (13.6)     232.0      241.1      260.8      235.6

Federal income taxes                  51.2      (50.2)      61.6       67.9       70.1       50.9

Inc from Operations before Min     -------    -------    -------    -------    -------    -------
Int                                  131.4       36.6      170.4      173.2      190.7      184.7
                                   -------    -------    -------    -------    -------    -------
Minority Interest                                           (0.2)       0.2       (0.0)       0.0
                                   -------    -------    -------    -------    -------    -------
Income from Operations               131.4       36.6      170.6      173.0      190.7      184.7
                                   -------    -------    -------    -------    -------    -------
Restructuring charges                 (3.2)      (3.6)                 (2.7)     (40.5)     (37.0)
Realized gains (losses) on
investments                            4.1        1.6       (0.4)      (6.7)     (11.6)       1.2
Gains (losses) on derivatives
Reserve increase on business sold
through reinsurance
Gain on sale of subsidiaries       -------    -------    -------    -------    -------    -------
Income before Accounting Changes     132.3       34.6      170.2      163.6      138.6      148.9
                                   -------    -------    -------    -------    -------    -------
Cumulative Effect of Accounting
Changes
Net Income                           132.3       34.6      170.2      163.6      138.6      148.9
                                   =======    =======    =======    =======    =======    =======


                                             Statement of Consolidated Income (Continued)
                                                  Unaudited [Millions of Dollars]

For the Quarter Ended                 Mar        Jun        Sep        Dec        Mar        Jun
                                     2001       2001       2001       2001       2002       2002
                                   ------    -------    -------    -------    -------    -------
Operating Revenue
Life and annuity premiums           402.1      353.9      336.8      270.7       74.7       68.7
Surrender charges                    27.8       22.8       23.2       27.7       20.2       21.3
Mortality assessments               133.7      133.7      133.3      132.6      130.4      130.5
Expense assessments                 244.9      227.5      224.4      212.4      210.5      214.4
Health premiums                     104.8       95.7      103.9       36.1        2.4        8.3
Investment advisory fees             49.4       49.6       47.2       50.9       48.0       47.8
Other revenue and fees               82.0       60.3       91.5      118.0       95.5       84.7
Net investment income               673.7      673.1      686.2      646.6      648.1      651.0
Earnings in Unconsolidated
Affiliates                            0.9        0.0        0.4        4.3                  (0.6)
                                  -------    -------    -------    -------    -------    -------
Operating Revenue                  1719.5     1616.5     1646.9     1499.3     1229.8     1226.0
                                  -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses
Ins. benefits paid or provided:
Life and annuity policy benefits    418.9      373.6      422.6      302.8      176.1      191.5
Div accum & div to policyholders     18.9       20.2       18.0       26.6       17.8       18.2
Interest credited to policy bal.    367.1      369.7      378.7      390.6      406.2      382.5
Health policy benefits              101.8       91.5       83.8       25.0        3.3       33.9
Underwriting, acquisition,
insurance and other expenses        524.8      491.4      516.0      472.3      392.2      409.3
Goodwill amortization                10.9       10.9       10.9       10.7
Interest                             34.4       32.0       29.6       25.0       24.8       24.6
                                  -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses    1476.7     1389.3     1459.6     1252.9     1020.4     1060.1
                                  -------    -------    -------    -------    -------    -------
Income from Operations before
Tax/Min Int.                        242.7      227.2      187.3      246.5      209.4      166.0

Federal income taxes                 64.1       59.1       44.1       47.4       47.4       38.7

Inc from Operations before Min    -------    -------    -------    -------    -------    -------
Int                                 178.6      168.1      143.2      199.1      162.0      127.2
                                  -------    -------    -------    -------    -------    -------
Minority Interest                    (0.0)      (0.0)      (0.0)      (0.0)
                                  -------    -------    -------    -------    -------    -------
Income from Operations              178.6      168.1      143.2      199.1      162.0      127.2
                                  -------    -------    -------    -------    -------    -------
Restructuring charges                (0.7)      (3.9)       0.0      (20.2)                 (1.0)
Realized gains (losses) on
investments                         (13.4)     (11.5)     (23.8)     (20.0)     (67.6)     (52.7)
Gains (losses) on derivatives        (0.1)       0.2       (0.4)      (4.6)       0.1        0.3
Reserve increase on business sold
through reinsurance                                                                        (14.4)
Gain on sale of subsidiaries                                          15.0
                                  -------    -------    -------    -------    -------    -------
Income before Accounting Changes    164.5      153.0      119.1      169.2       94.5       59.4
Cumulative Effect of Accounting
Changes                              (4.3)     (11.3)                 (0.0)
                                  -------    -------    -------    -------    -------    -------
Net Income                          160.2      141.7      119.1      169.2       94.5       59.4
                                  =======    =======    =======    =======    =======    =======



                                                                                                                           PAGE 9

                               Reconciliation of Business Segments to Consolidated Balance Sheets
                                              Unaudited [Millions of Dollars]

                                                                                              Investment
                                             Lincoln Retirement      Life Insurance          Management            Lincoln UK
                                            -------------------   -------------------   -------------------   -------------------
ASSETS                                           Jun        Dec        Jun        Dec        Jun        Dec        Jun        Dec
                                                2002       2001       2002       2001       2002       2001       2002       2001
                                            --------   --------   --------   --------   --------   --------   --------   --------
Investments
Corporate bonds                              11681.1    10956.5     7273.7     7088.2      439.9      424.2      574.3      512.3
U.S. government bonds                           13.3       13.2       74.2       78.2        0.1        0.2
Foreign government bonds                       192.8      145.8      121.5      114.6        1.4        1.9      278.2      326.2
Asset/Mortgage backed securities              2318.4     1945.8      769.8      779.1       38.0       42.5
State and municipal bonds                       24.6       24.3       25.0       17.4
Preferred stocks-redeemable                     55.7       62.7       12.5       13.0        8.8        8.8
Common stocks                                   20.5                   6.4        7.6                            141.9      211.3
Preferred stocks-equity                         32.8       38.5        0.7        5.6        2.6        2.6
Mortgage loans                                2297.2     2378.1     1653.2     1701.6       88.5       92.4        0.3        0.3
Real estate                                                                                                        0.2        0.2
Policy loans                                   474.6      491.4     1423.3     1439.7                              8.1        8.6
Other long-term investments                     15.2       11.7       19.3       20.9
                                            --------   --------   --------   --------   --------   --------   --------   --------
Total Investments                            17126.3    16068.0    11379.6    11265.9      579.3      572.6     1003.0     1058.8
                                            --------   --------   --------   --------   --------   --------   --------   --------


Allocated investments                         3877.4     3481.0     1338.8     1154.7      111.2      102.4
Notes receivable from LNC                      581.1      333.3      136.4       27.6       30.2       82.9
Invest in unconsol affiliates
Cash and invested cash                        (107.3)     (24.7)     (23.1)     (36.4)      68.9       55.4      230.0      181.2
Property and equipment                                                 8.0        8.5       44.7       36.5       21.1       39.3
Premium and fees receivable                      0.4        0.0       22.4        8.2       35.6       38.5
Accrued investment income                      249.6      245.0      184.2      187.6        9.6        8.9       20.5       20.9
Assets held in separate accounts             30741.3    34324.6     1341.8     1491.0                           5520.0     5607.2
Federal income tax recoverable
Amount recoverable from
reinsurers                                    1149.0     1211.6      879.6      859.5
Deferred acquisition costs                     967.8      912.8     1404.9     1265.6                            591.0      587.3
Other intangible assets                        146.8      154.5      930.7      964.0       45.8       50.1      243.9      244.0
Goodwill                                        43.9       43.9      855.1      855.1      300.7      300.7       12.7       12.1
Other                                          167.4      138.1      393.7      358.4      202.9      212.5       35.7       37.9
                                            --------   --------   --------   --------   --------   --------   --------   --------
Total Assets                                 54943.7    56888.2    18852.2    18409.7     1429.1     1460.5     7678.0     7788.8
                                            ========   ========   ========   ========   ========   ========   ========   ========


                                                 Corporate and          Consolidating
                                              Other Operations            Adjustments                                Consolidated
                                            -------------------   -------------------                         -------------------
ASSETS                                            Jun       Dec        Jun        Dec                              Jun        Dec
                                                 2002      2001       2002       2001                             2002       2001
                                             --------   --------   --------   --------                         --------   --------
Investments
Corporate bonds                               4024.7     4123.9                                                23993.6    23105.1
U.S. government bonds                          353.9      318.9                                                  441.6      410.5
Foreign government bonds                       526.1      586.2                                                 1120.1     1174.7
Asset/Mortgage backed securities               904.8      757.3                                                 4031.0     3524.7
State and municipal bonds                        9.1        3.0                                                   58.8       44.7
Preferred stocks-redeemable                      2.5        1.4                                                   79.6       85.9
Common stocks                                   98.9      100.5                                                  267.7      319.3
Preferred stocks-equity                        115.8      104.5                                                  151.8      151.2
Mortgage loans                                 356.1      363.0                                                 4395.4     4535.5
Real estate                                    259.7      269.0       (1.3)      (1.3)                           258.7      267.9
Policy loans                                                                                                    1906.1     1939.7
Other long-term investments                   1671.6     1771.3    (1250.0)   (1250.0)                           456.0      553.8
                                            --------   --------   --------   --------                         --------   --------
Total Investments                             8323.3     8399.1    (1251.3)   (1251.3)                         37160.1    36113.1
                                            --------   --------   --------   --------                         --------   --------

Allocated investments                        (1122.3)      50.0    (4205.1)   (4788.2)
Notes receivable from LNC                     (747.2)    (443.7)      (0.5)      (0.1)                             0.0        0.0
Invest in unconsol affiliates                    7.5        8.1                                                    7.5        8.1
Cash and invested cash                        2096.9     3130.5                (210.5)                          2265.4     3095.5
Property and equipment                         179.6      173.2                                                  253.5      257.5
Premium and fees receivable                    417.1      365.6      (14.2)     (12.2)                           461.4      400.1
Accrued investment income                      111.9      101.0      (19.5)                                      556.3      563.5
Assets held in separate accounts                                    2976.5     3410.5                          40579.6    44833.4
Federal income tax recoverable                                       438.4       15.1                            438.4       15.1
Amount recoverable from
reinsurers                                    4660.0     4150.6     (178.7)    (191.4)                          6509.9     6030.4
Deferred acquisition costs                       2.3       33.9       90.6       85.6                           3056.6     2885.3
Other intangible assets                                                                                         1367.3     1412.6
Goodwill                                        (0.0)      (0.0)                                                1212.4     1211.8
Other                                         1028.9     1032.7     (628.0)    (604.7)                          1200.6     1174.9
                                            --------   --------   --------   --------                         --------   --------
Total Assets                                 14958.0    17001.1    (2791.8)   (3547.1)                         95069.2    98001.3
                                            ========   ========   ========   ========                         ========   ========






                                                                                                                  PAGE 10

                                              Reconciliation of Business Segments to Consolidated Balance Sheets
                                                          Unaudited [Millions of Dollars]
                                                                                          Investment
                                          Lincoln Retirement     Life Insurance           Management            Lincoln UK
                                        -------------------------------------------------------------------------------------

LIABILITIES and SHAREHOLDERS'
EQUITY                                      Jun        Dec        Jun        Dec        Jun        Dec        Jun        Dec
                                           2002       2001       2002       2001       2002       2001       2002       2001
                                        -------------------------------------------------------------------------------------
Liabilities
Insurance and Inv Contract
Liabilities:
Life and annuity reserves                2664.9     2622.7    13339.2    12955.8                           1327.5     1338.1
Health reserves                                                   0.4        0.3                             47.2       46.0
Unpaid claims - life and health            40.2       31.3      100.3       92.9                             40.2       42.4
Unearned premiums                                                 0.0        0.0
Premium deposit funds                   18503.4    17838.9       10.0       13.9                             30.1       29.2
Participating policyholders'
funds                                                            91.9      100.2
Other policyholders' funds                                      577.3      555.2
Liab related to separate accounts       30741.3    34324.6     1341.8     1491.0                           5520.0     5607.2
                                        -------    -------    -------    -------    -------    -------    -------    -------
Total Insurance and Inv Contract
Liabilities                             51949.8    54817.5    15460.9    15209.5                           6965.0     7063.0

Federal income taxes                       80.0       (5.7)      (7.3)     (13.5)      41.7       43.3       (1.8)     (12.2)
Short-term debt                                                             10.0
Long-term debt
Minority Interest in pref.
securities of sub.
Notes payable to LNC                                                                               9.3
Other liabilities                         363.1      168.4      460.5      436.3      819.8      866.2      203.3      192.0
Deferred gain on indemnity
reinsurance
                                        -------    -------    -------    -------    -------    -------    -------    -------
Total Liabilities                       52392.9    54980.3    15914.2    15642.2      861.6      918.8     7166.5     7242.8
                                        -------    -------    -------    -------    -------    -------    -------    -------

Net unrealized gains (losses) on
securities                                137.6       79.9       48.5       13.6        2.4        1.5       25.1       15.3
Gains (losses) on derivatives               7.5        0.3       15.5        4.5
Other shareholders' equity               2405.7     1824.9     2874.1     2738.5      565.1      540.3      524.3      566.7
S/Hs' equity-minimum pension
liability adjustment                                                                                        (37.8)     (36.0)
Cumulative effect of accounting
change                                                 2.8                  10.9
                                        -------    -------    -------    -------    -------    -------    -------    -------
Shareholders' Equity                     2550.8     1907.9     2938.0     2767.5      567.6      541.7      511.5      546.0
                                        -------    -------    -------    -------    -------    -------    -------    -------
Total Liabilities and S/Hs'
Equity                                  54943.7    56888.2    18852.2    18409.7     1429.1     1460.5     7678.0     7788.8
                                        =======    =======    =======    =======    =======    =======    =======    =======



                                            Corporate and          Consolidating
                                           Other Operations         Adjustments                               Consolidated
                                        -------------------------------------------------------------------------------------

LIABILITIES and SHAREHOLDERS'
EQUITY                                      Jun        Dec        Jun        Dec                              Jun        Dec
                                           2002       2001       2002       2001                             2002       2001
                                        -------------------------------------------------------------------------------------
Liabilities
Insurance and Inv Contract
Liabilities:
Life and annuity reserves                1397.5     1122.8     (117.8)    (122.4)                         18611.2    17917.0
Health reserves                          2128.4     2491.5                                                 2176.1     2537.9
Unpaid claims - life and health           905.4      920.9                                                 1086.1     1087.5
Unearned premiums                         154.3       66.9                                                  154.3       66.9
Premium deposit funds                      29.3      105.5      585.0      597.5                          19157.8    18585.0
Participating policyholders'
funds                                                                                                        91.9      100.2
Other policyholders' funds                  7.4        7.4                                                  584.7      562.7
Liab related to separate accounts                              2976.5     3410.5                          40579.6    44833.4
Total Insurance and Inv Contract        -------    -------    -------    -------                          -------    -------
Liabilities
                                         4622.3     4715.0     3443.7     3885.6                          82441.8    85690.6


Federal income taxes                     (550.3)     (26.3)     437.6       14.3
Short-term debt                           211.0      550.7                (210.5)                           211.0      350.2
Long-term debt                           2362.3     2111.8    (1250.0)   (1250.0)                          1112.3      861.8
Minority Interest in pref.
securities of sub.                        380.0      474.7                                                  380.0      474.7
Notes payable to LNC                      361.8      335.0     (361.8)    (344.3)                             0.0        0.0
Other liabilities                        3499.6     3392.6     (848.9)    (839.5)                          4497.5     4216.1
Deferred gain on indemnity
reinsurance                              1115.2     1144.5                                                 1115.2     1144.5
                                        -------    -------    -------    -------                          -------    -------
Total Liabilities                       12002.1    12698.0     1420.6     1255.7                          89757.8    92737.8
                                        -------    -------    -------    -------                          -------    -------

Net unrealized gains (losses) on
securities                                103.8       77.2        8.3        8.2                            325.7      195.7
Gains (losses) on derivatives              (0.3)      (0.8)                                                  22.7        3.9
Other shareholders' equity               2852.4     4222.9    (4220.7)   (4811.0)                          5000.9     5082.2
S/Hs' equity-minimum pension
liability adjustment                                                                                        (37.8)     (36.0)
Cumulative effect of accounting
change                                                 3.9                                                              17.6
                                        -------    -------    -------    -------                          -------    -------
Shareholders' Equity                     2955.9     4303.1    (4212.4)   (4802.8)                          5311.4     5263.5
                                        -------    -------    -------    -------                          -------    -------

Total Liabilities and S/Hs'
Equity                                  14958.0    17001.1    (2791.8)   (3547.1)                         95069.2    98001.3
                                        =======    =======    =======    =======                          =======    =======








                                                                                                                      PAGE 11

                                        Five Year Comparative Balance Sheet
                              Unaudited [Millions of Dollars except Common Share Data]

ASSETS                                           1997              1998              1999              2000              2001
                                              -------           -------           -------           -------           -------
Investments
Corporate bonds                               16633.3           22505.2           21119.5           21249.7           23105.1
U.S. government bonds                           662.4            1134.6             538.3             542.9             410.5
Foreign government bonds                       1804.4            1321.2            1447.5            1321.1            1174.7
Mortgage backed securities                     4529.3            5080.5            4404.0            4160.4            3524.7
State and municipal bonds                       241.4              16.7              14.7              14.6              44.7
Preferred stocks-redeemable                     195.5             174.6             164.7             161.2              85.9
Common stocks                                   572.3             463.1             514.5             436.6             319.3
Preferred stocks-equity                          88.2              79.8              89.5             113.1             151.2
Mortgage loans                                 3288.1            4393.1            4735.4            4663.0            4535.5
Real estate                                     576.0             488.7             256.2             282.0             267.9
Policy loans                                    763.1            1840.0            1892.4            1960.9            1939.7
Other long-term investments                     464.8             432.0             401.8             463.3             553.8
                                              -------           -------           -------           -------           -------
Total Investments                             29818.8           37929.5           35578.4           35368.6           36113.1
                                              -------           -------           -------           -------           -------

Invest in unconsol affiliates                    21.0              18.8              25.8               6.4               8.1
Cash and invested cash                         3794.7            2433.4            1895.9            1927.4            3095.5
Property and equipment                          189.8             174.8             203.8             228.2             257.5
Premiums and fees receivable                    197.5             246.2             259.6             296.7             400.1
Accrued investment income                       423.0             528.5             533.2             546.4             563.5
Assets held in separate accounts              37138.8           43408.9           53654.2           50579.9           44833.4
Federal income taxes recoverable                                  204.1             345.0             207.5              15.1
Amounts recoverable from
reinsurers                                     2350.8            3127.1            3954.3            3747.7            6030.4
Deferred acquisition costs                     1623.8            1964.4            2800.3            3070.5            2885.3
Other intangible assets                         613.9            1848.4            1746.5            1557.0            1412.6
Goodwill                                        457.7            1484.3            1423.0            1286.0            1211.8
Other                                           544.8             468.0             675.7            1021.6            1174.9
                                              -------           -------          --------           -------           -------
Total Assets                                  77174.7           93836.3          103095.7           99844.1           98001.3
                                              =======           =======          ========           =======           =======


LIABILITIES and SHAREHOLDERS'
EQUITY

Liabilities
Insurance and Inv Contract
Liabilities:
Life and annuity reserves                      8228.7           16434.2           17071.4           17841.2           17917.0
Health reserves                                2300.4            2600.1            2507.8            2523.8            2537.9
Unpaid claims-life and health                   682.0            1043.4            1269.8            1316.6            1087.5
Unearned premiums                                55.3              62.3              75.8              46.5              66.9
Premium deposit funds                         19803.0           20171.9           19624.1           17715.5           18585.0
Participating policyholders'
funds                                            79.8             142.7             132.0             139.4             100.2
Other policyholders' funds                      180.6             438.4             472.6             522.2             562.7
Liab related to separate accounts             37138.8           43408.9           53654.2           50579.9           44833.4
                                              -------           -------          --------           -------           -------
Total Ins and Inv Contr
Liabilities                                   68468.5           84301.9           94807.7           90685.1           85690.6

Federal income taxes                            487.8
Short-term debt                                 297.2             314.6             460.2             312.9             350.2
Long-term debt                                  511.0             712.2             712.0             712.2             861.8
Minority Interest - pref sec of a
sub                                             315.0             745.0             745.0             745.0             474.7
Other liabilities                              2112.2            2374.6            2107.0            2434.7            4216.1
Deferred gain on indemnity
reinsurance                                                                                                            1144.5
                                              -------           -------          --------           -------           -------
Total Liabilities                             72191.8           88448.3           98831.9           94890.0           92737.8
                                              -------           -------          --------           -------           -------

S/Hs' equity-unrealized gains
(losses)-cont op.                               436.0             552.4            (465.7)             12.0             199.6
S/Hs' equity-foreign currency                    46.2              50.0              30.0              21.9              (8.1)
S/Hs' equity-minimum pension
liability adjustment                                                                                                    (36.0)
S/Hs' equity-other                             4500.7            4785.5            4699.6            4920.2            5090.4
Cumulative effect of accounting
change                                                                                                                   17.6
                                              -------           -------          --------           -------           -------
Total Shareholders' Equity                     4982.9            5387.9            4263.9            4954.1            5263.5
                                              -------           -------          --------           -------           -------

Total Liabilities                             -------           -------          --------           -------           -------
and Shareholders' Equity                      77174.7           93836.3          103095.7           99844.1           98001.3
                                              =======           =======          ========           =======           =======

Shareholders' Equity Per Share
[Book Value, Securities at Cost]               $22.48            $23.86            $24.14            $25.85            $26.94
Common shares outstanding                       202.3             202.6             196.0             191.2             187.3







                                                                                               PAGE 12
                                                    Quarterly Balance Sheet
                                       Unaudited [Millions of Dollars except Common Share Data]


                                           Sep        Dec        Mar        Jun          Sep       Dec
                                          1999       1999       2000       2000         2000      2000
                                       -------    -------    -------    -------      -------   -------
ASSETS
Investments
Corporate bonds                        21560.5    21119.5    21188.0    20719.1      21064.7   21249.7
U.S. government bonds                    991.0      538.3      572.4      566.2        575.5     542.9
Foreign government bonds                1369.6     1447.5     1416.4     1377.4       1277.7    1321.1
Mortgage backed securities              4601.2     4404.0     4393.4     4242.4       4172.5    4160.4
State and municipal bonds                 14.8       14.7       14.7       14.1         14.3      14.6
Preferred stocks - redeemable            171.3      164.7      159.7      159.2        159.5     161.2
Common stocks                            423.9      514.5      496.4      467.8        479.9     436.6
Preferred stocks-equity                   82.7       89.5       91.3       92.2         90.3     113.1
Mortgage loans                          4772.7     4735.4     4833.9     4783.8       4767.3    4663.0
Real estate                              280.3      256.2      283.4      282.1        297.6     282.0
Policy loans                            1863.2     1892.4     1896.3     1914.7       1935.6    1960.9
Other long-term investments              401.2      401.8      428.8      438.2        470.5     463.3
                                       -------    -------    -------    -------      -------   -------
Total Investments                      36532.4    35578.4    35774.6    35057.2      35305.4   35368.6
                                       -------    -------    -------    -------      -------   -------

Invest in unconsol affiliates             23.4       25.8                  (0.9)         5.8       6.4
Cash and invested cash                  2342.9     1895.9     1510.1     1619.3       1435.9    1927.4
Property and equipment                   191.9      203.8      207.7      205.5        213.8     228.2
Premiums and fees receivable             296.0      259.6      190.2      247.8        240.8     296.7
Accrued investment income                602.9      533.2      575.0      544.0        569.2     546.4
Assets held in separate accounts       46228.8    53654.2    56907.6    54924.2      54410.9   50579.9
Federal income taxes recoverable         457.3      345.0      300.4      246.1        267.3     207.5
Amount recoverable from
reinsurers                              3315.6     3954.3     3851.0     3775.3       3774.7    3747.7
Deferred acquisition costs              2614.5     2800.3     2870.4     2968.0       3048.0    3070.5
Other intangible assets                 1760.6     1746.5     1705.5     1646.7       1598.4    1557.0
Goodwill                                1435.0     1423.0     1349.6     1335.4       1296.6    1286.0
Other                                    699.3      675.7     1097.8     1279.1       1076.4    1021.6
                                       -------   --------   --------   --------     --------  --------
Total Assets                           96500.7   103095.7   106340.0   103847.6     103243.1   99844.1
                                       =======   ========   ========   ========     ========  ========

LIABILITIES and SHAREHOLDERS'
EQUITY

Liabilities
Insurance and Inv Contract
Liabilities:
Life and annuity reserves              16760.5    17071.4    17172.1    17247.3      17500.0   17841.2
Health reserves                         2511.3     2507.8     2547.4     2494.2       2520.2    2523.8
Unpaid claims-life and health           1162.6     1269.8     1177.3     1204.1       1202.8    1316.6
Unearned premiums                         62.5       75.8       57.1       52.8         51.8      46.5
Premium deposit funds                  19988.9    19624.1    18899.3    18407.2      18072.1   17715.5
Participating policyholders'
funds                                    120.2      132.0      130.7      130.4        135.4     139.4
Other policyholders' funds               445.9      472.6      478.9      490.6        500.7     522.2
Liab related to separate accounts      46228.8    53654.2    56907.6    54924.2      54410.9   50579.9
                                       -------   --------   --------   --------     --------  --------
Total Ins and Inv Contr
Liabilities                            87280.8    94807.7    97370.5    94950.8      94394.0   90685.1

Federal income taxes
Short-term debt                          367.7      460.2      474.2      355.7        330.3     312.9
Long-term debt                           712.0      712.0      712.0      712.1        712.2     712.2
Minority Interest - pref sec of a
sub                                      745.0      745.0      745.0      745.0        745.0     745.0
Notes payable to LNC
Other liabilities                       2733.0     2107.0     2697.9     2860.3       2522.9    2434.7
Deferred gain on indemnity
reinsurance
                                       -------   --------   --------   --------     --------  --------
Total Liabilities                      91838.5    98831.9   101999.6    99623.9      98704.5   94890.0
                                       -------   --------   --------   --------     --------  --------

S/Hs' equity-unrealized gns
(losses)- inv.                          (103.8)    (465.7)    (411.2)    (556.6)      (337.7)     12.0
S/Hs' equity- gains
(losses)-derivatives
S/Hs' equity-foreign currency             40.2       30.0       22.8       21.8         19.9      21.9
S/Hs' equity-minimum pension
liability adj
S/Hs' equity-other                      4725.8     4699.6     4728.9     4758.5       4856.4    4920.1
Cumulative effect of accounting
change
                                       -------   --------   --------   --------     --------  --------
Total Shareholders' Equity              4662.2     4263.9     4340.4     4223.7       4538.6    4954.1
                                       -------   --------   --------   --------     --------  --------

Total Liabilities
and Shareholders' Equity               96500.7   103095.7   106340.0   103847.6     103243.1   99844.1
                                       =======   ========   ========   ========     ========  ========
Shareholders' Equity Per Share
[Book Value, Securities at Cost]        $24.28     $24.14     $24.58     $25.01       $25.43    $25.85
Common shares outstanding                196.3      196.0      193.3      191.1        191.8     191.2





                                                    Quarterly Balance Sheet
                                       Unaudited [Millions of Dollars except Common Share Data]


                                           Mar        Jun        Sep        Dec          Mar       Jun
                                          2001       2001       2001       2001         2002      2002
                                       -------    -------    -------    -------      -------   -------
ASSETS
Investments
Corporate bonds                        21855.2    22116.6    23424.3    23105.1      23470.4   23993.6
U.S. government bonds                    536.6      510.0      467.7      410.5        429.1     441.6
Foreign government bonds                1240.8     1236.3     1160.3     1174.7       1180.1    1120.1
Mortgage backed securities              4009.8     3844.6     3765.6     3524.7       3613.9    4031.0
State and municipal bonds                 14.7       14.1       14.4       44.7         62.6      58.8
Preferred stocks - redeemable            154.1      152.2       99.3       85.9         84.6      79.6
Common stocks                            388.6      373.3      311.2      319.3        284.4     267.7
Preferred stocks-equity                  170.9      160.8      166.5      151.2        154.2     151.8
Mortgage loans                          4641.2     4652.8     4663.1     4535.5       4448.2    4395.4
Real estate                              308.1      306.9      288.8      267.9        258.2     258.7
Policy loans                            1947.0     1947.4     1943.4     1939.7       1918.0    1906.1
Other long-term investments              477.4      480.9      483.4      553.8        459.6     456.0
                                       -------    -------    -------    -------      -------   -------
Total Investments                      35744.5    35796.0    36788.0    36113.1      36363.1   37160.1
                                       -------    -------    -------    -------      -------   -------

Invest in unconsol affiliates              7.3        6.1        6.5        8.1          8.1       7.5
Cash and invested cash                  2015.2     1501.9     1996.3     3095.5       1699.5    2265.4
Property and equipment                   242.1      251.4      261.0      257.5        266.4     253.5
Premiums and fees receivable             282.8      303.7      264.5      400.1        376.3     461.4
Accrued investment income                581.9      573.2      615.1      563.5        577.1     556.3
Assets held in separate accounts       44506.2    47140.2    39479.8    44833.4      44916.7   40579.6
Federal income taxes recoverable         106.6      177.5       35.3       15.1        551.3     438.4
Amount recoverable from
reinsurers                              3706.4     3662.0     3818.3     6030.4       6096.3    6509.9
Deferred acquisition costs              2963.4     3129.1     3087.2     2885.3       3114.9    3056.6
Other intangible assets                 1505.3     1479.0     1451.5     1412.6       1384.0    1367.3
Goodwill                                1274.5     1263.6     1253.2     1211.8       1211.5    1212.4
Other                                   1186.3     1147.7     1149.4     1174.9       1280.9    1200.6
                                       -------   --------   --------   --------     --------  --------
Total Assets                           94122.4    96431.2    90206.0    98001.3      97846.4   95069.2
                                       =======   ========   ========   ========     ========  ========

LIABILITIES and SHAREHOLDERS'
EQUITY

Liabilities
Insurance and Inv Contract
Liabilities:
Life and annuity reserves              17733.0    17865.3    17990.8    17917.0      18014.6   18611.2
Health reserves                         2534.8     2533.9     2573.2     2537.9       2492.4    2176.1
Unpaid claims-life and health           1255.3     1136.5     1206.6     1087.5       1153.6    1086.1
Unearned premiums                         45.9       19.0        8.1       66.9         66.5     154.3
Premium deposit funds                  17667.1    17715.9    18509.7    18585.0      18669.6   19157.8
Participating policyholders'
funds                                    145.0      135.2      118.3      100.2         98.6      91.9
Other policyholders' funds               532.1      541.4      554.3      562.7        571.9     584.7
Liab related to separate accounts      44506.2    47140.2    39479.8    44833.4      44916.7   40579.6
                                       -------   --------   --------   --------     --------  --------
Total Ins and Inv Contr
Liabilities                            84419.3    87087.2    80440.8    85690.6      85983.9   82441.8

Federal income taxes
Short-term debt                          415.3      351.3      539.0      350.2        510.2     211.0
Long-term debt                           712.3      712.4      712.4      861.8        861.8    1112.3
Minority Interest - pref sec of a
sub                                      745.0      745.0      305.0      474.7        376.2     380.0
Notes payable to LNC                                                                    (0.0)      0.0
Other liabilities                       2734.2     2479.4     2840.2     4216.1       3864.6    4497.5
Deferred gain on indemnity
reinsurance                                                              1144.5       1118.6    1115.2
                                       -------   --------   --------   --------     --------  --------
Total Liabilities                      89026.0    91375.3    84837.4    92737.8      92715.3   89757.8
                                       -------   --------   --------   --------     --------  --------

S/Hs' equity-unrealized gns
(losses)- inv.                           190.4       76.2      247.9      195.7         31.8     325.7
S/Hs' equity- gains
(losses)-derivatives                       5.7        9.4        2.9        3.9         22.6      22.7
S/Hs' equity-foreign currency              4.1      (15.3)       6.9       (8.1)       (20.9)     21.9
S/Hs' equity-minimum pension
liability adj                                                             (36.0)       (35.2)    (37.8)
S/Hs' equity-other                      4878.5     4968.2     5093.4     5090.4       5132.7    4979.0
Cumulative effect of accounting
change                                    17.6       17.6       17.6       17.6
                                       -------   --------   --------   --------     --------  --------
Total Shareholders' Equity              5096.4     5055.9     5368.6     5263.5       5131.1    5311.4
                                       -------   --------   --------   --------     --------  --------
Total Liabilities
and Shareholders' Equity               94122.4    96431.2    90206.0    98001.3      97846.4   95069.2
                                       =======   ========   ========   ========     ========  ========
Shareholders' Equity Per Share
[Book Value, Securities at Cost]        $25.96     $26.32     $26.87     $26.94       $27.02    $26.90
Common shares outstanding                188.1      188.2      189.8      187.3        187.9     184.5





                                                                                                         PAGE 13
                                                                Lincoln Retirement
                                                         Income Statements & Operational Data
                                                          Unaudited [Millions of Dollars]

                                                                                                  YTD        YTD
                                                                                                  Jun        Jun
For the Year Ended December 31            1997       1998       1999       2000       2001       2001       2002
                                       -------    -------    -------    -------    -------    -------    -------
Operating Revenue
Premiums                                  84.2       53.9       65.2       64.3       77.5       51.6       25.3
Surrender charges                         29.8       33.5       37.9       41.8       31.2       17.5       15.1
Expense assessments                      367.2      459.9      536.2      628.4      537.7      279.5      254.8
Other revenue and fees                     1.2        1.7       14.5       11.0       16.7        5.6        4.5
Net investment income                   1477.1     1501.6     1474.2     1393.5     1370.0      680.7      702.6
                                       -------    -------    -------    -------    -------    -------    -------
Operating Revenue                       1959.5     2050.6     2128.0     2138.9     2033.1     1034.9     1002.3
                                       -------    -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                 292.6      271.6      259.1      254.7      263.9      142.4      127.9
Interest credited to policy bal.         974.4      955.2      925.2      866.1      863.8      419.1      447.9
Underwriting, acquisition,
insurance and other expenses             415.0      498.8      560.8      575.5      524.5      260.6      272.1
Goodwill amortization                      0.0        2.2        2.0       (0.6)       1.2        0.6        0.0
                                       -------    -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses         1682.0     1727.8     1747.1     1695.7     1653.5      822.7      847.9
                                       -------    -------    -------    -------    -------    -------    -------
Income from Operations Before Tax        277.5      322.8      380.9      443.2      379.6      212.2      154.4

Federal income taxes                      54.5       60.4       81.4       81.2       59.3       39.1       26.2
                                       -------    -------    -------    -------    -------    -------    -------
Income from Operations                   223.0      262.4      299.4      362.0      320.3      173.1      128.2
                                       -------    -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                               40.3       11.4       (7.9)      (3.4)     (42.3)      (8.1)     (69.5)
Gains (losses) on derivatives                                                         (0.2)       0.0        0.1
Restructuring charges                                                                 (1.3)      (1.3)      (1.0)
                                       -------    -------    -------    -------    -------    -------    -------
Income before Accounting Changes         263.3      273.8      291.5      358.6      276.5      163.8       57.8
Cumulative effect of accounting
changes                                                                               (7.3)      (7.3)       0.0
                                       -------    -------    -------    -------    -------    -------    -------
Net Income                               263.3      273.8      291.5      358.6      269.2      156.5       57.8
                                       =======    =======    =======    =======    =======    =======    =======
Inc from Oper -before Goodwill
Amort.                                   223.0      264.6      301.5      361.4      321.5      173.7      128.2
Net Income -before Goodwill
Amort.                                   263.3      276.0      293.6      358.0      270.5      157.1       57.8

Effective tax rate                       19.6%      18.7%      21.4%      18.3%      15.6%      18.4%      17.0%

Operating Revenue                       1959.5     2050.6     2128.0     2138.9     2033.1     1034.9     1002.3
Realized gains (losses) on
investments                               63.5       17.5      (12.1)      (5.2)     (64.5)     (12.4)    (106.7)
Gains (losses) on derivatives                                                         (0.3)       0.0       (0.0)
                                       -------    -------    -------    -------    -------    -------    -------
Total Revenue                           2023.0     2068.1     2115.8     2133.7     1968.3     1022.5      895.6
                                       =======    =======    =======    =======    =======    =======    =======
Average capital                         1373.0     1592.6     1562.0     1601.8     1828.2     1792.5     2216.4
Return on average capital                16.2%      16.5%      19.2%      22.6%      17.5%      19.3%      11.6%






                                                                                           Page 14
                                                       Lincoln Retirement
                                               Income Statements & Operational Data
                                                 Unaudited [Millions of Dollars]

                                        Sep        Dec        Mar        Jun        Sep        Dec
                                       1999       1999       2000       2000       2000       2000
                                    -------    -------    -------    -------    -------    -------
Operating Revenue
Premiums                               13.1       21.0       13.3       16.8       18.0       16.2
Surrender charges                      10.1        9.8       11.1       11.2       10.4        9.1
Expense assessments                   142.6      140.5      155.1      155.7      163.4      154.2
Other revenue and fees                  0.9        6.4        2.2        0.6        4.6        3.5
Net investment income                 364.5      366.0      362.9      345.8      349.8      335.0
                                    -------    -------    -------    -------    -------    -------
Operating Revenue                     531.2      543.7      544.6      530.1      546.2      518.1
                                    -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses
Benefits paid or provided:
Benefits                               55.0       77.2       61.6       65.7       68.4       59.0
Interest credited to policy
balances                              230.1      234.1      228.2      219.4      205.4      213.2
Underwriting, acquisition,
insurance and other expenses          146.5      134.7      144.5      139.8      147.9      143.2
Goodwill amortization                   0.6        0.5       (1.5)       0.3        0.3        0.3
                                    -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses       432.2      446.5      432.8      425.2      421.9      415.7
                                    -------    -------    -------    -------    -------    -------

Income from Operations Before Tax      99.0       97.2      111.8      104.8      124.2      102.3

Federal income taxes                   23.6       23.5       23.3       20.7       21.3       15.9
                                    -------    -------    -------    -------    -------    -------
Income from Operations                 75.4       73.7       88.5       84.1      102.9       86.4
                                    -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                            (7.0)      (3.7)       2.7        0.3       (9.1)       2.8
Gains (losses) on derivatives
Restructuring charges
                                    -------    -------    -------    -------    -------    -------
Income before Accounting Changes       68.4       69.9       91.2       84.4       93.8       89.2
Cumulative effect of accounting
changes
                                    -------    -------    -------    -------    -------    -------
Net Income                             68.4       69.9       91.2       84.4       93.8       89.2
                                    =======    =======    =======    =======    =======    =======

Inc from Oper -before Goodwill
Amort.                                 76.0       74.2       87.0       84.4      103.2       86.7
Net Income -before Goodwill
Amort.                                 69.1       70.4       89.7       84.7       94.1       89.5

Effective tax rate                    23.8%      24.2%      20.8%      19.7%      17.1%      15.6%

Operating Revenue                     531.2      543.7      544.6      530.1      546.2      518.1
Realized gains (losses) on
investments                           (10.7)      (5.8)       4.2        0.4      (14.1)       4.2
Gains (losses) on derivatives
                                    -------    -------    -------    -------    -------    -------
Total Revenue                         520.5      538.0      548.7      530.5      532.1      522.3
                                    =======    =======    =======    =======    =======    =======
Average capital                      1471.2     1559.0     1438.4     1647.7     1635.2     1686.0
Return on average capital             20.5%      18.9%      24.6%      20.4%      25.2%      20.5%

                                                      Lincoln Retirement
                                            Income Statements & Operational Data (Continued)
                                                 Unaudited [Millions of Dollars]

                                        Mar        Jun        Sep        Dec        Mar        Jun
                                       2001       2001       2001       2001       2002       2002
                                    -------    -------    -------    -------    -------    -------
Operating Revenue
Premiums                               19.1       32.5       13.2       12.7       12.2       13.1
Surrender charges                       9.1        8.5        6.5        7.2        7.9        7.2
Expense assessments                   141.6      138.0      132.0      126.2      127.7      127.1
Other revenue and fees                  1.7        3.9        1.2       10.0        5.8       (1.3)
Net investment income                 341.3      339.3      346.6      342.6      349.9      352.7
                                    -------    -------    -------    -------    -------    -------
Operating Revenue                     512.8      522.1      499.5      498.7      503.5      498.8
                                    -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses
Benefits paid or provided:
Benefits                               69.8       72.6       66.3       55.3       55.4       72.5
Interest credited to policy
balances                              209.4      209.7      217.2      227.5      226.1      221.8
Underwriting, acquisition,
insurance and other expenses          134.6      126.0      132.8      131.1      124.9      147.2
Goodwill amortization                   0.3        0.3        0.3        0.3
                                    -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses       414.1      408.6      416.6      414.2      406.4      441.5
                                    -------    -------    -------    -------    -------    -------

Income from Operations Before Tax      98.7      113.6       82.9       84.5       97.1       57.3

Federal income taxes                   16.3       22.8       10.4        9.7       16.7        9.5
                                    -------    -------    -------    -------    -------    -------
Income from Operations                 82.3       90.8       72.4       74.8       80.4       47.8
                                    -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                            (1.4)      (6.7)     (13.5)     (20.7)     (32.8)     (36.6)
Gains (losses) on derivatives          (0.1)       0.1       (0.3)       0.1        0.0        0.1
Restructuring charges                  (0.7)      (0.6)       0.0        0.0        0.0       (1.0)
                                    -------    -------    -------    -------    -------    -------
Income before Accounting Changes       80.2       83.6       58.6       54.2       47.6       10.2
Cumulative effect of accounting
changes                                (3.6)      (3.7)       0.0        0.0        0.0        0.0
                                    -------    -------    -------    -------    -------    -------
Net Income                             76.6       79.9       58.6       54.2       47.6       10.2
                                    =======    =======    =======    =======    =======    =======

Inc from Oper -before Goodwill
Amort.                                 82.6       91.1       72.7       75.1       80.4       47.8
Net Income -before Goodwill
Amort.                                 76.9       80.2       58.9       54.5       47.6       10.2

Effective tax rate                    16.6%      20.1%      12.6%      11.5%      17.2%      16.5%

Operating Revenue                     512.8      522.1      499.5      498.7      503.5      498.8
Realized gains (losses) on
investments                            (2.2)     (10.3)     (20.8)     (31.3)     (50.5)     (56.2)
Gains (losses) on derivatives          (0.2)       0.2       (0.5)       0.2        0.0       (0.1)
                                    -------    -------    -------    -------    -------    -------
Total Revenue                         510.4      512.1      478.2      467.5      453.0      442.6
                                    =======    =======    =======    =======    =======    =======
Average capital                      1797.9     1787.1     1902.9     1824.9     2041.6     2391.2
Return on average capital             18.3%      20.3%      15.2%      16.4%      15.8%       8.0%





                                                                                                                        Page 15
                                                                     Lincoln Retirement
                                                               Annuity Account Value Roll Forward
                                                                Unaudited [Billions of Dollars]
                                                                                                               YTD          YTD
                                                                                                               Jun          Jun
                                             1997         1998         1999         2000         2001         2001         2002
                                         --------     --------     --------     --------     --------     --------     --------

Fixed Annuities- Bal Beg-of-Year           17.634       17.214       18.111       18.210       16.615       16.615       18.004

Gross Deposits                              1.632        1.452        2.563        2.074        3.342        1.228        1.759
Withdrawals (incl charges) &
deaths                                     (2.220)      (2.468)      (2.521)      (3.283)      (2.448)      (1.361)      (1.281)
                                         --------     --------     --------     --------     --------     --------     --------
Net cash flows                             (0.588)      (1.016)       0.042       (1.209)       0.894       (0.134)       0.478
Transfer from (to) var annuities           (1.336)      (0.356)      (0.783)      (1.329)      (0.428)      (0.236)      (0.264)
Interest credited                           0.978        0.994        0.840        0.944        0.923        0.451        0.461
Acq of new business/companies               0.527        1.274
                                         --------     --------     --------     --------     --------     --------     --------
Fixed Annuities-Gross                      17.214       18.111       18.210       16.615       18.004       16.697       18.679
Reinsurance Ceded                          (1.757)      (1.606)      (1.419)      (1.221)      (1.514)      (1.146)      (1.770)
                                         --------     --------     --------     --------     --------     --------     --------
Fixed Annuities-Bal End -of-Year           15.458       16.505       16.791       15.394       16.491       15.551       16.909
                                         --------     --------     --------     --------     --------     --------     --------
Fixed Annuities Incremental
Deposits *                                  1.412        1.265        2.310        1.918        3.213        1.147        1.720


Variable Annuities-Bal
Beg-of-Year                                20.383       27.346       33.358       41.493       39.427       39.427       34.638

Gross Deposits                              2.695        2.791        2.553        3.165        3.067        1.590        1.595
Withdrawals (incl charges) &
deaths                                     (2.038)      (3.019)      (3.760)      (4.830)      (3.856)      (2.243)      (1.762)
                                         --------     --------     --------     --------     --------     --------     --------
Net cash flows                              0.657       (0.228)      (1.207)      (1.665)      (0.789)      (0.653)      (0.167)
Transfer from (to) fixed
annuities                                   1.335        0.389        0.787        1.320        0.428        0.238        0.266
Invest inc & change in mkt value            4.971        5.414        8.555       (1.721)      (4.428)      (2.051)      (3.531)
Acq(sale) of new
business/companies                                       0.437
                                         --------     --------     --------     --------     --------     --------     --------
Var Annuities-Bal End-of-Year              27.346       33.358       41.493       39.427       34.638       36.961       31.206
                                         --------     --------     --------     --------     --------     --------     --------
Variable Annuities Incremental
Deposits *                                  2.585        2.641        2.409        2.667        2.624        1.295        1.469


Total Annuities - Bal Beg-of-Year          38.017       44.561       51.469       59.704       56.043       56.043       52.643

Gross Deposits                              4.327        4.244        5.116        5.239        6.409        2.818        3.354
Withdrawals (incl charges) &
deaths                                     (4.258)      (5.487)      (6.281)      (8.113)      (6.304)      (3.604)      (3.043)
                                         --------     --------     --------     --------     --------     --------     --------
Net cash flows                              0.069       (1.244)      (1.165)      (2.874)       0.105       (0.787)       0.311
Transfers                                  (0.001)       0.033        0.004       (0.009)       0.000        0.002        0.002
Interest credited & change in mkt
value                                       5.949        6.408        9.395       (0.777)      (3.505)      (1.600)      (3.070)
Acq of new business/companies               0.527        1.711
                                         --------     --------     --------     --------     --------     --------     --------
Total Gross Annuities-Bal
End-of-Year                                44.561       51.469       59.704       56.043       52.643       53.658       49.886
Reinsurance Ceded                          (1.757)      (1.606)      (1.419)      (1.221)      (1.514)      (1.146)      (1.770)
                                         --------     --------     --------     --------     --------     --------     --------
Total Annuities (Net of Ceded) -
Bal End-of-Year                            42.804       49.863       58.284       54.821       51.129       52.512       48.116
                                         ========     ========     ========     ========     ========     ========     ========
Total Annuities Incremental
Deposits *                                  3.997        3.906        4.719        4.585        5.837        2.442        3.189

Var Ann Under Agree - Included
above                                                    0.649        0.719        0.941        1.077        0.975        1.175


Fixed Annuities - excluding fixed
portion of variable contracts
Deposits                                                              0.709        0.459        1.712        0.489        0.935
Withdrawals                                                          (1.367)      (2.271)      (1.604)      (0.912)      (0.730)
Net Flows                                                            (0.658)      (1.812)       0.108       (0.423)       0.205

Variable Annuities - including
fixed portion of variable
contracts
Deposits                                                              4.407        4.780        4.697        2.329        2.419
Withdrawals                                                          (4.915)      (5.842)      (4.700)      (2.692)      (2.313)
Net Flows                                                            (0.508)      (1.062)      (0.003)      (0.363)       0.106

Fixed Portion of Variable
Contracts
Deposits                                                              1.853        1.615        1.630        0.739        0.824
Withdrawals                                                          (1.154)      (1.012)      (0.844)      (0.449)      (0.551)
Net Flows                                                             0.699        0.603        0.786        0.290        0.273

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.






                                                                                           PAGE 16
                                                           Lincoln Retirement
                                                    Annuity Account Value Roll Forward
                                                      Unaudited [Billions of Dollars]

                                        Sep        Dec        Mar        Jun        Sep        Dec
                                       1999       1999       2000       2000       2000       2000
                                    -------    -------    -------    -------    -------    -------
Fixed Annuities-Bal
Beg-of-Quarter                       18.303     18.406     18.210     17.615     17.200     16.930

Gross Deposits                        0.678      0.741      0.589      0.490      0.513      0.482
Withdrawals (incl charges) &
deaths                               (0.567)    (0.782)    (0.875)    (0.796)    (0.802)    (0.810)
                                    -------    -------    -------    -------    -------    -------
Net cash flows                        0.111     (0.040)    (0.287)    (0.307)    (0.288)    (0.328)
Transfer from (to) var annuities     (0.238)    (0.300)    (0.550)    (0.346)    (0.217)    (0.216)
Interest credited                     0.231      0.144      0.241      0.238      0.235      0.230
Acq of new business/companies
                                    -------    -------    -------    -------    -------    -------
Fixed Annuities-Gross                18.406     18.210     17.615     17.200     16.930     16.615
Reinsurance Ceded                    (1.473)    (1.419)    (1.371)    (1.316)    (1.270)    (1.221)
                                    -------    -------    -------    -------    -------    -------
Fixed Annuities-Bal
End-of-Quarter                       16.934     16.791     16.244     15.884     15.660     15.394
                                    -------    -------    -------    -------    -------    -------
Fixed Annuities Incremental
Deposits *                            0.644      0.582      0.560      0.447      0.464      0.447


Variable Annuities-Bal
Beg-of-Quarter                       37.233     35.613     41.493     44.640     43.097     42.743

Gross Deposits                        0.634      0.634      0.797      0.793      0.729      0.846
Withdrawals (incl charges) &
deaths                               (0.938)    (1.084)    (1.210)    (1.168)    (1.253)    (1.199)
                                    -------    -------    -------    -------    -------    -------
Net cash flows                       (0.304)    (0.450)    (0.413)    (0.375)    (0.524)    (0.353)
Transfer from (to) fixed
annuities                             0.237      0.303      0.549      0.343      0.216      0.212
Invest inc & change in mkt value     (1.553)     6.027      3.011     (1.511)    (0.046)    (3.175)
Acq(sale) of new
business/companies
                                    -------    -------    -------    -------    -------    -------
Var Annuities-Bal End-of-Quarter     35.613     41.493     44.640     43.097     42.743     39.427
                                    -------    -------    -------    -------    -------    -------
Variable Annuities Incremental
Deposits                              0.589      0.592      0.732      0.699      0.586      0.650


Total Annuities -Bal
Beg-of-Quarter                       55.536     54.020     59.704     62.255     60.297     59.673

Gross Deposits                        1.312      1.375      1.386      1.283      1.242      1.328
Withdrawals (incl charges) &
deaths                               (1.505)    (1.865)    (2.085)    (1.964)    (2.055)    (2.009)
                                    -------    -------    -------    -------    -------    -------
Net cash flows                       (0.193)    (0.490)    (0.700)    (0.682)    (0.812)    (0.681)
Transfers                            (0.001)     0.003     (0.001)    (0.003)    (0.001)    (0.004)
Interest credited & change in mkt
value                                (1.322)     6.171      3.252     (1.273)     0.189     (2.945)
Acq of new business/companies
Total Gross Annuities-Bal           -------    -------    -------    -------    -------    -------
End-of-Quarter                       54.020     59.704     62.255     60.297     59.673     56.043
Reinsurance Ceded                    (1.473)    (1.419)    (1.371)    (1.316)    (1.270)    (1.221)
                                    -------    -------    -------    -------    -------    -------
Total Annuities (Net of Ceded) -
Bal End-of-Qtr                       52.547     58.284     60.884     58.981     58.403     54.821
                                    =======    =======    =======    =======    =======    =======
Total Annuities Incremental
Deposits *                            1.233      1.174      1.292      1.145      1.050      1.097

Var Ann Under Agree - Included
above                                 0.639      0.719      0.866      0.868      0.962      0.941

* Incremental Deposits represent gross deposits reduced by transfers from other
  Lincoln Retirement products.

------------------------------------------------------------------------------------------------------

Fixed Annuities - excluding fixed
portion of variable contracts
Deposits                              0.147      0.275      0.134      0.126      0.114      0.085
Withdrawals                          (0.329)    (0.428)    (0.612)    (0.557)    (0.532)    (0.570)
Net Flows                            (0.182)    (0.152)    (0.479)    (0.431)    (0.417)    (0.485)

Variable Annuities - including
fixed portion of variable
contracts
Deposits                              1.165      1.100      1.252      1.157      1.128      1.243
Withdrawals                          (1.176)    (1.438)    (1.473)    (1.408)    (1.523)    (1.439)
Net Flows                            (0.011)    (0.338)    (0.221)    (0.251)    (0.395)    (0.196)

Fixed Portion of Variable
Contracts
Deposits                              0.531      0.466      0.455      0.364      0.399      0.397
Withdrawals                          (0.238)    (0.354)    (0.263)    (0.240)    (0.270)    (0.240)
Net Flows                             0.293      0.112      0.192      0.124      0.129      0.157


                                                          Lincoln Retirement
                                             Annuity Account Value Roll Forward (Continued)
                                                    Unaudited [Billions of Dollars]

                                        Mar        Jun        Sep        Dec        Mar        Jun
                                       2001       2001       2001       2001       2002       2002
                                    -------    -------    -------    -------    -------    -------
Fixed Annuities-Bal
Beg-of-Quarter                       16.615     16.599     16.697     17.317     18.004     18.178

Gross Deposits                        0.560      0.668      0.896      1.218      0.906      0.853
Withdrawals (incl charges) &
deaths                               (0.787)    (0.574)    (0.525)    (0.562)    (0.730)    (0.551)
                                    -------    -------    -------    -------    -------    -------
Net cash flows                       (0.227)     0.094      0.372      0.656      0.176      0.302
Transfer from (to) var annuities     (0.014)    (0.222)     0.021     (0.213)    (0.232)    (0.032)
Interest credited                     0.225      0.226      0.228      0.244      0.230      0.231
Acq of new business/companies
                                    -------    -------    -------    -------    -------    -------
Fixed Annuities-Gross                16.599     16.697     17.317     18.004     18.178     18.679
Reinsurance Ceded                    (1.169)    (1.146)    (1.266)    (1.514)    (1.645)    (1.770)
                                    -------    -------    -------    -------    -------    -------
Fixed Annuities-Bal
End-of-Quarter                       15.430     15.551     16.051     16.491     16.533     16.909
                                    -------    -------    -------    -------    -------    -------
Fixed Annuities Incremental
Deposits *                            0.536      0.611      0.873      1.193      0.881      0.839


Variable Annuities-Bal
Beg-of-Quarter                       39.427     34.733     36.961     30.506     34.638     35.150

Gross Deposits                        0.887      0.703      0.684      0.793      0.808      0.787
Withdrawals (incl charges) &
deaths                               (1.250)    (0.993)    (0.795)    (0.818)    (0.896)    (0.866)
                                    -------    -------    -------    -------    -------    -------
Net cash flows                       (0.363)    (0.290)    (0.111)    (0.025)    (0.088)    (0.079)
Transfer from (to) fixed
annuities                             0.011      0.227     (0.023)     0.213      0.234      0.032
Invest inc & change in mkt value     (4.342)     2.291     (6.321)     3.944      0.366     (3.897)
Acq(sale) of new
business/companies
                                    -------    -------    -------    -------    -------    -------
Var Annuities-Bal End-of-Quarter     34.733     36.961     30.506     34.638     35.150     31.206
                                    -------    -------    -------    -------    -------    -------
Variable Annuities Incremental
Deposits                              0.683      0.612      0.604      0.725      0.725      0.744


Total Annuities -Bal
Beg-of-Quarter                       56.043     51.332     53.658     47.824     52.643     53.329

Gross Deposits                        1.447      1.371      1.580      2.011      1.714      1.640
Withdrawals (incl charges) &
deaths                               (2.037)    (1.567)    (1.320)    (1.380)    (1.626)    (1.417)
                                    -------    -------    -------    -------    -------    -------
Net cash flows                       (0.590)    (0.196)     0.261      0.631      0.088      0.223
Transfers                            (0.003)     0.005     (0.002)                0.002      0.000
Interest credited & change in mkt
value                                (4.117)     2.517     (6.093)     4.188      0.596     (3.666)
Acq of new business/companies
Total Gross Annuities-Bal           -------    -------    -------    -------    -------    -------
End-of-Quarter                       51.332     53.658     47.824     52.643     53.329     49.886
Reinsurance Ceded                    (1.169)    (1.146)    (1.266)    (1.514)    (1.645)    (1.770)
                                    -------    -------    -------    -------    -------    -------
Total Annuities (Net of Ceded) -
Bal End-of-Qtr                       50.163     52.512     46.558     51.129     51.684     48.116
                                    =======    =======    =======    =======    =======    =======
Total Annuities Incremental
Deposits *                            1.219      1.223      1.477      1.918      1.606      1.583

Var Ann Under Agree - Included
above                                 0.904      0.975      0.907      1.077      1.207      1.175

* Incremental Deposits represent gross deposits reduced by transfers from other
  Lincoln Retirement products.
--------------------------------------------------------------------------------------------------

Fixed Annuities - excluding fixed
portion of variable contracts
Deposits                              0.160      0.329      0.489      0.734      0.505      0.430
Withdrawals                          (0.556)    (0.356)    (0.340)    (0.352)    (0.463)    (0.267)
Net Flows                            (0.396)    (0.027)     0.149      0.382      0.042      0.163

Variable Annuities - including
fixed portion of variable
contracts
Deposits                              1.287      1.042      1.091      1.277      1.209      1.210
Withdrawals                          (1.481)    (1.211)    (0.979)    (1.028)    (1.163)    (1.150)
Net Flows                            (0.194)    (0.169)     0.112      0.249      0.046      0.060

Fixed Portion of Variable
Contracts
Deposits                              0.400      0.339      0.407      0.484      0.401      0.423
Withdrawals                          (0.231)    (0.218)    (0.184)    (0.210)    (0.267)    (0.284)
Net Flows                             0.169      0.121      0.223      0.274      0.134      0.139







                                                                                                   PAGE 17
                                                               Life Insurance Segment
                                                         Income Statements & Operational Data
                                                           Unaudited [Millions of Dollars]
                                                                                             YTD       YTD
                                                                                             Jun       Jun
                                          1997      1998      1999      2000      2001      2001      2002
                                       -------   -------   -------   -------   -------   -------   -------
Operating Revenue
Premiums                                  64.8     185.9     235.8     227.3     212.4     101.6      98.7
Surrender charges                          9.8      52.1      66.3      66.4      66.1      30.6      25.2
Mortality assessments                    161.2     350.1     444.6     465.2     499.4     249.1     247.8
Expense assessments                       28.6     146.2     165.8     191.8     191.4      92.7      94.1
Other revenue and fees                     9.0       2.6       9.8      14.2      17.9       8.9      12.4
Net investment income                    268.2     642.6     840.1     871.5     910.2     450.4     451.7
                                       -------   -------   -------   -------   -------   -------   -------
Operating Revenue                        541.5     379.5    1762.6    1836.4    1897.5     933.4     929.9
                                       -------   -------   -------   -------   -------   -------   -------
Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                 143.6     371.2     430.5     411.5     418.5     203.4     207.7
Div accum & div to policyholders          20.4      70.7      81.5      80.8      78.5      36.6      36.0
Interest credited to policy bal.         153.0     393.1     493.8     525.4     569.9     279.5     295.2
Underwriting, acquisition,
insurance and other expenses             172.1     293.1     399.1     384.8     374.7     190.8     180.6
Goodwill amortization                      0.1      19.7      23.4      23.7      23.7      11.8       0.0
                                       -------   -------   -------   -------   -------   -------   -------
Operating Benefits and Expenses          489.3    1147.8    1428.2    1426.3    1465.4     722.1     719.5
                                       -------   -------   -------   -------   -------   -------   -------
Income from Operations Before Tax         52.3     231.6     334.3     410.1     432.1     211.2     210.4

Federal income taxes                      12.4      82.4     122.3     150.1     153.0      75.5      65.8
                                       -------   -------   -------   -------   -------   -------   -------
Income from Operations                    39.9     149.2     212.0     259.9     279.0     135.7     144.6
                                       -------   -------   -------   -------   -------   -------   -------

Realized gains (losses) on
investments                               (0.8)     (1.7)     (0.5)    (10.7)    (38.5)    (11.8)    (43.4)
Gains (losses) on derivatives                                                      1.6       0.1       0.3
Restructuring charges                      0.0     (20.0)      0.0       0.0      (3.5)     (2.0)      0.0
                                       -------   -------   -------   -------   -------   -------   -------
Income before Accounting Changes          39.1     127.5     211.5     249.3     238.6     122.0     101.6
Cumulative effect of accounting
changes                                                                           (5.5)     (5.5)      0.0
                                       -------   -------   -------   -------   -------   -------   -------
Net Income                                39.1     127.5     211.5     249.3     233.1     116.5     101.6
                                       =======   =======   =======   =======   =======   =======   =======
Inc from Oper -before Goodwill
Amort.                                    40.0     168.9     235.4     283.6     302.7     147.6     144.6
Net Income -before Goodwill
Amort.                                    39.2     147.1     234.9     273.0     256.7     128.3     101.6

Effective tax rate                       23.7%     35.6%     36.6%     36.6%     35.4%     35.7%     31.3%

Operating Revenue                        541.5   1,379.5   1,762.6    1836.4    1897.5     933.4     929.9
Realized gains (losses) on
investments                                3.2      (1.0)     (2.2)    (17.4)    (57.6)    (18.2)    (66.8)

Gains (losses) on derivatives                                                      0.7       0.1       0.6
                                       -------   -------   -------   -------   -------   -------   -------
Total Revenue                            544.8    1378.5    1760.4    1819.0    1840.6     915.3     863.8
                                       =======   =======   =======   =======   =======   =======   =======
Average capital                          384.9    1948.0    2712.3    2640.2    2731.5    2722.7    2833.8
Return on average capital                10.4%      7.7%      7.8%      9.8%     10.2%     10.0%     10.2%

----------------------------------------------------------------------------------------------------------

First Year Premiums by Product
(Millions)
Universal Life                           114.0     233.0     342.9     289.3     292.7     127.7     185.3
Variable Universal Life                   52.9     101.3     142.2     218.7     228.6     108.3      81.4
Whole Life                                 5.4      20.0      23.9      22.4      26.3       9.2      11.6
Term                                      33.0      48.0      45.9      41.9      30.8      13.7      16.8
                                       -------   -------   -------   -------   -------   -------   -------
Total Retail                             205.3     402.3     555.0     572.3     578.4     258.8     295.2
Corporate Owned Life Insurance
(COLI)                                     0.0       4.0      14.7      87.0      47.3      28.0      53.5
                                       -------   -------   -------   -------   -------   -------   -------
Total                                    205.3     406.3     569.7     659.3     625.6     286.9     348.7
                                       =======   =======   =======   =======   =======   =======   =======
First Year Premiums by
Distribution (Millions)
Lincoln Financial Advisors                71.0      35.0     188.3     200.6     196.1      86.2      89.8
Lincoln Financial Distributors           134.3     356.3     367.9     444.7     413.0     193.1     252.5
Other*                                     0.0      15.0      13.5      14.0      16.6       7.6       6.4
                                       -------   -------   -------   -------   -------   -------   -------
Total by Distribution                    205.3     406.3     569.7     659.3     625.6     286.9     348.7
                                       =======   =======   =======   =======   =======   =======   =======
Life Insurance In-Force
(Billions)
Universal Life & Other                  32.827   105.837   109.288   115.872   121.168   118.007   123.674
Term Insurance                          30.337    67.076    85.701   100.130   113.226   105.265   121.076
                                       -------   -------   -------   -------   -------   -------   -------
Total  Life Segment In-Force            63.164   172.914   194.988   216.002   234.394   223.272   244.750
                                       =======   =======   =======   =======   =======   =======   =======

*Other consists of distribution
arrangements with third-party
intermediaries.






6/30/2002                                                                                  PAGE 18
                                           Life Insurance Segment
                                    Income Statements & Operational Data
                                       Unaudited [Millions of Dollars]

For the Quarter Ended                             Sep      Dec      Mar      Jun      Sep      Dec
                                                 1999     1999     2000     2000     2000     2000
                                              -------  -------  -------  -------  -------  -------
Operating Revenue
Premiums                                         52.4     71.1     53.0     56.3     50.9     67.1
Surrender charges                                17.1     18.0     16.2     16.5     13.8     19.9
Mortality assessments                           110.5    113.9    112.2    114.5    116.3    122.1
Expense assessments                              42.8     48.0     45.3     44.1     46.9     55.5
Other revenue and fees                            2.4      3.9      3.2      3.6      3.8      3.7
Net investment income                           209.6    214.8    215.6    215.5    220.6    219.7
                                              -------  -------  -------  -------  -------  -------
Operating Revenue                               434.9    469.6    445.5    450.5    452.4    488.0
                                              -------  -------  -------  -------  -------  -------

Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                        105.4    112.8     98.4     96.3     95.8    121.0
Div accum & div to policyholders                 19.2     21.0     20.4     18.7     16.4     25.3
Interest credited to policy bal.                122.8    122.3    126.3    128.7    134.0    136.5
Underwriting, acquisition,
insurance and other expenses                     99.1    117.8     99.4    100.9     94.9     89.6
Goodwill amortization                             6.4      6.0      5.9      5.9      5.9      5.9
                                              -------  -------  -------  -------  -------  -------
Operating Benefits and Expenses                 353.0    379.9    350.3    350.6    347.0    378.4
                                              -------  -------  -------  -------  -------  -------

Income from Operations Before Tax                82.0     89.8     95.2     99.9    105.4    109.6

Federal income taxes                             29.4     32.8     34.8     37.4     38.9     39.0

                                              -------  -------  -------  -------  -------  -------
Income from Operations                           52.6     57.0     60.4     62.4     66.5     70.6
                                              -------  -------  -------  -------  -------  -------

Realized gains (losses) on
investments                                       1.4      2.8     (2.4)    (4.0)     1.0     (5.2)
Gains (losses) on derivatives
Restructuring charges
                                              -------  -------  -------  -------  -------  -------
Income before Accounting Changes                 54.0     59.7     58.1     58.4     67.4     65.4
Cumulative effect of accounting
changes                                       -------  -------  -------  -------  -------  -------
Net Income                                       54.0     59.7     58.1     58.4     67.4     65.4
                                              =======  =======  =======  =======  =======  =======

Inc from Oper -before Goodwill
Amort.                                           59.0     63.0     66.3     68.4     72.4     76.5
Net Income -before Goodwill
Amort.                                           60.4     65.8     64.0     64.4     73.4     71.3

Effective tax rate                              35.9%    36.5%    36.5%    37.5%    36.9%    35.6%

Operating Revenue                               434.9    469.6    445.5    450.5    452.4    488.0
Realized gains (losses) on
investments                                       2.1      3.4     (3.8)    (6.3)     0.8     (8.1)
Gains (losses) on derivatives
                                              -------  -------  -------  -------  -------  -------
Total Revenue                                   437.1    473.1    441.7    444.2    453.2    479.9
                                              =======  =======  =======  =======  =======  =======

Average capital                                2707.4   2686.0   2655.3   2615.0   2650.5   2640.0
Return on average capital                        7.8%     8.5%     9.1%     9.6%    10.0%    10.7%


First Year Premiums by Product
(Millions)

Universal Life                                   75.6    113.2     72.3     63.7     72.4     80.9
Variable Universal Life                          30.0     55.6     44.0     44.5     55.1     75.1
Whole Life                                        6.4      8.0      3.9      4.5      6.0      8.0
Term                                             10.5     11.0     13.1     12.1      9.1      7.6
                                              -------  -------  -------  -------  -------  -------
Total Retail                                    122.5    187.8    133.3    124.8    142.6    171.6
Corporate Owned Life Insurance
(COLI)                                            2.3      4.0     12.7     19.5      5.8     49.0
                                              -------  -------  -------  -------  -------  -------
Total                                           124.8    191.9    146.0    144.3    148.4    220.7
                                              -------  -------  -------  -------  -------  -------

First Year Premiums by
Distribution (Millions)
Lincoln Financial Advisors                       39.4     72.8     46.1     37.0     51.3     66.2
Lincoln Financial Distributors                   82.0    115.0     96.8    104.4     92.9    150.6
Other*                                            3.4      4.1      3.0      2.9      4.2      3.9
                                              -------  -------  -------  -------  -------  -------
Total by Distribution                           124.8    191.9    146.0    144.3    148.4    220.7
                                              =======  =======  =======  =======  =======  =======

Insurance In-Force (Billions)
Universal Life & Other                        106.945  109.288  108.817  110.448  112.884  115.872
Term Insurance                                 81.963   85.701   92.857   97.039   98.424  100.130
                                              -------  -------  -------  -------  -------  -------
Total Segment In-Force                        188.908  194.988  201.674  207.487  211.308  216.002
                                              =======  =======  =======  =======  =======  =======


For the Quarter Ended                             Mar      Jun      Sep      Dec      Mar      Jun
                                                 2001     2001     2001     2001     2002     2002
                                              -------  -------  -------  -------  -------  -------
Operating Revenue
Premiums                                         50.9     50.7     46.4     64.4     51.1     47.6
Surrender charges                                17.2     13.5     15.6     19.9     11.7     13.5
Mortality assessments                           124.3    124.8    124.7    125.5    123.9    123.9
Expense assessments                              47.4     45.3     46.0     52.8     46.9     47.2
Other revenue and fees                            5.1      3.8      3.0      6.0      5.7      6.7
Net investment income                           223.0    227.4    233.2    226.6    226.0    225.7
                                              -------  -------  -------  -------  -------  -------
Operating Revenue                               467.9    465.5    468.9    495.2    465.3    464.6
                                              -------  -------  -------  -------  -------  -------

Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                         99.9    103.5    102.3    112.9    104.1    103.6
Div accum & div to policyholders                 17.5     19.0     16.5     25.4     17.8     18.2
Interest credited to policy bal.                138.3    141.2    143.5    146.9    146.3    148.9
Underwriting, acquisition,
insurance and other expenses                     98.8     92.0     92.5     91.4     92.1     88.5
Goodwill amortization                             5.9      5.9      5.9      5.9      0.0
                                              -------  -------  -------  -------  -------  -------
Operating Benefits and Expenses                 360.5    361.7    360.8    382.5    360.2    359.3
                                              -------  -------  -------  -------  -------  -------

Income from Operations Before Tax               107.4    103.8    108.1    112.7    105.1    105.3

Federal income taxes                             38.8     36.7     38.1     39.5     34.0     31.8

                                              -------  -------  -------  -------  -------  -------
Income from Operations                           68.6     67.1     70.1     73.2     71.1     73.5
                                              -------  -------  -------  -------  -------  -------

Realized gains (losses) on
investments                                      (5.4)    (6.4)    (5.3)   (21.3)   (26.9)   (16.4)
Gains (losses) on derivatives                    (0.0)     0.1     (0.0)     1.5      0.0      0.3
Restructuring charges                                     (2.0)             (1.5)
                                              -------  -------  -------  -------  -------  -------
Income before Accounting Changes                 63.2     58.8     64.7     51.9     44.2     57.4
Cumulative effect of accounting
changes                                          (0.2)    (5.3)     0.0     (0.0)     0.0      0.0
                                              -------  -------  -------  -------  -------  -------
Net Income                                       62.9     53.5     64.7     51.9     44.2     57.4
                                              =======  =======  =======  =======  =======  =======

Inc from Oper -before Goodwill
Amort.                                           74.5     73.0     76.0     79.1     71.1     73.5
Net Income -before Goodwill
Amort.                                           68.9     59.5     70.6     57.8     44.2     57.4

Effective tax rate                              36.1%    35.3%    35.2%    35.0%    32.3%    30.2%

Operating Revenue                               467.9    465.5    468.9    495.2    465.3    464.6
Realized gains (losses) on
investments                                      (8.2)   (10.0)    (8.2)   (31.1)   (41.4)   (25.4)
Gains (losses) on derivatives                    (0.0)     0.2     (0.1)     0.6      0.0      0.6
                                              -------  -------  -------  -------  -------  -------
Total Revenue                                   459.6    455.7    460.6    464.7    423.9    439.8
                                              =======  =======  =======  =======  =======  =======

Average capital                                2729.8   2715.7   2736.3   2744.4   2801.9   2865.8
Return on average capital                       10.1%     9.9%    10.2%    10.7%    10.2%    10.3%


First Year Premiums by Product
(Millions)

Universal Life                                   57.7     70.0     67.4     97.5     86.4     98.9
Variable Universal Life                          56.0     52.2     50.1     70.2     39.0     42.4
Whole Life                                        4.1      5.1      6.7     10.4      5.2      6.4
Term                                              6.5      7.2      8.1      9.1      8.7      8.1
                                              -------  -------  -------  -------  -------  -------
Total Retail                                    124.2    134.6    132.4    187.2    139.4    155.8
Corporate Owned Life Insurance
(COLI)                                            7.1     21.0      5.1     14.2      6.9     46.6
                                              -------  -------  -------  -------  -------  -------
Total                                           131.3    155.6    137.4    201.3    146.3    202.4
                                              -------  -------  -------  -------  -------  -------

First Year Premiums by
Distribution (Millions)
Lincoln Financial Advisors                       38.1     48.2     41.8     68.0     41.5     48.3
Lincoln Financial Distributors                   89.1    104.0     90.4    129.5    100.9    151.6
Other*                                            4.2      3.4      5.2      3.8      3.8      2.6
                                              -------  -------  -------  -------  -------  -------
Total by Distribution                           131.3    155.6    137.4    201.3    146.3    202.4
                                              =======  =======  =======  =======  =======  =======

Insurance In-Force (Billions)
Universal Life & Other                        116.747  118.007  119.029  121.168  122.316  123.674
Term Insurance                                102.467  105.265  108.723  113.226  117.752  121.076
                                              -------  -------  -------  -------  -------  -------
Total Segment In-Force                        219.214  223.272  227.751  234.394  240.068  244.750
                                              =======  =======  =======  =======  =======  =======

*Other consists of distribution arrangements with third-party intermediaries.





6/30/2002                                                                                                  PAGE 19
                                                  Life Insurance Segment
                                        Life Insurance Account Value Roll Forward
                                              Unaudited [Billions of Dollars]

                                                                                                    YTD       YTD
                                                                                                    Jun       Jun
                                                 1997      1998      1999      2000      2001      2001      2002
                                             --------  --------  --------  --------  --------  --------  --------
Universal Life-Bal Beg-of-Year                  2.530     2.558     6.259     6.650     6.976     6.976     7.508

Deposits                                        0.278     0.675     1.017     0.955     1.043     0.497     0.612
Withdrawals & deaths                           (0.399)   (0.701)   (0.452)   (0.426)   (0.319)   (0.161)   (0.193)
                                             --------  --------  --------  --------  --------  --------  --------
Net cash flows                                 (0.121)   (0.026)    0.564     0.528     0.724     0.335     0.419
Policyholder assessments                                           (0.544)   (0.584)   (0.598)   (0.294)   (0.316)
Interest credited                               0.149     0.350     0.370     0.382     0.405     0.198     0.210
Acq of new business/transfers
between segments                                0.000     3.378     0.000     0.000     0.000     0.000     0.018
                                             --------  --------  --------  --------  --------  --------  --------
Universal Life-Bal End of Year(1)               2.558     6.259     6.650     6.976     7.508     7.216     7.838
                                             --------  --------  --------  --------  --------  --------  --------

Variable Universal Life-Bal Beg-of-Year         0.339     0.480     1.200     1.605     1.808     1.808     1.746

Deposits                                        0.106     0.193     0.326     0.607     0.584     0.273     0.277
Withdrawals & deaths                           (0.040)   (0.100)   (0.099)   (0.132)   (0.251)   (0.108)   (0.112)
                                             --------  --------  --------  --------  --------  --------  --------
Net cash flows                                  0.065     0.093     0.228     0.475     0.332     0.165     0.164
Policyholder assessments                                  0.000    (0.084)   (0.141)   (0.170)   (0.082)   (0.093)
Invest inc & chg in mkt value                   0.076     0.105     0.370    (0.130)   (0.225)   (0.125)   (0.173)
Acq of new business/transfers
between segments                                0.000     0.522    (0.110)    0.000     0.000     0.000     0.132
                                             --------  --------  --------  --------  --------  --------  --------
Variable Universal Life -Bal
End-of-Year                                     0.480     1.200     1.605     1.808     1.746     1.766     1.776
                                             --------  --------  --------  --------  --------  --------  --------

Interest Sensitive Whole Life -Bal
Beg-of-Year                                                         1.784     1.963     2.062     2.062     2.123

Deposits                                                  0.340     0.355     0.322     0.307     0.125     0.129
Withdrawals & deaths                                     (0.294)   (0.162)   (0.168)   (0.200)   (0.084)   (0.091)
                                             --------  --------  --------  --------  --------  --------  --------
Net cash flows                                            0.046     0.193     0.154     0.107     0.041     0.038
Policyholder assessments                                           (0.168)   (0.168)   (0.164)   (0.076)   (0.081)
Interest credited                                         0.096     0.109     0.113     0.118     0.058     0.065
Acq of new business/transfers
between segments                                          1.642     0.045
                                             --------  --------  --------  --------  --------  --------  --------
Int Sensitive Whole Life-Bal End
-of -Year                                                 1.784     1.963     2.062     2.123     2.084     2.145


Total Segment- Life Insurance Account Values
Bal Beg-of-Year                                 2.869     3.038     9.243    10.217    10.847    10.847    11.377

Deposits                                        0.384     1.207     1.698     1.884     1.934     0.895     1.018
Withdrawals & deaths                           (0.439)   (1.095)   (0.713)   (0.727)   (0.771)   (0.354)   (0.396)
                                             --------  --------  --------  --------  --------  --------  --------
Net cash flows                                 (0.056)    0.113     0.985     1.158     1.163     0.541     0.621
Policyholder assessments                                           (0.795)   (0.893)   (0.931)   (0.453)   (0.490)
Invest inc & change in market
value                                           0.225     0.551     0.849     0.364     0.299     0.132     0.101
Acq of new business/transfers
between segments                                          5.542    (0.065)                                  0.150
                                             --------  --------  --------  --------  --------  --------  --------
Total Segment -Bal End-of-Year                  3.038     9.243    10.217    10.847    11.377    11.066    11.759
                                             ========  ========  ========  ========  ========  ========  ========

(1) Includes fixed investment option of VUL products.




                                                                                              PAGE 20
                                          Life Insurance Segment
                                Life Insurance Account Value Roll Forward
                                     Unaudited [Billions of Dollars]

For the Quarter Ended                                Sep      Dec      Mar      Jun      Sep      Dec
                                                    1999     1999     2000     2000     2000     2000
                                                 -------  -------  -------  -------  -------  -------

Universal Life-Bal Beg-of-Quarter                  6.434    6.519    6.650    6.729    6.782    6.878

Deposits                                           0.239    0.306    0.252    0.212    0.227    0.265
Withdrawals & deaths                              (0.109)  (0.124)  (0.121)  (0.111)  (0.080)  (0.114)
                                                 -------  -------  -------  -------  -------  -------
Net cash flows                                     0.129    0.182    0.131    0.101    0.146    0.151
Policyholder assessments                          (0.136)  (0.145)  (0.145)  (0.143)  (0.146)  (0.150)
Interest credited                                  0.091    0.093    0.093    0.095    0.096    0.097
Acq of new business/transfers between segments     0.000             0.000
                                                 -------  -------  -------  -------  -------  -------
Universal Life-Bal End-of-Quarter (1)              6.519    6.650    6.729    6.782    6.878    6.976
                                                 -------  -------  -------  -------  -------  -------

Variable Universal Life-Bal Beg of Quarter         1.298    1.285    1.605    1.771    1.764    1.812

Deposits                                           0.074    0.107    0.112    0.128    0.123    0.245
Withdrawals & deaths                              (0.049)  (0.025)  (0.019)  (0.028)  (0.037)  (0.048)
                                                 -------  -------  -------  -------  -------  -------
Net cash flows                                     0.025    0.082    0.093    0.100    0.085    0.197
Policyholder assessments                          (0.020)  (0.024)  (0.032)  (0.033)  (0.036)  (0.041)
Invest inc & chg in mkt value                     (0.018)   0.262    0.105   (0.074)  (0.001)  (0.160)
Acq of new business/transfers between segments                                0.000
                                                 -------  -------  -------  -------  -------  -------
Variable Universal Life -Bal End-of-Quarter        1.285    1.605    1.771    1.764    1.812    1.808
                                                 -------  -------  -------  -------  -------  -------

Interest Sensitive Whole Life -Bal
Beg-of-Quarter                                     1.895    1.922    1.963    1.970    1.993    2.026
                                                 -------  -------  -------  -------  -------  -------

Deposits                                           0.086    0.113    0.060    0.071    0.079    0.113
Withdrawals & deaths                              (0.044)  (0.050)  (0.042)  (0.037)  (0.033)  (0.056)
                                                 -------  -------  -------  -------  -------  -------
Net cash flows                                     0.043    0.062    0.018    0.034    0.045    0.057
Policyholder assessments                          (0.042)  (0.048)  (0.039)  (0.040)  (0.040)  (0.050)
Interest credited                                  0.027    0.026    0.028    0.028    0.027    0.029
Acq of new business/transfers between segments
                                                 -------  -------  -------  -------  -------  -------
Int Sensitive Whole Life-Bal End-of-Quarter        1.922    1.963    1.970    1.993    2.026    2.062
                                                 -------  -------  -------  -------  -------  -------

Total Segment- Life Insurance Account Values
Bal Beg-of-Quarter                                 9.628    9.726   10.217   10.470   10.538   10.716

Deposits                                           0.399    0.526    0.424    0.411    0.428    0.622
Withdrawals & deaths                              (0.202)  (0.199)  (0.182)  (0.176)  (0.151)  (0.218)
                                                 -------  -------  -------  -------  -------  -------
Net cash flows                                     0.197    0.327    0.242    0.235    0.277    0.404
Policyholder assessments                          (0.198)  (0.216)  (0.215)  (0.216)  (0.221)  (0.241)
Invest inc & change in market value                0.100    0.381    0.227    0.048    0.123   (0.033)
Acq of new business/transfers between segments     0.000    0.000    0.000    0.000    0.000    0.000
                                                 -------  -------  -------  -------  -------  -------
Total Segment -Bal End-of-Quarter                  9.726   10.217   10.470   10.538   10.716   10.847
                                                 =======  =======  =======  =======  =======  =======


For the Quarter Ended                                Mar      Jun      Sep      Dec      Mar      Jun
                                                    2001     2001     2001     2001     2002     2002
                                                 -------  -------  -------  -------  -------  -------

Universal Life-Bal Beg-of-Quarter                  6.976    7.063    7.216    7.315    7.508    7.622

Deposits                                           0.227    0.270    0.233    0.314    0.248    0.364
Withdrawals & deaths                              (0.091)  (0.071)  (0.085)  (0.073)  (0.098)  (0.096)
                                                 -------  -------  -------  -------  -------  -------
Net cash flows                                     0.136    0.199    0.147    0.241    0.150    0.268
Policyholder assessments                          (0.147)  (0.147)  (0.150)  (0.153)  (0.158)  (0.158)
Interest credited                                  0.098    0.100    0.102    0.105    0.104    0.106
Acq of new business/transfers between segments     0.000                               0.018
                                                 -------  -------  -------  -------  -------  -------
Universal Life-Bal End-of-Quarter (1)              7.063    7.216    7.315    7.508    7.622    7.838
                                                 -------  -------  -------  -------  -------  -------

Variable Universal Life-Bal Beg of Quarter         1.808    1.633    1.766    1.527    1.746    1.919

Deposits                                           0.136    0.138    0.124    0.186    0.129    0.147
Withdrawals & deaths                              (0.049)  (0.060)  (0.055)  (0.088)  (0.055)  (0.057)
                                                 -------  -------  -------  -------  -------  -------
Net cash flows                                     0.087    0.078    0.069    0.098    0.074    0.090
Policyholder assessments                          (0.041)  (0.041)  (0.042)  (0.045)  (0.047)  (0.046)
Invest inc & chg in mkt value                     (0.221)   0.096   (0.266)   0.166    0.013   (0.186)
Acq of new business/transfers between segments     0.000    0.000                      0.132
                                                 -------  -------  -------  -------  -------  -------
Variable Universal Life -Bal End-of-Quarter        1.633    1.766    1.527    1.746    1.919    1.776
                                                 -------  -------  -------  -------  -------  -------

Interest Sensitive Whole Life -Bal
Beg-of-Quarter                                     2.062    2.068    2.084    2.096    2.123    2.126

Deposits                                           0.056    0.069    0.077    0.105    0.063    0.066
Withdrawals & deaths                              (0.041)  (0.043)  (0.054)  (0.061)  (0.051)  (0.039)
                                                 -------  -------  -------  -------  -------  -------
Net cash flows                                     0.014    0.027    0.022    0.044    0.012    0.026
Policyholder assessments                          (0.037)  (0.040)  (0.041)  (0.047)  (0.042)  (0.039)
Interest credited                                  0.028    0.030    0.030    0.030    0.033    0.032
Acq of new business/transfers between segments
                                                 -------  -------  -------  -------  -------  -------
Int Sensitive Whole Life-Bal End-of-Quarter        2.068    2.084    2.096    2.123    2.126    2.145
                                                 -------  -------  -------  -------  -------  -------

Total Segment- Life Insurance Account Values
Bal Beg-of-Quarter                                10.847   10.764   11.066   10.939   11.377   11.667

Deposits                                           0.418    0.477    0.434    0.605    0.440    0.577
Withdrawals & deaths                              (0.181)  (0.173)  (0.195)  (0.222)  (0.204)  (0.192)
                                                 -------  -------  -------  -------  -------  -------
Net cash flows                                     0.237    0.304    0.239    0.383    0.236    0.385
Policyholder assessments                          (0.225)  (0.228)  (0.232)  (0.246)  (0.246)  (0.244)
Invest inc & change in market value               (0.094)   0.226   (0.134)   0.301    0.151   (0.049)
Acq of new business/transfers between segments     0.000    0.000    0.000    0.000    0.150    0.000
                                                 -------  -------  -------  -------  -------  -------
Total Segment -Bal End-of-Quarter                 10.764   11.066   10.939   11.377   11.667   11.759
                                                 =======  =======  =======  =======  =======  =======

(1) Includes fixed investment option of VUL products.





                                                                                                           PAGE 21
                                                               Investment Management
                                                                 Income Statements
                                                            Unaudited [Millions of Dollars]
                                                                                                   YTD        YTD
                                                                                                   Jun        Jun
For the Year Ended December 31             1997       1998       1999       2000       2001       2001       2002
                                        -------    -------    -------    -------    -------    -------    -------

Operating Revenue
Investment advisory fees -
External                                  229.9      249.0      248.6      231.6      197.2      101.6       95.8
Investment advisory fees -
Insurance Assets                           68.5       82.5       83.6       88.9       87.5       43.6       41.9
Other revenue and fees                     76.3       92.5      106.6      115.9       99.2       52.0       45.0
Net investment income                      72.8       67.0       56.9       57.7       53.6       27.1       25.5
                                        -------    -------    -------    -------    -------    -------    -------
Operating Revenue                         447.5      491.0      495.6      494.2      437.4      224.4      208.1
                                        -------    -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses
Underwriting, acquisition,
insurance and other expenses              396.1      401.5      384.3      408.7      397.8      206.4      190.4
Goodwill amortization                      15.5       16.3       16.2       16.2       16.2        8.1        0.0
Interest on notes payable                   0.1        0.4        0.0        0.0        0.0        0.0        0.0
                                        -------    -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses           411.8      418.2      400.5      425.0      414.1      214.5      190.4
                                        -------    -------    -------    -------    -------    -------    -------
Income from Operations Before Tax          35.8       72.8       95.1       69.2       23.4        9.9       17.8

Federal income taxes                       17.7       28.9       34.1       25.1        8.7        3.8        3.2
                                        -------    -------    -------    -------    -------    -------    -------
Income from Operations                     18.1       43.9       61.0       44.1       14.6        6.1       14.6
                                        -------    -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                                 7.0        0.5       (0.1)      (2.5)      (2.4)      (1.2)      (1.4)
Gains (losses) on derivatives                                                           0.0        0.0        0.0
Restructuring charges                       0.0        0.0       (9.2)      (4.6)      (0.4)       0.0        0.0
                                        -------    -------    -------    -------    -------    -------    -------
Income before Accounting Changes           25.1       44.4       51.6       37.0       11.9        4.9       13.2
Cumulative effect of accounting
changes                                                                                (0.1)      (0.1)
                                        -------    -------    -------    -------    -------    -------    -------
Net Income                                 25.1       44.4       51.6       37.0       11.8        4.8       13.2
                                        =======    =======    =======    =======    =======    =======    =======
Income from Operations- before
Goodwill Amortization                      33.6       60.3       77.2       60.3       30.9       14.2       14.6
Income from Operations - before
Goodwill & Intang. Amort                   45.2       72.6       88.7       70.9       37.9       18.3       17.3
Net Income -before Goodwill
Amortization                               40.6       60.8       67.9       53.2       28.0       13.0       13.2
Net Income -before Goodwill &
Intang. Amort.                             52.2       73.1       79.4       63.8       35.0       17.0       15.9

Operating Revenue                         447.5      491.0      495.6      494.2      437.4      224.4      208.1
Realized gains (losses) on
investments                                11.6        0.9       (0.1)      (3.9)      (3.7)      (1.8)      (2.2)
Gains (losses) on derivatives
                                        -------    -------    -------    -------    -------    -------    -------
Total Revenue                             459.1      491.9      495.5      490.3      433.7      222.6      205.9
                                        =======    =======    =======    =======    =======    =======    =======
Average Capital (Securities at
Cost)                                     653.3      642.3      593.9      575.2      543.7      545.6      557.4
Return on Capital                          2.8%       6.8%      10.3%       7.7%       2.7%       2.2%       5.2%

-----------------------------------------------------------------------------------------------------------------


For the Quarter Ended                      Sep        Dec        Mar        Jun        Sep        Dec
                                          1999       1999       2000       2000       2000       2000
                                       -------    -------    -------    -------    -------    -------

Operating Revenue
Investment advisory fees -
External                                  60.7       60.3       60.0       57.9       56.9       56.7
Investment advisory fees -
Insurance Assets                          19.9       22.1       21.0       22.3       22.5       23.1
Other revenue and fees                    24.9       29.8       31.9       31.0       26.4       26.6
Net investment income                     13.9       13.9       13.0       12.6       18.3       13.8
                                       -------    -------    -------    -------    -------    -------
Operating Revenue                        119.3      126.1      126.0      123.8      124.1      120.2
                                       -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses
Underwriting, acquisition,
insurance and other expenses              92.8       96.3      102.5       99.3      103.9      103.0
Goodwill amortization                      4.1        4.1        4.1        4.1        4.1        4.1
Interest on notes payable                  0.0        0.0        0.0        0.0        0.0       (0.0)
                                       -------    -------    -------    -------    -------    -------
Operating Benefits & Expenses             96.8      100.4      106.6      103.3      107.9      107.1
                                       -------    -------    -------    -------    -------    -------
Income from Operations Before Tax         22.5       25.7       19.4       20.5       16.2       13.1

Federal income taxes                       7.7        9.1        7.0        7.4        6.3        4.4
                                       -------    -------    -------    -------    -------    -------
Income from Operations                    14.7       16.5       12.4       13.1        9.9        8.7
                                       -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                               (0.3)       0.4       (0.1)      (2.0)      (0.2)      (0.2)
Gains (losses) on derivatives                                                          0.0        0.0
Restructuring charges                      0.0        2.9        0.0       (2.7)       0.0       (1.9)
                                       -------    -------    -------    -------    -------    -------
Income before Accounting Changes          14.4       19.8       12.3        8.4        9.7        6.6
Cumulative effect of accounting
changes                                                                                0.0        0.0
                                       -------    -------    -------    -------    -------    -------
Net Income                                14.4       19.8       12.3        8.4        9.7        6.6
                                       =======    =======    =======    =======    =======    =======
Inc from Oper -before
Goodwill  Amortization                    18.8       20.6       16.5       17.1       14.0       12.7
Inc from Oper -before
Goodwill  & Intang. Amort                 21.7       23.3       19.4       19.7       16.6       15.2
Net Income -before
Goodwill  Amortization                    18.5       23.9       16.4       12.4       13.7       10.6
Net Income -before
Goodwill  & Intang. Amort                 21.3       26.6       19.2       15.0       16.3       13.1

Operating Revenue                        119.3      126.1      126.0      123.8      124.1      120.2
Realized gains (losses) on
investments                               (0.5)       0.6       (0.2)      (3.1)      (0.4)      (0.3)
Gains (losses) on derivatives                                                                     0.0
                                       -------    -------    -------    -------    -------    -------
Total Revenue                            118.8      126.6      125.8      120.7      123.8      120.0
                                       =======    =======    =======    =======    =======    =======
Average Capital (Securities at
Cost)                                    587.2      584.2      581.5      593.0      567.7      558.5
Return on Capital                        10.0%      11.3%       8.6%       8.8%       7.0%       6.2%


For the Quarter Ended                      Mar        Jun        Sep        Dec        Mar        Jun
                                          2001       2001       2001       2001       2002       2002
                                       -------    -------    -------    -------    -------    -------

Operating Revenue
Investment advisory fees -
External                                  50.5       51.1       46.2       49.3       48.0       47.8
Investment advisory fees -
Insurance Assets                          22.1       21.6       21.8       22.0       21.2       20.7
Other revenue and fees                    26.3       25.7       23.9       23.4       23.0       22.0
Net investment income                     14.1       13.0       13.6       12.8       12.8       12.7
                                       -------    -------    -------    -------    -------    -------
Operating Revenue                        113.0      111.4      105.5      107.6      105.1      103.1
                                       -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses
Underwriting, acquisition,
insurance and other expenses             104.7      101.6       95.1       96.4       95.4       95.0
Goodwill amortization                      4.1        4.1        4.1        4.1        0.0
Interest on notes payable                  0.0        0.0        0.0        0.0        0.0        0.0
                                       -------    -------    -------    -------    -------    -------
Operating Benefits & Expenses            108.8      105.7       99.2      100.4       95.4       95.0
                                       -------    -------    -------    -------    -------    -------
Income from Operations Before Tax          4.2        5.7        6.3        7.1        9.7        8.1

Federal income taxes                       1.8        2.0        2.9        2.1        1.7        1.5
                                       -------    -------    -------    -------    -------    -------
Income from Operations                     2.4        3.7        3.5        5.1        8.0        6.6
                                       -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                               (0.5)      (0.7)      (0.5)      (0.7)      (1.0)      (0.4)
Gains (losses) on derivatives                         0.0        0.0        0.0        0.0        0.0
Restructuring charges                      0.0        0.0        0.0       (0.4)       0.0        0.0
                                       -------    -------    -------    -------    -------    -------
Income before Accounting Changes           2.0        3.0        2.9        4.0        7.0        6.2
Cumulative effect of accounting
changes                                              (0.1)       0.0        0.0        0.0        0.0
                                       -------    -------    -------    -------    -------    -------
Net Income                                 2.0        2.9        2.9        4.0        7.0        6.2
                                       =======    =======    =======    =======    =======    =======
Inc from Oper -before
Goodwill  Amortization                     6.5        7.7        7.5        9.1        8.0        6.6
Inc from Oper -before
Goodwill  & Intang. Amort                  9.1        9.2        9.0       10.6        9.4        7.9
Net Income -before
Goodwill  Amortization                     6.0        6.9        7.0        8.1        7.0        6.2
Net Income -before
Goodwill  & Intang. Amort                  8.6        8.4        8.5        9.5        8.4        7.5

Operating Revenue                        113.0      111.4      105.5      107.6      105.1      103.1
Realized gains (losses) on
investments                               (0.7)      (1.1)      (0.8)      (1.1)      (1.5)      (0.7)
Gains (losses) on derivatives                                                                     0.0
                                       -------    -------    -------    -------    -------    -------
Total Revenue                            112.3      110.3      104.7      106.5      103.5      102.4
                                       =======    =======    =======    =======    =======    =======
Average Capital (Securities at
Cost)                                    548.3      542.8      543.1      540.6      546.1      568.6
Return on Capital                         1.8%       2.7%       2.5%       3.8%       5.8%       4.6%





                                                                                                         PAGE 22
                                                                 Investment Management
                                                          Assets Under Management Roll Forward
                                                            Unaudited [Billions of Dollars]
                                                                                                  YTD        YTD
                                                                                                  Jun        Jun
                                          1997       1998       1999       2000       2001       2001       2002
                                       -------    -------    -------    -------    -------    -------    -------
Retail Fixed - Bal Beg-of-Year           5.853      8.125      8.217      7.423      6.608      6.608      7.120

Fund Sales                               0.961      1.165      0.991      0.770      0.876      0.452      0.564
Redemptions                             (1.271)    (1.235)    (1.424)    (1.401)    (1.050)    (0.547)    (0.597)
Net Money Market                        (0.069)    (0.140)    (0.110)    (0.207)    (0.047)    (0.020)    (0.005)
Transfers                               (0.220)     0.132      0.177     (0.168)     0.403      0.044     (0.020)
                                       -------    -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.599)    (0.078)    (0.366)    (1.006)     0.183     (0.071)    (0.057)
Market                                   0.324      0.170     (0.428)     0.097      0.329      0.231      0.105
Acquisitions/addition of Assets
under Administration(1)                  2.547                            0.094
                                       -------    -------    -------    -------    -------    -------    -------
Balance  End-of-Year                     8.125      8.217      7.423      6.608      7.120      6.768      7.168
                                       -------    -------    -------    -------    -------    -------    -------
Retail Equity - Bal Beg-of-Year         13.152     17.754     22.080     23.384     21.523     21.523     17.987

Fund Sales                               2.953      3.581      3.271      4.116      2.816      1.598      1.994
Redemptions                             (1.926)    (2.460)    (4.971)    (4.431)    (2.839)    (1.578)    (1.671)
Net Money Market                         0.000     (0.002)    (0.001)     0.001      0.000
Transfers                                0.209      0.730     (0.143)    (0.178)    (0.538)    (0.116)    (0.008)
                                       -------    -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                        1.236      1.849     (1.844)    (0.493)    (0.561)    (0.096)     0.314
Market                                   3.323      2.476      3.148     (1.710)    (2.974)    (1.673)    (1.690)
Acquisitions/addition of Assets
under Administration(1)                  0.043                            0.342
                                       -------    -------    -------    -------    -------    -------    -------
Balance at End-of-Year                  17.754     22.080     23.384     21.523     17.987     19.753     16.611
                                       -------    -------    -------    -------    -------    -------    -------
Total Retail - Bal Beg-of-Year          19.005     25.879     30.297     30.807     28.130     28.130     25.107

Retail Sales-Annuities                   2.163      2.238      1.561      1.782      1.702      0.944      1.191
Retail Sales-Mutual Funds                1.218      1.913      2.153      2.578      1.522      0.838      1.014
Retail Sales-Managed Acct. &
Other                                    0.533      0.596      0.550      0.525      0.468      0.268      0.354
                                       -------    -------    -------    -------    -------    -------    -------
Total Retail Sales                       3.914      4.747      4.264      4.886      3.692      2.050      2.558
Redemptions                             (3.197)    (3.695)    (6.395)    (5.833)    (3.889)    (2.125)    (2.268)
Net Money Market                        (0.068)    (0.141)    (0.111)    (0.206)    (0.047)    (0.020)    (0.005)
Transfers                               (0.011)     0.862      0.034     (0.346)    (0.135)    (0.072)    (0.028)
                                       -------    -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                        0.637      1.773     (2.208)    (1.499)    (0.379)    (0.167)     0.257
Market                                   3.647      2.647      2.720     (1.613)    (2.645)    (1.442)    (1.586)
Acquisitions/addition of Assets
under Administration(1)                  2.590                            0.435
                                       -------    -------    -------    -------    -------    -------    -------
Balance at End-of-Year                  25.879     30.297     30.807     28.130     25.107     26.522     23.778
                                       -------    -------    -------    -------    -------    -------    -------

Institutional Fixed - Bal
Beg-of-Year                              3.580      5.708      6.955      6.936      6.111      6.111      5.490

Inflows                                  2.509      2.169      2.000      0.771      0.643      0.543      1.467
Withdrawals/Terminations                (0.787)    (1.242)    (1.699)    (1.973)    (1.228)    (0.544)    (0.400)
Transfers                                0.013     (0.074)    (0.001)    (0.005)     0.017      0.013     (0.001)
                                       -------    -------    -------    -------    -------    -------    -------
Net Cash Flows                           1.735      0.853      0.300     (1.207)    (0.568)     0.012      1.067
Market                                   0.343      0.394     (0.319)     0.382     (0.053)    (0.314)     0.287
Acquisitions                             0.051
                                       -------    -------    -------    -------    -------    -------    -------
Balance at End-of-Year                   5.708      6.955      6.936      6.111      5.490      5.809      6.844
                                       -------    -------    -------    -------    -------    -------    -------
Institutional Equity - Bal
Beg-of-Year                             22.886     24.871     24.235     23.631     19.112     19.112     17.814

Inflows                                  2.465      3.840      5.248      2.730      3.182      1.704      1.241
Withdrawals/Terminations                (6.447)    (7.441)    (7.801)    (7.209)    (2.878)    (1.700)    (1.147)
Transfers                               (0.068)     0.047      0.011     (0.008)     0.036      0.011      0.024
                                       -------    -------    -------    -------    -------    -------    -------
Net Cash Flows                          (4.049)    (3.555)    (2.542)    (4.487)     0.340      0.015      0.119
Market                                   6.035      2.919      1.938     (0.032)    (1.638)    (0.721)     0.183
Acquisitions
                                       -------    -------    -------    -------    -------    -------    -------
Balance at End-of-Year                  24.871     24.235     23.631     19.112     17.814     18.406     18.116
                                       -------    -------    -------    -------    -------    -------    -------
Total Institutional - Bal
Beg-of-Year                             26.465     30.579     31.191     30.568     25.223     25.223     23.304

Inflows                                  4.975      6.009      7.248      3.501      3.825      2.247      2.708
Withdrawals/Terminations                (7.234)    (8.683)    (9.500)    (9.182)    (4.106)    (2.244)    (1.547)
Transfers                               (0.055)    (0.027)     0.010     (0.014)     0.053      0.024      0.024
                                       -------    -------    -------    -------    -------    -------    -------
Net Cash Flows                          (2.314)    (2.702)    (2.242)    (5.694)    (0.228)     0.027      1.185
Market                                   6.377      3.313      1.619      0.350     (1.691)    (1.035)     0.470
Acquisitions                             0.051
                                       -------    -------    -------    -------    -------    -------    -------
Balance at End-of-Year                  30.579     31.191     30.568     25.223     23.304     24.215     24.959
                                       -------    -------    -------    -------    -------    -------    -------
Total Retail/Institutional - At
End-of-Year                             56.458     61.488     61.375     53.354     48.411     50.737     48.738
                                       -------    -------    -------    -------    -------    -------    -------
Insurance Assets - At End-of-Year       35.684     39.432     35.934     35.686     38.119     36.018     38.476
                                       -------    -------    -------    -------    -------    -------    -------
Total Assets Under Management
At End-of-Year                          92.142    100.920     97.309     89.040     86.530     86.755     87.214
                                       =======    =======    =======    =======    =======    =======    =======

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000.
    Net Cash Flows from Assets Under Administration are:                  0.018      0.081      0.040      0.151






                                                                                              PAGE 23
                                                             Investment Management
                                                    Assets Under Management Roll Forward
                                                      Unaudited [Billions of Dollars]



                                           Sep        Dec        Mar        Jun        Sep        Dec
                                          1999       1999       2000       2000       2000       2000
                                       -------    -------    -------    -------    -------    -------
Retail Fixed - Bal-Beg-of-Qtr            7.945      7.680      7.424      7.057      6.764      6.631

Fund Sales                               0.231      0.181      0.168      0.166      0.223      0.212
Redemptions                             (0.342)    (0.403)    (0.456)    (0.339)    (0.328)    (0.277)
Net Money Market                        (0.029)    (0.030)    (0.067)    (0.058)    (0.031)    (0.051)
Transfers                                0.034      0.154     (0.102)    (0.046)    (0.031)     0.010
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.106)    (0.098)    (0.457)    (0.277)    (0.167)    (0.106)
Market                                  (0.159)    (0.158)    (0.003)    (0.017)     0.035      0.081
Acquisitions/addition of Assets
under Admin.(1)                          0.000      0.000      0.094      0.000      0.000      0.000
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                    7.680      7.424      7.057      6.764      6.631      6.606
                                       -------    -------    -------    -------    -------    -------
Retail Equity - Bal-Beg-of-Qtr          22.340     20.873     23.383     24.478     23.496     24.047

Fund Sales                               0.730      0.894      1.234      0.884      0.927      1.071
Redemptions                             (0.865)    (1.120)    (1.565)    (0.989)    (1.040)    (0.837)
Net Money Market                         0.000      0.000      0.000      0.000      0.001      0.000
Transfers                               (0.060)    (0.086)    (0.091)     0.018     (0.036)    (0.069)
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.195)    (0.312)    (0.423)    (0.087)    (0.148)     0.165
Market                                  (1.272)     2.822      1.176     (0.895)     0.699     (2.689)
Acquisitions/addition of Assets
under Admin.(1)                          0.000      0.000      0.342      0.000      0.000      0.000
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   20.873     23.383     24.478     23.496     24.047     21.524
                                       -------    -------    -------    -------    -------    -------
Total Retail - Bal-Beg-of-Qtr           30.285     28.553     30.807     31.535     30.260     30.679

Retail Sales-Annuities                   0.332      0.409      0.379      0.358      0.456      0.589
Retail Sales-Mutual Funds                0.514      0.587      0.876      0.586      0.554      0.562
Retail Sales-Managed Acct. &
Other                                    0.116      0.079      0.148      0.106      0.140      0.131
                                       -------    -------    -------    -------    -------    -------
Total Retail Sales                       0.962      1.075      1.403      1.050      1.150      1.283
Redemptions                             (1.207)    (1.523)    (2.021)    (1.329)    (1.368)    (1.114)
Net Money Market                        (0.029)    (0.030)    (0.067)    (0.058)    (0.030)    (0.051)
Transfers                               (0.026)     0.068     (0.193)    (0.027)    (0.067)    (0.059)
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.300)    (0.410)    (0.879)    (0.364)    (0.315)     0.059
Market                                  (1.431)     2.664      1.173     (0.911)     0.734     (2.608)
Acquisitions/addition of Assets
under Admin.(1)                          0.000      0.000      0.435      0.000      0.000      0.000
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   28.553     30.807     31.535     30.260     30.679     28.130
                                       -------    -------    -------    -------    -------    -------
---------------------------------------------------------------------------------------------------------

Institutional Fixed -
Bal-Beg-of-Qtr                           7.264      7.218      6.937      6.873      6.485      6.276

Inflows                                  0.446      0.420      0.180      0.148      0.308      0.135
Withdrawals/Terminations                (0.294)    (0.781)    (0.353)    (0.520)    (0.532)    (0.568)
Transfers                               (0.002)     0.001     (0.005)    (0.001)     0.000      0.001
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                           0.150     (0.360)    (0.178)    (0.373)    (0.224)    (0.433)
Market                                  (0.196)     0.079      0.114     (0.015)     0.015      0.269
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                    7.218      6.937      6.873      6.485      6.276      6.112
                                       -------    -------    -------    -------    -------    -------
Institutional Equity -
Bal-Beg-of-Qtr                          23.962     23.098     23.631     20.304     20.241     19.044

Inflows                                  1.839      0.934      0.904      0.669      0.407      0.750
Withdrawals/Terminations                (1.165)    (2.043)    (3.333)    (1.354)    (1.154)    (1.368)
Transfers                               (0.008)    (0.010)    (0.004)     0.002     (0.013)     0.007
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                           0.666     (1.119)    (2.433)    (0.683)    (0.760)    (0.611)
Market                                  (1.530)     1.652     (0.894)     0.620     (0.438)     0.680
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   23.098     23.631     20.304     20.241     19.044     19.113
                                       -------    -------    -------    -------    -------    -------
Total Institutional -
Bal-Beg-of-Qtr                          31.226     30.316     30.568     27.177     26.726     25.320

Inflows                                  2.285      1.354      1.084      0.817      0.715      0.885
Withdrawals/Terminations                (1.459)    (2.824)    (3.686)    (1.874)    (1.686)    (1.936)
Transfers                               (0.010)    (0.009)    (0.009)     0.001     (0.012)     0.008
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                           0.816     (1.479)    (2.611)    (1.056)    (0.983)    (1.043)
Market                                  (1.726)     1.731     (0.780)     0.605     (0.423)     0.949
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   30.316     30.568     27.177     26.726     25.320     25.225
                                       -------    -------    -------    -------    -------    -------
Total Retail/Inst - At End-of-Qtr       58.869     61.375     58.712     56.986     55.998     53.355

Insurance Assets-End-of-Qtr             36.820     35.934     35.541     34.891     34.981     35.686

Total Assets Under Management          -------    -------    -------    -------    -------    -------
At End-of-Qtr                           95.689     97.309     94.253     91.877     90.979     89.041
                                       =======    =======    =======    =======    =======    =======

(1) Retail assets under management have been restated to
    include assets under administration beginning in January of 2000.
    Net Cash Flows from Assets Under
    Administration are:                                        0.006      0.000      0.011      0.001

                                                           Investment Management
                                                    Assets Under Management Roll Forward (Continued)
                                                      Unaudited [Billions of Dollars]

                                           Mar        Jun        Sep        Dec        Mar        Jun
                                          2001       2001       2001       2001       2002       2002
                                       -------    -------    -------    -------    -------    -------
Retail Fixed - Bal-Beg-of-Qtr            6.606      6.750      6.767      7.205      7.120      7.087

Fund Sales                               0.248      0.204      0.206      0.218      0.292      0.272
Redemptions                             (0.261)    (0.286)    (0.262)    (0.242)    (0.291)    (0.306)
Net Money Market                         0.010     (0.030)     0.005     (0.031)    (0.003)    (0.002)
Transfers                                0.047     (0.003)     0.388     (0.027)    (0.040)     0.021
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                        0.044     (0.115)     0.337     (0.083)    (0.042)    (0.015)
Market                                   0.100      0.131      0.101     (0.002)     0.009      0.096
Acquisitions/addition of Assets
under Admin.(1)                          0.000      0.000      0.000      0.000      0.000      0.000
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                    6.750      6.767      7.205      7.120      7.087      7.168
                                       -------    -------    -------    -------    -------    -------
Retail Equity - Bal-Beg-of-Qtr          21.524     18.254     19.754     15.871     17.988     18.255

Fund Sales                               0.916      0.681      0.638      0.580      0.910      1.084
Redemptions                             (0.911)    (0.667)    (0.654)    (0.607)    (0.791)    (0.881)
Net Money Market                         0.000      0.000      0.000      0.000      0.000      0.000
Transfers                               (0.070)    (0.046)    (0.441)     0.019      0.014     (0.022)
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.064)    (0.032)    (0.456)    (0.008)     0.133      0.182
Market                                  (3.205)     1.532     (3.427)     2.125      0.134     (1.826)
Acquisitions/addition of Assets
under Admin.(1)                          0.000      0.000      0.000      0.000      0.000      0.000
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   18.254     19.754     15.871     17.988     18.255     16.611
                                       -------    -------    -------    -------    -------    -------
Total Retail - Bal-Beg-of-Qtr           28.130     25.005     26.521     23.076     25.108     25.342

Retail Sales-Annuities                   0.542      0.403      0.434      0.324      0.590      0.601
Retail Sales-Mutual Funds                0.484      0.354      0.335      0.348      0.452      0.562
Retail Sales-Managed Acct. &
Other                                    0.140      0.127      0.074      0.126      0.160      0.194
                                       -------    -------    -------    -------    -------    -------
Total Retail Sales                       1.166      0.884      0.843      0.798      1.202      1.356
Redemptions                             (1.172)    (0.952)    (0.915)    (0.850)    (1.082)    (1.186)
Net Money Market                         0.010     (0.030)     0.005     (0.031)    (0.003)    (0.002)
Transfers                               (0.023)    (0.049)    (0.053)    (0.008)    (0.027)    (0.001)
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows(1)                       (0.019)    (0.148)    (0.120)    (0.091)     0.091      0.167
Market                                  (3.105)     1.663     (3.326)     2.123      0.143     (1.730)
Acquisitions/addition of Assets
under Admin.(1)                          0.000      0.000      0.000      0.000      0.000      0.000
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   25.005     26.521     23.076     25.108     25.342     23.778
                                       -------    -------    -------    -------    -------    -------
-----------------------------------------------------------------------------------------------------

Institutional Fixed -
Bal-Beg-of-Qtr                           6.112      5.891      5.810      5.640      5.490      6.018

Inflows                                  0.310      0.233      0.020      0.080      0.804      0.663
Withdrawals/Terminations                (0.432)    (0.112)    (0.493)    (0.191)    (0.239)    (0.161)
Transfers                                0.003      0.010      0.001      0.002     (0.001)     0.000
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                          (0.119)     0.131     (0.472)    (0.109)     0.564      0.503
Market                                  (0.102)    (0.212)     0.302     (0.041)    (0.036)     0.323
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                    5.891      5.810      5.640      5.490      6.018      6.844
                                       -------    -------    -------    -------    -------    -------
Institutional Equity -
Bal-Beg-of-Qtr                          19.113     17.312     18.406     16.241     17.814     18.641

Inflows                                  0.881      0.823      0.863      0.615      0.672      0.569
Withdrawals/Terminations                (1.199)    (0.501)    (0.555)    (0.624)    (0.512)    (0.635)
Transfers                                0.019     (0.008)     0.009      0.016      0.006      0.018
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                          (0.299)     0.314      0.317      0.007      0.166     (0.047)
Market                                  (1.502)     0.780     (2.482)     1.566      0.661     (0.477)
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   17.312     18.406     16.241     17.814     18.641     18.116
                                       -------    -------    -------    -------    -------    -------
Total Institutional -
Bal-Beg-of-Qtr                          25.225     23.203     24.216     21.881     23.304     24.659

Inflows                                  1.191      1.056      0.883      0.695      1.476      1.232
Withdrawals/Terminations                (1.631)    (0.613)    (1.048)    (0.815)    (0.751)    (0.796)
Transfers                                0.022      0.002      0.010      0.018      0.005      0.019
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                          (0.418)     0.445     (0.155)    (0.102)     0.730      0.455
Market                                  (1.604)     0.568     (2.180)     1.525      0.625     (0.154)
                                       -------    -------    -------    -------    -------    -------
Balance at End-of-Qtr                   23.203     24.216     21.881     23.304     24.659     24.960
                                       -------    -------    -------    -------    -------    -------
Total Retail/Inst - At End-of-Qtr       48.208     50.737     44.957     48.413     50.001     48.738

Insurance Assets-End-of-Qtr             36.324     36.018     37.337     38.119     37.171     38.476

Total Assets Under Management          -------    -------    -------    -------    -------    -------
At End-of-Qtr                           84.532     86.755     82.294     86.532     87.172     87.214
                                       =======    =======    =======    =======    =======    =======

(1) Retail assets under management have been restated to
    include assets under administration beginning in January of 2000.
    Net Cash Flows from Assets Under
    Administration are:                  0.027      0.013      0.007      0.034      0.090      0.061






                                                                                                         PAGE 24
                                                                        Lincoln UK
                                                           Income Statements & Operational Data
                                                             Unaudited [Millions of Dollars]
                                                                                                  YTD        YTD
                                                                                                  Jun        Jun
For the Year Ended December 31            1997       1998       1999       2000       2001       2001       2002
                                       -------    -------    -------    -------    -------    -------    -------
Operating Revenue
Premiums                                 145.4      156.6      145.1      148.4       46.1       22.3       24.1
Mortality assessments                     25.2       29.3       27.1       31.4       33.9       18.3       14.8
Expense assessments                      166.1      153.6      182.3      178.1      134.8       75.1       53.1
Other revenue and fees                     3.3       11.2       13.8        6.9        1.3        0.7        0.3
Net investment income                     85.1       87.9       75.3       70.3       64.8       34.8       29.9
                                       -------    -------    -------    -------    -------    -------    -------
Operating Revenue                        425.2      438.6      443.6      435.0      280.9      151.2      122.2
                                       -------    -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                 339.6      151.0      306.2      178.5       83.4       41.9       37.3
Underwriting, acquisition,
insurance and other expenses             184.5      175.6      223.5      180.0      147.6       70.8       64.2
Goodwill amortization                      0.0        6.3        7.0        4.0        0.6        0.3        0.0
                                       -------    -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses          524.1      332.9      536.7      362.6      231.7      113.0      101.6
                                       -------    -------    -------    -------    -------    -------    -------
Income from Operations Before Tax        (99.0)     105.8      (93.1)      72.4       49.2       38.2       20.6

Federal income taxes                       9.3       34.8      (79.2)      11.3      (11.1)       7.6       (0.5)
                                       -------    -------    -------    -------    -------    -------    -------
Income from Operations                  (108.3)      70.9      (13.9)      61.0       60.2       30.6       21.1
                                       -------    -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                                1.5        0.8        2.1        2.3        8.7        1.8       (0.4)
Restructuring charges                      0.0        0.0       (6.5)     (76.5)       0.0        0.0        0.0
                                       -------    -------    -------    -------    -------    -------    -------
Income before Accounting Changes        (106.8)      71.7      (18.2)     (13.2)      68.9       32.4       20.7
Cumulative effect of accounting
changes                                                                                0.0        0.0        0.0
                                       -------    -------    -------    -------    -------    -------    -------
Net Income                              (106.8)      71.7      (18.2)     (13.2)      68.9       32.4       20.7
                                       =======    =======    =======    =======    =======    =======    =======
Inc from Oper -before Goodwill
Amort.                                  (108.3)      77.2       (6.9)      65.1       60.9       30.9       21.1
Net Income -before Goodwill
Amort.                                  (106.8)      78.0      (11.3)      (9.2)      69.6       32.7       20.7

Effective tax rate                       (9.4%)     32.9%      85.1%      15.7%     (22.5%)     20.0%      (2.2%)

Operating revenue                        425.2      438.6      443.6      435.0      280.9      151.2      122.2
Realized gains (losses) on
investments                                2.1        1.1        3.0        3.2       12.4        2.6       (0.6)
Gains(losses) on derivatives               0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                       -------    -------    -------    -------    -------    -------    -------
Total Revenue                            427.3      439.7      446.6      438.2      293.3      153.8      121.6
                                       =======    =======    =======    =======    =======    =======    =======
Average capital                          618.1      517.7      551.2      488.2      559.7      550.9      497.6
Return on average capital               (17.5%)     13.7%      (2.5%)     12.5%      10.8%      11.1%       8.5%
----------------------------------------------------------------------------------------------------------------

Unit Linked Assets - Beg-of-Year         5.074      5.643      6.265      7.220      6.441      6.441      5.607

Deposits                                 0.569      0.473      0.537      0.554      0.481      0.242      0.229
Withdrawals (incl. chgs) & Deaths       (0.503)    (0.547)    (0.566)    (0.644)    (0.529)    (0.277)    (0.264)
                                       -------    -------    -------    -------    -------    -------    -------
Net Cash Flows                           0.066     (0.074)    (0.029)     0.090)    (0.048)    (0.035)    (0.035)
Inv Inc & Chg in Mkt Val                 0.682      0.662      1.154     (0.154)    (0.617)    (0.306)    (0.338)
Acq of new business/companies            0.000      0.000      0.000      0.000      0.000      0.000      0.000
Foreign currency adjustment             (0.179)     0.035     (0.170)    (0.536)    (0.169)    (0.332)     0.286
                                       -------    -------    -------    -------    -------    -------    -------
Unit Linked Assets - End-of-Year         5.643      0.265      7.220      6.441      5.607      5.768      5.520
                                       =======    =======    =======    =======    =======    =======    =======
Individual Life In-force
(Billions)                              25.026     25.002     25.698      4.290     20.878     21.519     20.401

Exchange Rate - Dollars to Pounds
For-the-Year                             1.644      1.658      1.617      1.518      1.441      1.438      1.443
End-of-Year                              1.651      1.660      1.615      1.493      1.456      1.415      1.532





                                                                                              PAGE 25
                                                                  Lincoln UK
                                                      Income Statements & Operational Data
                                                        Unaudited [Millions of Dollars]

For the Quarter Ended                      Sep        Dec        Mar        Jun        Sep        Dec
                                          1999       1999       2000       2000       2000       2000
                                       -------    -------    -------    -------    -------    -------
Operating Revenue
Premiums                                  33.5       38.7       39.0       36.3       32.5       40.5
Mortality assessments                      7.7        5.0        6.3        8.0        9.6        7.5
Expense assessments                       49.3       37.2       46.5       44.3       52.6       34.6
Other revenue and fees                     3.6        3.8        2.4        1.3        2.0        1.3
Net investment income                     16.2       17.7       18.9       18.5       16.1       16.7
                                       -------    -------    -------    -------    -------    -------
Operating Revenue                        110.3      102.4      113.2      108.4      112.8      100.6
                                       -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                  27.2      211.8       35.0       37.4       51.9       54.2
Underwriting, acquisition,
insurance and other expenses              61.6       51.4       56.4       43.5       45.2       34.9
Goodwill amortization                      1.2        3.3        1.3        1.3        1.2        0.2
                                       -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses           90.1      266.6       92.8       82.2       98.3       89.3
                                       -------    -------    -------    -------    -------    -------
Income from Operations Before Tax         20.2     (164.2)      20.4       26.2       14.5       11.3

Federal income taxes                       4.0      (97.1)       4.7        6.9        3.9       (4.2)
                                       -------    -------    -------    -------    -------    -------
Income from Operations                    16.2      (67.1)      15.7       19.3       10.6       15.5
                                       -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                                0.2        1.0       (0.2)      (0.1)      (0.0)       2.6
Restructuring charges                      0.0       (6.5)       0.0        0.0      (40.5)     (36.1)
                                       -------    -------    -------    -------    -------    -------
Income before Accounting Changes          16.4      (72.6)      15.5       19.1      (29.9)     (17.9)
Cumulative effect of accounting
changes
                                       -------    -------    -------    -------    -------    -------
Net Income                                16.4      (72.6)      15.5       19.1      (29.9)     (17.9)
                                       =======    =======    =======    =======    =======    =======

Inc from Oper -before Goodwill
Amort.                                    17.4      (63.8)      17.1       20.5       11.8       15.7
Net Income -before Goodwill
Amort.                                    17.6      (69.3)      16.8       20.4      (28.7)     (17.8)

Effective tax rate                       20.0%      59.1%      22.9%      26.4%      27.2%     (37.1%)

Operating revenue                        110.3      102.4      113.2      108.4      112.8      100.6
Realized gains (losses) on
investments                                0.3        1.4       (0.4)      (0.2)      (0.0)       3.8
                                       -------    -------    -------    -------    -------    -------
Total Revenue                            110.5      103.8      112.8      108.2      112.8      104.3
                                       =======    =======    =======    =======    =======    =======

Average capital                          573.5      585.0      516.4      500.8      486.5      448.9
Return on average capital                11.3%     (45.9%)     12.2%      15.4%       8.7%      13.8%
---------------------------------------------------------------------------------------------------------

Unit Linked Assets
Balance-Beg-of-Quarter (Billions)        6.503      6.568      7.220      7.031      6.726      6.499

Deposits                                 0.130      0.156      0.159      0.134      0.145      0.116
Withdrawals (incl. chgs) & Deaths       (0.136)    (0.158)    (0.170)    (0.162)    (0.159)    (0.153)
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                          (0.005)    (0.002)    (0.011)    (0.028)    (0.014)    (0.037)
Inv Inc & Chg in Mkt Val                (0.214)     0.784     (0.077)     0.047     (0.025)    (0.100)
Acq of new business/companies
Foreign currency adjustment              0.284     (0.130)    (0.101)    (0.324)    (0.189)     0.078
                                       -------    -------    -------    -------    -------    -------
Unit Linked Assets -
End-of-Quarter                           6.568      7.220      7.031      6.726      6.499      6.441
                                       =======    =======    =======    =======    =======    =======
Individual Life In-force
(Billions)                              26.235     25.698     26.514     25.225     24.535     24.290

Exchange Rate - Dollars to Pounds
For-the-Quarter                          1.614      1.625      1.599      1.536      1.482      1.454
End-of-Quarter                           1.647      1.615      1.591      1.517      1.475      1.493

                                                                 Lincoln UK
                                                 Income Statements & Operational Data (Continued)
                                                        Unaudited [Millions of Dollars]

For the Quarter Ended                      Mar        Jun        Sep        Dec        Mar        Jun
                                          2001       2001       2001       2001       2002       2002
                                       -------    -------    -------    -------    -------    -------
Operating Revenue
Premiums                                  12.8        9.6       11.8       11.9       12.1       12.1
Mortality assessments                      9.4        8.9        8.5        7.1        6.5        8.3
Expense assessments                       43.7       31.4       35.5       24.1       25.3       27.8
Other revenue and fees                     0.6        0.1        0.0        0.6        0.3        0.0
Net investment income                     17.9       16.9       14.8       15.2       14.7       15.3
                                       -------    -------    -------    -------    -------    -------
Operating Revenue                         84.4       66.9       70.7       58.9       58.8       63.4
                                       -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses
Benefits paid or provided:
Benefits                                  24.0       17.9       20.7       20.8       18.3       19.0
Underwriting, acquisition,
insurance and other expenses              41.1       29.7       40.3       36.5       24.9       39.3
Goodwill amortization                      0.2        0.2        0.2        0.2
                                       -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses           65.3       47.7       61.1       57.5       43.2       58.4
                                       -------    -------    -------    -------    -------    -------
Income from Operations Before Tax         19.1       19.1        9.6        1.4       15.6        5.1

Federal income taxes                       4.7        2.9       (0.5)     (18.1)       1.1       (1.6)
                                       -------    -------    -------    -------    -------    -------
Income from Operations                    14.4       16.2       10.1       19.5       14.4        6.7
                                       -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                                0.4        1.4        3.9        3.0       (3.6)       3.2
Restructuring charges                      0.0        0.0        0.0        0.0        0.0        0.0
                                       -------    -------    -------    -------    -------    -------
Income before Accounting Changes          14.8       17.6       14.0       22.5       10.8        9.8
Cumulative effect of accounting
changes                                                                                           0.0
                                       -------    -------    -------    -------    -------    -------
Net Income                                14.8       17.6       14.0       22.5       10.8        9.8
                                       =======    =======    =======    =======    =======    =======

Inc from Oper -before Goodwill
Amort.                                    14.5       16.4       10.3       19.7       14.4        6.7
Net Income -before Goodwill
Amort.                                    14.9       17.8       14.2       22.7       10.8        9.8

Effective tax rate                       24.6%      15.3%      (5.7%)  (1337.4%)      7.3%     (31.3%)

Operating revenue                         84.4       66.9       70.7       58.9       58.8       63.4
Realized gains (losses) on
investments                                0.6        2.0        5.5        4.3       (5.1)       4.5
                                       -------    -------    -------    -------    -------    -------
Total Revenue                             84.9       68.9       76.3       63.2       53.6       68.0
                                       =======    =======    =======    =======    =======    =======

Average capital                          548.7      553.2      575.4      561.3      510.0      485.3
Return on average capital                10.5%      11.7%       7.0%      13.9%      11.3%       5.5%
-----------------------------------------------------------------------------------------------------

Unit Linked Assets
Balance-Beg-of-Quarter (Billions)        6.441      5.677      5.768      5.218      5.607      5.618

Deposits                                 0.132      0.111      0.128      0.111      0.114      0.115
Withdrawals (incl. chgs) & Deaths       (0.147)    (0.131)    (0.136)    (0.115)    (0.127)    (0.137)
                                       -------    -------    -------    -------    -------    -------
Net Cash Flows                          (0.015)    (0.020)    (0.009)    (0.004)    (0.013)    (0.022)
Inv Inc & Chg in Mkt Val                (0.421)     0.115     (0.768)     0.457      0.141     (0.479)
Acq of new business/companies
Foreign currency adjustment             (0.328)    (0.004)     0.226     (0.063)    (0.117)     0.403
                                       -------    -------    -------    -------    -------    -------
Unit Linked Assets -
End-of-Quarter                           5.677      5.768      5.218      5.607      5.618      5.520
                                       =======    =======    =======    =======    =======    =======
Individual Life In-force
(Billions)                              21.894     21.519     21.299     20.878     20.010     20.401

Exchange Rate - Dollars to Pounds
For-the-Quarter                          1.455      1.421      1.442      1.448      1.423      1.464
End-of-Quarter                           1.416      1.415      1.474      1.456      1.426      1.532





                                                                                                        PAGE 26
Other Operations
Unaudited [Millions of Dollars]
                                                                                                 YTD        YTD
                                                                                                 Jun        Jun
For the Year Ended December 31           1997       1998       1999       2000       2001       2001       2002
                                      -------    -------    -------    -------    -------    -------    -------
Revenue

Lincoln Financial Advisors              125.3      286.4      317.0      377.5      360.7      165.0      154.0
Lincoln Financial Distributors           20.5       33.5      107.5      119.9      113.4       46.4       58.7
                                      -------    -------    -------    -------    -------    -------    -------
Total Distribution                      145.8      319.9      424.4      497.4      474.0      211.4      212.7
Reinsurance                            1362.3     1581.2     1824.1     1770.6     1699.4      966.5        0.0
Amortization of deferred gain on
indemnity reinsurance*                                                               20.4        0.0       46.2
Other [Including
Consolidating Adjustments]             (105.9)    (192.7)    (277.5)    (292.6)    (360.4)    (185.7)     (65.7)
                                      -------    -------    -------    -------    -------    -------    -------
Operating Revenue                      1402.2     1708.3     1971.0     1975.4     1833.4      992.1      193.2
                                      -------    -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                              42.1        0.5       14.4       (5.0)       8.2       (8.5)      (8.7)
Gains (losses) on derivatives                                                        (9.7)      (0.0)      (0.0)
Gain on sale of reinsurance
subsidiaries                                                                         12.8        0.0        0.0
                                      -------    -------    -------    -------    -------    -------    -------
Total Revenue                          1444.3     1708.9     1985.4     1970.4     1844.7      983.6      184.5
                                      =======    =======    =======    =======    =======    =======    =======

Income (Loss)

Lincoln Financial Advisors               (5.3)     (23.7)     (20.8)     (11.7)     (15.9)     (19.1)     (16.9)
Lincoln Financial Distributors          (11.2)      (8.2)     (14.0)     (18.5)     (30.7)     (18.4)     (13.5)
                                      -------    -------    -------    -------    -------    -------    -------
Total Distribution                      (16.5)     (31.9)     (34.8)     (30.2)     (46.6)     (37.5)     (30.4)
Reinsurance                            (150.1)     104.9       40.1      122.5      128.8       80.9
Amortization of deferred gain on
indemnity reinsurance*                                                               12.9                  30.0
LNC Financing                           (31.6)     (51.5)     (83.5)     (84.9)     (77.9)     (43.7)     (17.8)
Other Corporate                         (25.1)     (17.5)      (5.0)     (15.4)      (2.4)       1.5       (1.1)
                                      -------    -------    -------    -------    -------    -------    -------
Inc (Loss) from Operations             (223.3)       4.0      (83.1)      (8.0)      14.8        1.2      (19.3)
                                      -------    -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                              24.9        2.7       10.2       (3.2)       5.9       (5.6)      (5.7)
Gains (losses) on derivatives                                                        (6.3)      (0.0)      (0.0)
Gain on sale of reinsurance
subsidiaries                                                                         15.0        0.0        0.0
Reserve increase on business sold
through reinsurance                                                                                       (14.4)
Restructuring charges                     0.0      (14.3)      (3.2)       1.0      (19.5)      (1.2)       0.0
                                      -------    -------    -------    -------    -------    -------    -------
Income before Accounting Changes       (198.4)      (7.6)     (76.1)     (10.2)       9.9       (5.6)     (39.4)
Cumulative effect of accounting
changes                                                                              (2.7)      (2.7)       0.0
                                      -------    -------    -------    -------    -------    -------    -------
Total Net Income (Loss)                (198.4)      (7.6)     (76.1)     (10.2)       7.2       (8.3)     (39.4)
                                      =======    =======    =======    =======    =======    =======    =======

                                          Sep        Dec        Mar        Jun        Sep        Dec
For the Quarter Ended                    1999       1999       2000       2000       2000       2000
                                      -------    -------    -------    -------    -------    -------
Revenue
Lincoln Financial Advisors               75.7      104.0       86.4       90.0       91.3      109.8
Lincoln Financial Distributors           26.4       34.2       29.3       28.1       27.5       35.0
                                      -------    -------    -------    -------    -------    -------
Total Distribution                      102.1      138.2      115.8      118.1      118.8      144.8
Reinsurance                             403.7      575.1      392.7      458.9      457.9      461.0
Amortization of deferred gain on
indemnity reinsurance*
Other [Including
Consolidating Adjustments]              (64.8)    (147.0)     (67.6)     (86.7)     (79.2)     (59.2)
                                      -------    -------    -------    -------    -------    -------
Operating Revenue                       441.0      566.4      440.9      490.3      497.5      546.6
                                      -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                              14.2        0.0       (0.8)      (1.3)      (3.4)       0.4
Gains (losses) on derivatives
Gain on sale of reinsurance
subsidiaries
                                      -------    -------    -------    -------    -------    -------
Total Revenue                           455.2      566.4      440.2      489.0      494.1      547.0
                                      =======    =======    =======    =======    =======    =======
Income (Loss)

Lincoln Financial Advisors               (5.3)       2.7       (7.4)      (2.9)      (3.1)       1.6
Lincoln Financial Distributors           (2.1)      (3.7)      (3.3)      (5.2)      (5.0)      (5.1)
                                      -------    -------    -------    -------    -------    -------
Total Distribution                       (7.4)      (1.0)     (10.7)      (8.1)      (8.0)      (3.4)
Reinsurance                               2.2      (19.5)      31.9       25.8       28.2       36.6
Amortization of deferred gain on
indemnity reinsurance*
LNC Financing                           (19.9)     (21.6)     (21.9)     (22.2)     (20.9)     (19.8)
Other Corporate                          (2.4)      (1.4)      (5.7)      (1.5)       1.6       (9.8)
                                      -------    -------    -------    -------    -------    -------
Inc (Loss) from Oper                    (27.5)     (43.5)      (6.5)      (5.9)       0.9        3.5
                                      -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                               9.8        1.3       (0.4)      (0.8)      (3.2)       1.2
Gains (losses) on derivatives
Gain on sale of reinsurance
subsidiaries
Reserve increase on business
sold through reinsurance
Restructuring charges                    (3.2)       0.0        0.0        0.0        0.0        1.0
                                      -------    -------    -------    -------    -------    -------
Income before Accounting Changes        (20.9)     (42.2)      (6.8)      (6.8)      (2.3)       5.7
Cumulative effect of accounting
changes
                                      -------    -------    -------    -------    -------    -------
Total Net Income (Loss)                 (20.9)     (42.2)      (6.8)      (6.8)      (2.3)       5.7
                                      =======    =======    =======    =======    =======    =======


                                          Mar        Jun        Sep        Dec        Mar        Jun
For the Quarter Ended                    2001       2001       2001       2001       2002       2002
                                      -------    -------    -------    -------    -------    -------
Revenue
Lincoln Financial Advisors               81.2       83.8       78.9      116.7       75.9       78.1
Lincoln Financial Distributors           25.7       20.7       32.0       35.0       29.4       29.3
                                      -------    -------    -------    -------    -------    -------
Total Distribution                      106.9      104.5      111.0      151.7      105.3      107.4
Reinsurance                             515.1      451.4      467.4      265.6
Amortization of deferred gain on
indemnity reinsurance*                                                    20.4       24.1       22.1
Other [Including
Consolidating Adjustments]              (80.5)    (105.2)     (76.0)     (98.7)     (32.2)     (33.4)
                                      -------    -------    -------    -------    -------    -------
Operating Revenue                       541.5      450.7      502.3      339.0       97.1       96.1
                                      -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                             (10.0)       1.4      (12.8)      29.5       (4.9)      (3.8)
Gains (losses) on derivatives             0.1       (0.1)      (0.0)      (9.7)       0.1       (0.1)
Gain on sale of reinsurance
subsidiaries                                                              12.8
                                      -------    -------    -------    -------    -------    -------
Total Revenue                           531.6      452.0      489.5      371.7       92.3       92.2
                                      =======    =======    =======    =======    =======    =======
Income (Loss)

Lincoln Financial Advisors               (6.8)     (12.3)      (4.2)       7.4       (9.1)      (7.7)
Lincoln Financial Distributors           (6.9)     (11.5)      (7.8)      (4.5)      (6.2)      (7.3)
                                      -------    -------    -------    -------    -------    -------
Total Distribution                      (13.8)     (23.8)     (12.0)       3.0      (15.4)     (15.0)
Reinsurance                              46.8       34.1       17.2       30.7        0.0
Amortization of deferred gain on
indemnity reinsurance*                                                    12.9       15.7       14.4
LNC Financing                           (21.7)     (22.0)     (19.5)     (14.7)      (8.2)      (9.6)
Other Corporate                          (0.5)       2.0        1.5       (5.3)      (4.1)       2.9
                                      -------    -------    -------    -------    -------    -------
Inc (Loss) from Oper                     10.9       (9.7)     (12.9)      26.5      (12.0)      (7.3)
                                      -------    -------    -------    -------    -------    -------
Realized gains (losses) on
investments                              (6.5)       1.0       (8.3)      19.7       (3.3)      (2.4)
Gains (losses) on derivatives             0.1       (0.1)      (0.0)      (6.3)       0.1       (0.1)
Gain on sale of reinsurance
subsidiaries                              0.0        0.0        0.0       15.0        0.0
Reserve increase on business
sold through reinsurance                                                                       (14.4)
Restructuring charges                     0.0       (1.2)       0.0      (18.3)       0.0
                                      -------    -------    -------    -------    -------    -------
Income before Accounting Changes          4.4      (10.0)     (21.2)      36.7      (15.2)     (24.2)
Cumulative effect of accounting
changes                                  (0.4)      (2.2)       0.0       (0.0)       0.0
                                      -------    -------    -------    -------    -------    -------
Total Net Income (Loss)                   4.0      (12.2)     (21.2)      36.7      (15.2)     (24.2)
                                      =======    =======    =======    =======    =======    =======

* The amortization of deferred gain on sale of reinsurance business represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.





                                                                                                         PAGE 27
                                                          Consolidated Domestic Retail
                                                           Deposits/Account Balances
                                                        Unaudited [Billions of Dollars]
                                                                                                  YTD        YTD
                                                                                                  Jun        Jun
                                          1997       1998       1999       2000       2001       2001       2002
                                       -------    -------    -------    -------    -------    -------    -------
Deposits - For the Year

Lincoln Retirement - Fixed
Annuities                                1.632      1.452      2.563      2.074      3.342      1.228      1.759
Lincoln Retirement - Variable
Annuities                                2.695      2.791      2.553      3.165      3.067      1.590      1.595
Lincoln Retirement - Life
Insurance                                0.000      0.000      0.017      0.014      0.012      0.007
Life Insurance Segment - Life
Insurance                                0.384      1.207      1.698      1.884      1.934      0.895      1.018
Inv Mgmt - Annuities                     2.163      2.238      1.561      1.782      1.702      0.944      1.191
Inv Mgmt - Mutual Funds(1)               1.218      1.913      2.153      2.578      1.522      0.838      1.014
Inv Mgmt - Wrap Fee & Other              0.533      0.596      0.550      0.525      0.468      0.268      0.354
Consolidating Adjustments               (0.966)    (1.041)    (0.499)    (0.406)    (1.039)    (0.465)    (0.680)
                                       -------    -------    -------    -------    -------    -------    -------
Gross Deposits                           7.658      9.157     10.597     11.617     11.008      5.305      6.250

Account Balances - End of Year
Lincoln Retirement - Fixed
Annuities                               15.458     16.505     16.791     15.394     16.491
Lincoln Retirement - Variable
Annuities                               27.346     33.358     41.493     39.427     34.638
Lincoln Retirement - Life
Insurance                                                      0.155      0.160      0.149
Life Insurance Segment - Life
Insurance                                3.038      9.243     10.217     10.847     11.377
Inv Mgmt - Annuities                    10.991     14.257     15.557     13.527     11.835
Inv Mgmt - Mutual Funds(1)              12.484     13.528     13.632     13.261     11.552
Inv Mgmt - Wrap Fee & Other              2.403      2.512      1.618      1.342      1.719
Consolidating Adjustments               (6.806)    (8.891)    (9.175)    (7.753)    (6.717)
                                       -------    -------    -------    -------    -------
Account Balances                        64.914     80.512     90.288     86.205     81.044

                                           Sep        Dec        Mar        Jun        Sep        Dec
                                          1999       1999       2000       2000       2000       2000
                                       -------    -------    -------    -------    -------    -------
Deposits -  For the Quarter
Lincoln Retirement - Fixed
Annuities                                0.678      0.741      0.589      0.490      0.513      0.482
Lincoln Retirement - Variable
Annuities                                0.634      0.634      0.797      0.793      0.729      0.846
Lincoln Retirement - Life
Insurance                                0.004      0.005      0.003      0.003      0.004      0.004
Life Insurance Segment - Life
Insurance                                0.399      0.526      0.424      0.411      0.428      0.622
Inv Mgmt - Annuities                     0.332      0.409      0.379      0.358      0.456      0.589
Inv Mgmt - Mutual Funds(1)               0.514      0.587      0.876      0.586      0.554      0.562
Inv Mgmt - Managed Acct. & Other         0.116      0.079      0.148      0.106      0.140      0.131
Consolidating Adjustments               (0.096)    (0.118)    (0.099)    (0.062)    (0.100)    (0.145)
                                       -------    -------    -------    -------    -------    -------
Gross Deposits                           2.581      2.864      3.116      2.685      2.724      3.091
                                       -------    -------    -------    -------    -------    -------

Account Balances - End of Quarter
Lincoln Retirement - Fixed
Annuities                               16.934     16.791     16.244     15.884     15.660     15.394
Lincoln Retirement - Variable
Annuities                               35.613     41.493     44.640     43.097     42.743     39.427
Lincoln Retirement - Life
Insurance                                0.128      0.155      0.169      0.165      0.166      0.160
Life Insurance Segment - Life
Insurance                                9.726     10.217     10.470     10.538     10.716     10.847
Inv Mgmt - Annuities                    14.036     15.557     15.557     14.888     14.853     13.527
Inv Mgmt - Mutual Funds(1)              12.938     13.632     14.671     14.069     14.571     13.261
Inv Mgmt - Managed Acct. & Other         1.579      1.618      1.309      1.304      1.256      1.342
Consolidating Adjustments               (8.387)    (9.175)    (8.768)    (8.419)    (8.644)    (7.753)
                                       -------    -------    -------    -------    -------    -------
Account Balances                        82.567     90.288     94.292     91.526     91.322     86.205
                                       -------    -------    -------    -------    -------    -------

                                           Mar        Jun        Sep        Dec        Mar        Jun
                                          2001       2001       2001       2001       2002       2002
                                       -------    -------    -------    -------    -------    -------
Deposits -  For the Quarter
Lincoln Retirement - Fixed
Annuities                                0.560      0.668      0.896      1.218      0.906      0.853
Lincoln Retirement - Variable
Annuities                                0.887      0.703      0.684      0.793      0.808      0.787
Lincoln Retirement - Life
Insurance                                0.003      0.004      0.003      0.002
Life Insurance Segment - Life
Insurance                                0.418      0.477      0.434      0.605      0.440      0.577
Inv Mgmt - Annuities                     0.542      0.403      0.434      0.324      0.590      0.601
Inv Mgmt - Mutual Funds(1)               0.484      0.354      0.335      0.348      0.452      0.562
Inv Mgmt - Managed Acct. & Other         0.140      0.127      0.074      0.126      0.160      0.194
Consolidating Adjustments               (0.262)    (0.202)    (0.295)    (0.279)    (0.309)    (0.371)
                                       -------    -------    -------    -------    -------    -------
Gross Deposits                           2.771      2.534      2.566      3.137      3.047      3.203
                                       -------    -------    -------    -------    -------    -------

Account Balances - End of Quarter
Lincoln Retirement - Fixed
Annuities                               15.430     15.551     16.051     16.491     16.533     16.909
Lincoln Retirement - Variable
Annuities                               34.733     36.961     30.506     34.638     35.150     31.206
Lincoln Retirement - Life
Insurance                                0.147      0.157      0.134      0.149
Life Insurance Segment - Life
Insurance                               10.764     11.066     10.939     11.377     11.667     11.759
Inv Mgmt - Annuities                    11.822     12.532     10.714     11.835     11.920     10.896
Inv Mgmt - Mutual Funds(1)              11.530     12.215     10.726     11.552     11.597     11.033
Inv Mgmt - Managed Acct. & Other         1.653      1.774      1.635      1.719      1.821      1.847
Consolidating Adjustments               (6.834)    (7.007)    (6.023)    (6.717)    (6.684)    (6.007)
                                       -------    -------    -------    -------    -------    -------
Account Balances                        79.245     83.250     74.682     81.044     82.005     77.644
                                       -------    -------    -------    -------    -------    -------


                                                         Total Domestic Net Flows
                                                      Unaudited [Billions of Dollars]

                                                                                       YTD        YTD
                                                                                       Jun        Jun
For the Year                              1998       1999       2000       2001       2001       2002
                                       -------    -------    -------    -------    -------    -------
Lincoln Retirement                      (1.244)    (1.165)    (2.874)     0.105     (0.787)     0.311
Life Insurance Segment                   0.113      0.985      1.158      1.163      0.541      0.621
Investment Management Segment-
Retail(1)                                1.772     (2.209)    (1.499)    (0.379)    (0.167)     0.257
Consolidating Adjustments               (0.158)     1.276      1.406     (0.150)    (0.016)    (0.123)
                                       -------    -------    -------    -------    -------    -------
Total Retail Net Flows                   0.483     (1.114)    (1.810)     0.739     (0.427)     1.066

Investment Management Segment-
Institutional                           (2.702)    (2.240)    (5.694)    (0.228)     0.027      1.185
                                       -------    -------    -------    -------    -------    -------
Total Net Flows                         (2.219)    (3.354)    (7.504)     0.511     (0.400)     2.252
                                       -------    -------    -------    -------    -------    -------


                                           Sep        Dec        Mar        Jun        Sep        Dec
For the Quarter                           1999       1999       2000       2000       2000       2000
                                       -------    -------    -------    -------    -------    -------
Lincoln Retirement                      (0.193)    (0.490)    (0.700)    (0.682)    (0.812)    (0.681)
Life Insurance Segment                   0.197      0.327      0.242      0.235      0.277      0.404
Investment Management Segment-
Retail(1)                               (0.300)    (0.410)    (0.879)    (0.364)    (0.315)     0.059
Consolidating Adjustments                0.313      0.463      0.717      0.342      0.194      0.152
                                       -------    -------    -------    -------    -------    -------
Total Retail Net Flows                   0.016     (0.111)    (0.620)    (0.470)    (0.656)    (0.065)

Investment Management Segment-
Instit.                                  0.816     (1.479)    (2.611)    (1.056)    (0.983)    (1.043)
                                       -------    -------    -------    -------    -------    -------
Total Net Flows                          0.832     (1.590)    (3.231)    (1.526)    (1.639)    (1.109)
                                       -------    -------    -------    -------    -------    -------

                                                    Total Domestic Net Flows (Continued)
                                                      Unaudited [Billions of Dollars]

                                           Mar        Jun        Sep        Dec        Mar        Jun
For the Quarter                           2001       2001       2001       2001       2002       2002
                                       -------    -------    -------    -------    -------    -------
Lincoln Retirement                      (0.590)    (0.196)     0.261      0.631      0.088      0.223
Life Insurance Segment                   0.237      0.304      0.239      0.383      0.236      0.385
Investment Management Segment-
Retail(1)                               (0.019)    (0.148)    (0.120)    (0.091)     0.091      0.167
Consolidating Adjustments                0.019     (0.034)    (0.081)    (0.053)    (0.037)    (0.086)
                                       -------    -------    -------    -------    -------    -------
Total Retail Net Flows                  (0.354)    (0.073)     0.299      0.870      0.378      0.688

Investment Management Segment-
Instit.                                 (0.418)     0.445     (0.155)    (0.102)     0.730      0.455
                                       -------    -------    -------    -------    -------    -------
Total Net Flows                         (0.772)     0.372      0.144      0.768      1.108      1.143
                                       -------    -------    -------    -------    -------    -------

NOTE:  Excludes amounts reported as Assets Under Management - Insurance Assets

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000.  See details on pages 22 and 23.







                                                                                   PAGE 28

                                                Consolidated Investment Data -
                                                       Assets Managed
                                               Unaudited [Billions of Dollars]

December 31                               1997       1998       1999       2000       2001
                                       -------    -------    -------    -------    -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities               24.066     30.233     27.689     27.450     28.346
Equity securities                        0.660      0.543      0.604      0.550      0.470
Other investments                        5.092      7.154      7.286      7.369      7.297
                                       -------    -------    -------    -------    -------
Total LNC Investments(1)                29.819     37.929     35.578     35.369     36.113
Separate accounts                       37.139     43.409     53.654     50.580     44.833
Cash and Invested Cash                   3.795      2.433      1.896      1.927      3.095
Discontinued Operations                -------    -------    -------    -------    -------
Total LNC                               70.752     83.772     91.128     87.876     84.042
                                       -------    -------    -------    -------    -------
Non-affiliate assets managed            48.331     50.061     49.314     43.397     42.199
                                       -------    -------    -------    -------    -------
Total Assets Managed                   119.083    133.833    140.443    131.273    126.241
                                       =======    =======    =======    =======    =======

Assets Managed by Advisor
Investment Management segment(1)        56.457     61.488     61.374     53.354     48.411
(See page 22 for additional
detail)
DLIA-Corp                               35.684     39.432     35.934     35.686     38.119
(Assets managed internally-see
page 22)
Lincoln (UK)                             6.775      7.573      8.589      7.873      6.847
Policy Loans (within business
units)                                   0.763      1.840      1.892      1.961      1.940
Non-LNC Affiliates                      19.404     23.500     32.654     32.399     30.924
                                       -------    -------    -------    -------    -------
Total Assets Managed                   119.083    133.833    140.443    131.273    126.241
                                       =======    =======    =======    =======    =======

                                           Sep        Dec        Mar        Jun        Sep        Dec
End of Quarter                            1999       1999       2000       2000       2000       2000
                                       -------    -------    -------    -------    -------    -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities               28.708     27.689     27.745     27.078     27.264     27.450
Equity securities                        0.507      0.604      0.588      0.560      0.570      0.550
Other investments                        7.317      7.286      7.442      7.419      7.471      7.369
                                       -------    -------    -------    -------    -------    -------
Total LNC Investments(1)                36.532     35.578     35.775     35.057     35.305     35.369
Separate accounts                       46.229     53.654     56.908     54.924     54.411     50.580
Cash and invested cash                   2.343      1.896      1.510      1.619      1.436      1.927
                                       -------    -------    -------    -------    -------    -------
Total LNC                               85.104     91.128     94.192     91.601     91.152     87.876
                                       -------    -------    -------    -------    -------    -------

Non-affiliate assets managed            48.068     49.314     47.150     45.945     45.119     43.397
                                       -------    -------    -------    -------    -------    -------
Total Assets Managed                   133.172    140.443    141.342    137.546    136.271    131.273
                                       =======    =======    =======    =======    =======    =======

Assets Managed by Advisor
Investment Management segment(1)        58.869     61.375     58.712     56.986     55.998     53.355
(See page 23 for additional
detail)
DLIA-Corp                               36.820     35.934     35.541     34.891     34.981     35.686
(Assets managed internally-see
page 23)
Lincoln (UK)                             7.849      8.589      8.423      8.058      7.838      7.873
Policy Loans (within business
units)                                   1.863      1.892      1.896      1.915      1.936      1.961
Non-LNC Affiliates                      27.771     32.653     36.770     35.696     35.518     32.397
                                       -------    -------    -------    -------    -------    -------
Total Assets Managed                   133.172    140.443    141.342    137.546    136.271    131.273
                                       =======    =======    =======    =======    =======    =======


                                           Mar        Jun        Sep        Dec        Mar        Jun
End of Quarter                            2001       2001       2001       2001       2002       2002
                                       -------    -------    -------    -------    -------    -------
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities               27.811     27.874     28.932     28.346     28.841     29.725
Equity securities                        0.560      0.534      0.478      0.470      0.439      0.419
Other investments                        7.374      7.388      7.379      7.297      7.084      7.016
                                       -------    -------    -------    -------    -------    -------
Total LNC Investments(1)                35.744     35.796     36.788     36.113     36.363     37.160
Separate accounts                       44.506     47.140     39.480     44.833     44.917     40.580
Cash and invested cash                   2.015      1.502      1.996      3.095      1.700      2.265
                                       -------    -------    -------    -------    -------    -------
Total LNC                               82.266     84.438     78.264     84.042     82.979     80.005
                                       -------    -------    -------    -------    -------    -------

Non-affiliate assets managed            41.904     44.069     39.198     42.199     43.708     43.031
                                       -------    -------    -------    -------    -------    -------
Total Assets Managed                   124.170    128.507    117.462    126.241    126.687    123.036
                                       =======    =======    =======    =======    =======    =======

Assets Managed by Advisor
Investment Management segment(1)        48.208     50.737     44.957     48.413     50.001     48.738
(See page 23 for additional
detail)
DLIA-Corp                               36.324     36.018     37.337     38.119     37.171     38.476
(Assets managed internally-see
page 23)
Lincoln (UK)                             7.012      7.027      6.474      6.847      6.772      6.753
Policy Loans (within business
units)                                   1.947      1.947      1.943      1.940      1.918      1.906
Non-LNC Affiliates                      30.679     32.778     26.750     30.923     30.825     27.162
                                       -------    -------    -------    -------    -------    -------
Total Assets Managed                   124.170    128.507    117.462    126.241    126.687    123.036
                                       =======    =======    =======    =======    =======    =======

(1) Retail assets under management have been restated to include assets under administration beginning in January of 2000. See details on pages 22 and 23.





                                                                                                          PAGE 29
                                                            Consolidated Investment Data
                                                           Unaudited [Millions of Dollars
                                                                 except as noted]
                                                                                                   YTD        YTD
                                                                                                   Jun        Jun
For the Year Ended December 31             1997       1998       1999       2000       2001       2001       2002
                                        -------    -------    -------    -------    -------    -------    -------
Net Investment Income

Fixed Maturity Securities                1832.1     2065.8     2232.9     2148.7     2121.0     1053.9     1046.3
Equity Securities                          19.1       22.8       20.1       19.5       17.6        8.8        7.6
Mortgage loans on real estate             279.2      383.6      369.2      373.8      374.5      188.0      179.7
Real estate                                99.4       86.8       64.1       51.8       49.5       25.9       24.2
Policy loans                               44.5       99.5      116.5      125.0      125.3       62.8       61.3
Invested cash                             102.4      156.8      110.3       87.2       68.4       42.3       21.5
Other investments                          20.6       88.4       51.8       66.8       69.5       37.9       17.7
                                        -------    -------    -------    -------    -------    -------    -------
Investment revenue                       2397.3     2903.7     2964.8     2872.8     2825.8     1419.5     1358.1
Investment expense                        146.6      222.3      157.3      125.7      146.2       72.8       59.1
                                        -------    -------    -------    -------    -------    -------    -------
Net Investment Income                    2250.8     2681.4     2807.5     2747.1     2679.6     1346.8     1299.1
                                        -------    -------    -------    -------    -------    -------    -------
Gross-up of Tax Exempt Income              12.7       11.6        8.1        7.8        7.2        3.5        3.5
                                        -------    -------    -------    -------    -------    -------    -------
Adjusted Net Invest Income               2263.5     2693.0     2815.6     2754.9     2686.8     1350.3     1302.6
                                        =======    =======    =======    =======    =======    =======    =======

Mean Invested Assets (Cost Basis)       30337.3    36573.8    39027.5    37471.3    37616.9    37166.3    38202.7

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets                 7.46%      7.36%      7.21%      7.35%      7.14%      7.27%      6.82%

Investment Gains

Realized Gains (Losses) on
Investments                                72.9       13.7        3.8      (17.5)     (68.7)     (24.8)    (120.3)
Gains(Losses) on Derivatives                0.0        0.0        0.0        0.0       (4.9)       0.1        0.4

Incr (Decr) in Unreal Gains on
Sec
Avail-for-Sale (after DAC/Tax)            159.6      116.4    (1018.1)     477.7      183.7       64.1      129.9
Incr (Decr) on Derivatives*                                                             3.9       27.0        1.3
Incr (Decr) in Foreign Exchange           (20.3)       3.8      (19.9)      (8.1)     (30.0)     (37.3)      30.0
Incr (Decr) in minimum pension
liability                                                                             (36.0)       0.0       (1.9)

Securities Available-for-Sale
[Billions of Dollars at End of
Year]
Fixed Maturity Sec (Market)              24.066     30.233     27.689     27.450     28.346     27.874     29.725
Fixed Maturity Sec (Adjusted
Cost)                                    22.624     28.640     28.357     27.373     27.956     27.681     29.133

Equity Securities (Market)                0.660      0.543      0.604      0.550      0.470      0.534      0.419
Equity Securities (Adjusted Cost)         0.518      0.437      0.482      0.458      0.444      0.477      0.374

% of Fixed Maturity Securities
(Based on Market)
Treasuries and AAA                        27.6%      25.6%      22.8%      22.1%      17.2%      19.3%      18.2%
AA or better                              35.1%      32.6%      29.8%      29.2%      23.6%      26.0%      25.0%
BB or less                                 7.3%       7.0%       8.0%       6.7%       8.3%       7.8%       6.4%

-----------------------------------------------------------------------------------------------------------------

                                            Sep        Dec        Mar        Jun        Sep        Dec
For the Quarter Ended                      1999       1999       2000       2000       2000       2000
                                        -------    -------    -------    -------    -------    -------
Net Investment Income

Fixed Maturity Securities                 551.2      548.0      541.3      544.4      525.3      537.7
Equity Securities                           3.9        6.9        3.7        5.7        3.6        6.5
Mortgage loans on real estate              94.7       94.5       92.0       95.1       94.4       92.3
Real estate                                13.7       12.5       11.2       12.5       11.8       16.3
Policy loans                               29.4       29.9       30.7       30.9       30.5       32.9
Invested cash                              32.4       22.0       27.2       15.1       26.5       18.4
Other investments                           9.9       20.9       35.1        2.0       26.9        2.9
                                        -------    -------    -------    -------    -------    -------
Investment revenue                        735.2      734.9      741.1      705.7      719.1      706.9
Investment expense                         38.1       34.8       30.0       31.8       29.0       34.8
                                        -------    -------    -------    -------    -------    -------
Net Investment Income                     697.1      700.1      711.1      673.8      690.0      672.1
                                        -------    -------    -------    -------    -------    -------
Gross-up of Tax Exempt Income               1.7        2.6        1.5        2.3        1.4        2.6
                                        -------    -------    -------    -------    -------    -------
Adjusted Net Invest Income                698.7      702.7      712.6      676.1      691.5      674.7
                                        =======    =======    =======    =======    =======    =======

Mean Invested Assets (Cost Basis)       39111.8    38438.6    38237.4    37306.1    37250.8    37090.8

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets                 7.15%      7.31%      7.45%      7.25%      7.43%      7.28%

Investment Gains

Realized Gains (Losses) on
Investments                                 4.1        1.6       (0.4)      (6.7)     (11.6)       1.2
Gains (Losses) on Derivatives               0.0        0.0        0.0        0.0        0.0        0.0

Incr (Decr) in Unreal Gains on
Sec
Avail-for-Sale (after DAC/Tax)           (102.7)    (361.9)      54.5     (145.4)     218.8      349.8
Incr (Decr) on Derivatives*
Incr (Decr) in Foreign Exchange            19.6      (10.2)      (7.3)      (0.9)      (2.0)       2.0
Incr (Decr) in minimum pension
liability

Securities Available-for-Sale
[Billions of Dollars at End of
Year]
Fixed Maturity Sec (Market)              28.708     27.689     27.745     27.078     27.264     27.450
Fixed Maturity Sec (Adjusted
Cost)                                    28.974     28.357     28.295     27.788     27.727     27.373

Equity Securities (Market)                0.507      0.604      0.588      0.560      0.570      0.550
Equity Securities (Adjusted Cost)         0.414      0.482      0.475      0.446      0.450      0.458

% of Fixed Maturity Securities
(Based on Market)
Treasuries and AAA                        24.2%      22.8%      22.7%      22.3%      22.3%      22.1%
AA or better                              31.1%      29.8%      29.5%      29.3%      29.4%      29.2%
BB or less                                 7.5%       8.0%       7.4%       7.4%       6.8%       6.7%



                                             Mar        Jun        Sep        Dec        Mar        Jun
For the Quarter Ended                       2001       2001       2001       2001       2002       2002
                                         -------    -------    -------    -------    -------    -------
Net Investment Income

Fixed Maturity Securities                  526.9      527.0      536.9      530.1      522.5      523.8
Equity Securities                            1.0        7.8        3.7        5.1        3.4        4.3
Mortgage loans on real estate               95.7       92.4       94.2       92.4       89.5       90.2
Real estate                                 12.8       13.1       12.7       10.9       12.3       11.9
Policy loans                                31.4       31.4       31.0       31.6       30.2       31.1
Invested cash                               22.5       19.8       14.8       11.3       12.4        9.1
Other investments                           19.6       18.2       28.2        3.5        7.8        9.8
                                         -------    -------    -------    -------    -------    -------
Investment revenue                         709.9      709.7      721.4      684.8      678.0      680.2
Investment expense                          36.1       36.6       35.2       38.2       29.9       29.2
                                         -------    -------    -------    -------    -------    -------
Net Investment Income                      673.7      673.1      686.2      646.6      648.1      651.0
                                         -------    -------    -------    -------    -------    -------
Gross-up of Tax Exempt Income                0.5        3.0        1.5        2.1        1.5        2.0
                                         -------    -------    -------    -------    -------    -------
Adjusted Net Invest Income                 674.2      676.1      687.7      648.7      649.7      653.0
                                         =======    =======    =======    =======    =======    =======

Mean Invested Assets (Cost Basis)        37238.0    37094.5    37685.8    38449.3    38169.9    38235.5

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets                  7.24%      7.29%      7.30%      6.75%      6.81%      6.83%

Investment Gains

Realized Gains (Losses) on
Investments                                (13.4)     (11.5)     (23.8)     (20.0)     (67.6)     (52.7)
Gains (Losses) on Derivatives               (0.1)       0.2       (0.4)      (4.6)       0.1        0.3

Incr (Decr) in Unreal Gains on
Sec
Avail-for-Sale (after DAC/Tax)             178.4     (114.2)     171.8      (52.2)    (163.9)     293.8
Incr (Decr) on Derivatives*                 23.3        3.7       (6.7)       1.2        1.2        0.0
Incr (Decr) in Foreign Exchange            (17.8)     (19.5)      22.2      (14.9)     (12.8)      42.8
Incr (Decr) in minimum pension
liability                                                                   (36.0)       0.7       (2.6)

Securities Available-for-Sale
[Billions of Dollars at End of
Year]
Fixed Maturity Sec (Market)               27.811     27.874     28.932     28.346     28.841     29.725
Fixed Maturity Sec (Adjusted
Cost)                                     27.367     27.681     28.253     27.956     28.831     29.133

Equity Securities (Market)                 0.560      0.534      0.478      0.470      0.439      0.419
Equity Securities (Adjusted Cost)          0.507      0.477      0.453      0.444      0.398      0.374

% of Fixed Maturity Securities
(Based on Market)
Treasuries and AAA                         20.3%      19.3%      17.9%      17.2%      17.8%      18.2%
AA or better                               27.1%      26.0%      24.3%      23.6%      24.7%      25.0%
BB or less                                  7.2%       7.8%       7.2%       8.3%       7.5%       6.4%

* 2001 includes the cumulative effect of accounting change related to the adjustment recorded upon adoption of FAS #133.




                                                                                               PAGE 30

                                                             Common Stock/Debt Information
                                                              Unaudited [Dollars per Share,
                                                                   except Percentages]


For the Year Ended December 31                        1991       1992       1993       1994       1995
                                                   -------    -------    -------    -------    -------
Common Stock [1]

Highest Price                                       13.813     19.032     24.125     22.188     26.875
Lowest Price                                         9.500     12.625     17.344     17.313     17.313
Closing Price                                       13.688     18.500     21.750     17.500     26.875

Dividend Payout Ratio [2]                            63.5%      38.9%      52.6%      51.0%      39.7%
Yield [3]                                             5.3%       4.1%       3.8%       4.9%       3.4%

Preferred Stock Dividend
(Millions)                                          13.033     17.246     17.212     17.119      8.644

Debt: (End of Period)

Senior Debt Ratings
A.M. Best
Fitch                                                              AA        AA-        AA-        AA-
Moody's                                                            A2         A2         A1         A2
Standard and Poors                                                 A+         A+         A+          A

Claims Paying Ratings:
Lincoln Life - A.M. Best                                           A+         A+         A+         A+
Lincoln Life - Fitch                                              AAA        AAA        AAA        AA+
Lincoln Life - Moody's                                             A1         A1        Aa3        Aa3
Lincoln Life - Standard & Poors                                   AA-        AA-        AA-        AA-
First Penn - A.M. Best*                                             A         A+         A+         A+
First Penn - Fitch
First Penn - Moody's
First Penn - Standard & Poors*                                    AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*
LLA of New York - Fitch*
LLA of New York - Moody's
LLA of New York - Standard &
Poors*

Ratios
Debt to Total Capitalization [4]                                25.7%      21.1%      19.9%      22.8%
Debt to Equity [4]                                              34.7%      26.7%      24.9%      29.5%


                                                             Common Stock/Debt Information (Continued)
                                                              Unaudited [Dollars per Share,
                                                                   except Percentages]


For the Year Ended December 31           1996         1997       1998       1999       2000       2001
                                      -------      -------    -------    -------    -------    -------
Common Stock [1]

Highest Price                         28.500        39.063     49.438     57.500     56.375     52.750
Lowest Price                          20.375        24.500     33.500     36.000     22.625     38.000
Closing Price                         26.250        39.063     40.907     40.000     47.313     48.570

Dividend Payout Ratio [2]              38.2%         22.8%      43.9%      50.5%      38.3%      41.9%
Yield [3]                               3.7%          2.7%       2.7%       2.9%       2.6%       2.6%

Preferred Stock Dividend
(Millions)                             0.112         0.106      0.100      0.089      0.078      0.071

Debt: (End of Period)

Senior Debt Ratings
A.M. Best                                                                                 a          a
Fitch                                    AA-            AA-         A+         A+         A+         A+
Moody's                                   A2            A2         A2         A2         A3         A3
Standard and Poors                         A             A         A-         A-         A-         A-

Claims Paying Ratings:
Lincoln Life - A.M. Best                  A+            A+          A          A          A          A
Lincoln Life - Fitch                     AA+           AA+        AA+        AA+         AA         AA
Lincoln Life - Moody's                   Aa3           Aa3        Aa3        Aa3        Aa3        Aa3
Lincoln Life - Standard & Poors          AA-           AA-        AA-        AA-        AA-        AA-
First Penn - A.M. Best*                   A+            A+          A          A          A          A
First Penn - Fitch                                     AA+        AA+        AA+         AA         AA
First Penn - Moody's                                    A1         A1         A1         A1         A1
First Penn - Standard & Poors*           AA-           AA-        AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*              A+            A+          A          A          A          A
LLA of New York - Fitch*                               AA+        AA+        AA+         AA         AA
LLA of New York - Moody's                 A1            A1         A1         A1         A1         A1
LLA of New York - Standard &
Poors*                                   AA-           AA-        AA-        AA-        AA-        AA-

Ratios
Debt to Total Capitalization [4]       18.8%         17.0%      21.2%      23.2%      20.8%      21.4%
Debt to Equity [4]                     23.1%         20.5%      26.9%      30.3%      26.3%      27.2%

------------------------------------------------------------------------------------------------------


                                            Sep        Dec        Mar        Jun        Sep        Dec
For the Quarter Ended                      1999       1999       2000       2000       2000       2000
                                        -------    -------    -------    -------    -------    -------

Common Stock:
Highest Price                            57.500     48.313     41.375     40.063     56.375     50.938
Lowest Price                             36.000     36.500     22.625     29.000     35.625     40.875
Closing Price                            37.563     40.000     33.500     36.125     48.125     47.313


Yield [3]                                  2.9%       2.9%       3.5%       3.2%       2.4%       2.6%

Preferred Stock Dividend                  0.027      0.014      0.022      0.022      0.021      0.013
(Millions)

Debt: (End of Period)

Senior Debt Ratings
A.M. Best                                                                                 a          a
Fitch                                        A+         A+         A+         A+         A+         A+
Moody's                                      A2         A2         A2         A2         A2         A3
Standard and Poors                           A-         A-         A-         A-         A-         A-

Claims Paying Ratings:
Lincoln Life - A.M. Best                      A          A          A          A          A          A
Lincoln Life - Fitch                        AA+        AA+        AA+        AA+        AA+         AA
Lincoln Life - Moody's                      Aa3        Aa3        Aa3        Aa3        Aa3        Aa3
Lincoln Life - Standard & Poors             AA-        AA-        AA-        AA-        AA-        AA-
First Penn - A.M. Best*                       A          A          A          A          A          A
First Penn - Fitch                          AA+        AA+        AA+        AA+        AA+         AA
First Penn - Moody's                         A1         A1         A1         A1         A1         A1
First Penn - Standard & Poors*              AA-        AA-        AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*                  A          A          A          A          A          A
LLA of New York - Fitch*                    AA+        AA+        AA+        AA+        AA+         AA
LLA of New York - Moody's                    A1         A1         A1         A1         A1         A1
LLA of New York - Standard &
Poors*                                      AA-        AA-        AA-        AA-        AA-        AA-

Ratios
Debt to Total Capitalization [4]          22.0%      23.2%      23.3%      21.8%      21.2%      20.8%
Debt to Equity [4]                        28.3%      30.3%      30.4%      28.0%      27.0%      26.3%


                                            Mar        Jun        Sep        Dec        Mar        Jun
For the Quarter Ended                      2001       2001       2001       2001       2002       2002
                                        -------    -------    -------    -------    -------    -------
Common Stock:
Highest Price                            48.250     52.300     52.750     49.450     53.650     52.540
Lowest Price                             38.000     41.280     41.000     40.000     47.200     40.750
Closing Price                            42.470     51.750     46.630     48.570     50.730     42.000


Yield [3]                                  2.9%       2.4%       2.6%       2.6%       2.5%       3.0%

Preferred Stock Dividend                  0.019      0.018      0.017      0.017      0.017      0.016
(Millions)

Debt: (End of Period)

Senior Debt Ratings
A.M. Best                                     a          a          a          a          a          a
Fitch                                        A+         A+         A+         A+         A+         A+
Moody's                                      A3         A3         A3         A3         A3         A3
Standard and Poors                           A-         A-         A-         A-         A-         A-

Claims Paying Ratings:
Lincoln Life - A.M. Best                      A          A          A          A          A         A+
Lincoln Life - Fitch                         AA         AA         AA         AA         AA         AA
Lincoln Life - Moody's                      Aa3        Aa3        Aa3        Aa3        Aa3        Aa3
Lincoln Life - Standard & Poors             AA-        AA-        AA-        AA-        AA-        AA-
First Penn - A.M. Best*                       A          A          A          A          A         A+
First Penn - Fitch                           AA         AA         AA         AA         AA         AA
First Penn - Moody's                         A1         A1         A1         A1         A1         A1
First Penn - Standard & Poors*              AA-        AA-        AA-        AA-        AA-        AA-
LLA of New York - A.M. Best*                  A          A          A          A          A         A+
LLA of New York - Fitch*                     AA         AA         AA         AA         AA         AA
LLA of New York - Moody's                    A1         A1         A1         A1         A1         A1
LLA of New York - Standard &
Poors*                                      AA-        AA-        AA-        AA-        AA-        AA-

Ratios
Debt to Total Capitalization [4]          22.2%      21.2%      21.1%      21.4%      22.7%      22.6%
Debt to Equity [4]                        28.5%      27.0%      26.7%      27.2%      29.4%      29.2%

  * Rating based on affiliation with Lincoln Life

[1] Stock prices shown above include 2-for-1 splits in June 1993, and June 1999

[2] Indicated dividend divided by net income

[3] Indicated dividend divided by the closing price

[4] Equity used in calculation assumes securities at cost. Minority interest-preferred securities of subsidiary companies (hybrid securities) are considered 50%
    debt and 50% equity.

Return on Equity/Return on Capital:

In order to accommodate the various perspectives, LNC presents two separate Return on Equity numbers on pages 2, 5 and 6 of this Statistical Report.  "Net Income Divided by Average Shareholders' Equity"
tends to fluctuate from period to period due to the realization of gains and losses on investments or sale of subsidiaries.  "Income from Operations Divided by Average Shareholders' Equity" is less volatile but leaves out an important element of earnings for a company that has a long-term goal of enhancing shareholder value by realizing investment gains.

Return on capital measures the effectiveness of LNC's use of its total capital, which is made up of equity, debt and hybrid securities. Return on capital is calculated by dividing income from operations
(after adding back after-tax interest expense) by average capital. The difference between return on capital and return on equity presents the effect of leveraging on LNC's consolidated results.
